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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

Madison Funds
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices) (Zip code)

Lisa R. Lange
Chief Legal Officer and Chief Compliance Officer
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N- CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1. Report to Shareholders.

Annual Report
October 31, 2016

Madison Conservative Allocation Fund
Madison Moderate Allocation Fund
Madison Aggressive Allocation Fund

Madison Government Money Market Fund

Madison Tax-Free Virginia Fund
Madison Tax-Free National Fund

Madison High Quality Bond Fund
Madison Core Bond Fund
Madison Corporate Bond Fund
Madison High Income Fund

Madison Diversified Income Fund
Madison Covered Call & Equity Income Fund
Madison Dividend Income Fund
Madison Large Cap Value Fund
Madison Investors Fund
Madison Mid Cap Fund
Madison Small Cap Fund
Madison International Stock Fund
Madison Hansberger International Growth Fund

Madison Funds | October 31, 2016

Table of Contents

Although each Fund’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular Fund, group of Funds or list of Funds.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.

For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company.

For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Madison Funds | October 31, 2016

Management’s Discussion of Fund Performance (unaudited)

Period in Review

Point-to-point, U.S. stocks posted modest gains for the fiscal year ended October 31, 2016. These modest gains, however, masked a year of volatility. By mid-February, the value of the S&P 500® Index had fallen 12% since October 31 of last year as markets focused on struggles in Europe, tepid economic growth in the U.S., and the ongoing need for central bank accommodation to prop up global growth and asset values. From its February low, however, domestic stocks staged an almost 20% rally by mid-August, interrupted only briefly by a sharp pullback after the UK’s decision to leave the European Union in June. For the fiscal year, the S&P 500 returned 4.51%. Mid cap stocks, as represented by the Russell Mid Cap® Index returned only slightly less at 4.17%. Foreign equities were the underperformers for the year, as the MSCI EAFE Index returned -2.68% over the last twelve months.

Fixed income markets were similarly volatile. Longer-term interest rates (10-year U.S. Treasury benchmark rate) began fiscal 2016 at 2.14% and quickly rose 20 basis points (“bps”) by mid-November on fears that the Federal Reserve (the “Fed”) would soon begin tightening monetary policy. After a 25bps increase in the benchmark Fed Funds Rate in December, it became evident that economic growth was stalling, inflation remained under control, and the case for additional Fed tightening was weak. The resulting lack of confidence in the U.S. economy, declining oil prices and weak food prices allowed the Fed to step off of the brake pedal, and a December, 2015 Fed Funds rate hike was the only monetary policy tightening of the fiscal year period. This allowed interest rates across the yield curve to fall, and by early July, the 10-year Treasury yield had fallen almost 100bps from its November, 2015 peak. The Fed, however, resumed its monetary sabre rattling late in the fiscal year, causing longer-term yields to rise modestly by the end of October. Nonetheless, bonds posted returns competitive with stocks as yields, point-to-point, fell by nearly one-half percent. The Bloomberg Barclays Aggregate Bond Index totaled 4.37% for the fiscal year-to-date, and the Bloomberg Barclays Intermediate Government/Credit Index rose 3.19% for the period.

Outlook

The U.S. economy is accelerating and inflation measures are firming. Real GDP growth, which began the year below a 1% annualized rate, is now running closer to 3% and is expected to continue to move grudgingly higher. The Unemployment Rate is currently at 4.6% – down incrementally from the beginning of the fiscal year. This metric suggests modest improvement in the overall employment situation in the U.S. over the last year. In reality, over 2.5 million new jobs have been created in the last twelve months as previously discouraged job seekers have re-entered the labor force. Commensurate with more jobs, household incomes have rebounded as well, leading to forecasts of continued advance in consumption spending. The buoyancy of the labor markets, and an inflation rate approaching the Fed’s 2% target, have reignited the debate over the need for monetary tightening. Recent comments by Fed officials suggest a higher Fed Funds rate may come sooner rather than later. We expect that the Fed will raise the Fed Funds rate at its December, 2016 meeting.

Fiscal policy in 2017 will likely prove stimulative to the economy. Initiatives offered so far by incoming President-elect Trump and the Republican-controlled Congress suggest the potential for lower tax rates, higher infrastructure spending, and a looser regulatory environment. As a result, we expect overall economic activity to continue to advance at a moderate pace and inflation to inch higher, sufficient for the Federal Reserve to continue raising short-term interest rates in the year ahead. Rising short-term interest rates will continue to have a negative effect on the U.S. bond market as yields across the term structure adjust to reflect the reality of tighter monetary policy. At some point, rising interest rates will catch the attention of the stock market too.

The blend of better economic growth here in the U.S., buoyant labor markets, advancing incomes, and rising (although still relatively tame) inflation paint a challenging backdrop for U.S. financial markets. Combined with historically full equity valuations, rising interest rates both here and abroad, and persistent fears over the soundness of Europe’s banking system, near-term caution is warranted. We believe that investors will be well-served going forward by focusing on lower-risk, higher-quality companies along with shorter duration, higher-quality bonds in their portfolios. This approach should provide a margin of safety as volatile markets persist.

2

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2016

ALLOCATION FUNDS SUMMARY

The Madison Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (the “Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Funds will be diversified among a number of asset classes and their allocation among Underlying Funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

MADISON CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-20% money market funds;
•	20-80% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	10-50% equity securities (e.g., U.S. stock funds);
•	0-40% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]

					Since	Since					Since	Since
	1	3	5	10	6/30/06	2/29/08	1	3	5	10	6/30/06	2/29/08
	Year	Years	Years	Years	Inception	Inception	Year	Years	Years	Years	Inception	Inception

Class A Shares[2]	3.10	3.45	4.95	3.46	3.86	–	-2.84	1.43	3.71	2.85	3.26	–

Class B Shares[3]	2.27	2.69	4.16	2.84	3.27	–	-2.15	1.59	3.82	2.84	3.27	–

Class C Shares[4]	2.37	2.69	4.16	–	–	2.82	1.39	2.69	4.16	–	–	2.82

Bank of America
Merrill Lynch
US Corp, Govt &
Mortgage Index	4.39	3.59	2.97	4.71	5.01	4.28	NA	NA	NA	NA	NA	NA

Conservative
Allocation Fund
Custom Index	4.05	4.23	5.63	5.19	5.59	5.10	NA	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Conservative Allocation Fund (Class A at NAV) returned 3.10% for the one-year period, compared to its blended benchmark’s return of 4.05%. The Fund underperformed its peers as measured by the Morningstar Conservative Allocation category, which returned 3.53% for the year.

Contributing positively to the Fund’s performance were overweight allocations to U.S. Technology stocks, high yield bonds/bank loans, gold and U.S. TIPS, as well as an underweight allocation to U.S. small cap stocks. The Fund also benefited from strong relative returns among its core actively managed U.S. equity holdings. Finally, the timely addition of Energy equities in February provided a boost to performance. On the negative side, the Fund was held back by its elevated cash position and more defensive posturing (equity underweight) during the strong market advance from the February market low. Also detracting from performance was our preference for developed markets over emerging markets stocks within the international equity allocation.

We continue to maintain a more defensive, underweight, equity allocation relative to the Fund’s benchmark. Broadly speaking, we believe the U.S. equity market is marked by an elevated valuation level that will act as a headwind for future returns without an improving earnings outlook. Slowing global trade and economic growth, in addition to increasing unit labor costs, indicate to us that earnings will remain under pressure. We believe caution is warranted.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Alternative Funds	3.0%
Bond Funds	60.9%
Foreign Stock Funds	9.1%
Money Market Funds	2.7%
Stock Funds	24.4%
Other Net Assets and Liabilities	(0.1)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Madison Core Bond Fund Class Y	21.2%
iShares 7-10 Year Treasury Bond ETF	8.0%
Madison Corporate Bond Fund Class Y	7.1%
iShares TIPS Bond Fund ETF	7.1%
Madison Dividend Income Fund Class Y	5.5%
PowerShares Senior Loan Portfolio	5.3%
Baird Aggregate Bond Fund Institutional Shares	5.0%
Vanguard Growth ETF	4.5%
Madison Investors Fund Class Y	4.5%
Vanguard FTSE All-World ex-U.S. ETF	4.2%

3

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2016

MADISON MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-15% money market funds;
•	10-60% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	20-80% equity securities (e.g., U.S. stock funds);
•	0-50% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]

	% Return Without Sales Charge						% Return After Sales Charge[5]

					Since	Since					Since	Since
	1	3	5	10	6/30/06	2/29/08	1	3	5	10	6/30/06	2/29/08
	Year	Years	Years	Years	Inception	Inception	Year	Years	Years	Years	Inception	Inception

Class A Shares[2]	2.95	4.10	6.88	3.47	3.99	–	-2.98	2.07	5.61	2.86	3.39	–

Class B Shares[3]	2.15	3.31	6.07	2.84	3.39	–	-2.17	2.24	5.75	2.84	3.39	–

Class C Shares[4]	2.15	3.31	6.07	–	–	2.87	1.19	3.31	6.07	–	–	2.87

S&P 500® Index	4.51	8.84	13.57	6.70	7.37	7.87	NA	NA	NA	NA	NA	NA

Moderate
Allocation Fund
Custom Index	3.73	4.67	7.52	5.37	5.86	5.47	NA	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Moderate Allocation Fund (Class A at NAV) returned 2.95% for the one-year period, compared to its blended benchmark’s return of 3.73%. The Fund outperformed its peers as measured by the Morningstar Moderate Allocation category, which advanced 2.75% for the period.

Contributing positively to the Fund’s performance were overweight allocations to U.S. Technology stocks, high yield bonds/bank loans, gold and U.S. TIPS, as well as an underweight allocation to U.S. small cap stocks. The Fund also benefited from strong relative returns among its core actively managed U.S. equity holdings. Finally, the timely addition of Energy equities in February provided a boost to performance. On the negative side, the Fund was held back by its elevated cash position and more defensive posturing (equity underweight) during the strong market advance from the February market low. Also detracting from performance was our preference for developed markets over emerging markets stocks within the international equity allocation.

We continue to maintain a more defensive, underweight, equity allocation relative to the Fund’s benchmark. Broadly speaking, we believe the U.S. equity market is marked by an elevated valuation level that will act as a headwind for future returns without an improving earnings outlook. Slowing global trade and economic growth, in addition to increasing unit labor costs, indicate to us that earnings will remain under pressure. We believe caution is warranted.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Alternative Funds	3.0%
Bond Funds	35.9%
Foreign Stock Funds	16.0%
Money Market Funds	2.0%
Stock Funds	43.1%
Other Net Assets and Liabilities	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Madison Core Bond Fund Class Y	15.7%
Madison Dividend Income Fund Class Y	10.1%
Madison Investors Fund Class Y	10.0%
Vanguard FTSE All-World ex-U.S. ETF	8.5%
Vanguard Growth ETF	7.0%
iShares 7-10 Year Treasury Bond ETF	5.0%
iShares Core S&P Mid-Cap ETF	4.5%
iShares TIPS Bond Fund ETF	4.1%
Baird Aggregate Bond Fund Institutional Shares	4.0%
SPDR Gold Shares	3.0%

MADISON AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-10% money market funds;
•	0-30% debt securities, all of which could be in below investment grade (“junk”) debt securities (e.g., bond funds, convertible bond funds and high income funds);
•	30-90% equity securities (e.g., U.S. stock funds);
•	0-60% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

4

Madison Funds | Management’s Discussion of Fund Performance - Madison Aggressive Allocation Fund - continued | October 31, 2016

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]

	% Return Without Sales Charge						% Return After Sales Charge[5]

					Since	Since					Since	Since
	1	3	5	10	6/30/06	2/29/08	1	3	5	10	6/30/06	2/29/08
	Year	Years	Years	Years	Inception	Inception	Year	Years	Years	Years	Inception	Inception

Class A Shares[2]	2.65	4.60	8.30	3.20	3.83	–	-3.22	2.54	7.02	2.59	3.23	–

Class B Shares[3]	1.88	3.80	7.49	2.58	3.22	–	-2.31	2.78	7.19	2.58	3.22	–

Class C Shares[4]	1.87	3.80	7.48	–	–	2.60	0.95	3.80	7.48	–	–	2.60

S&P 500 Index	4.51	8.84	13.57	6.70	7.37	7.87	NA	NA	NA	NA	NA	NA

Aggressive
Allocation Fund
Custom Index	3.42	4.96	8.99	5.38	5.94	5.62	NA	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Aggressive Allocation Fund (Class A at NAV) returned 2.65% for the one-year period, compared to its blended benchmark’s return of 3.42%. The Fund outperformed its peers as measured by the Morningstar Aggressive Allocation category, which returned 2.42% for the period.

Contributing positively to the Fund’s performance were overweight allocations to U.S. Technology stocks and gold, as well as an underweight allocation to U.S. small cap stocks. The Fund also benefited from strong relative returns among its core actively managed U.S. equity holdings. Finally, the timely addition of energy equities in February provided a boost to performance. On the negative side, the Fund was held back by its elevated cash position and more defensive posturing (equity underweight) during the strong market advance from the February market low. Also detracting from performance was our preference for developed markets over emerging markets stocks within the international equity allocation.

We continue to maintain a more defensive, underweight, equity allocation relative to the Fund’s benchmark. Broadly speaking, we believe the U.S. equity market is marked by an elevated valuation level that will act as a headwind for future returns without an improving earnings outlook. Slowing global trade and economic growth, in addition to increasing unit labor costs, indicate to us that earnings will remain under pressure. We believe caution is warranted.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Alternative Funds	3.1%
Bond Funds	15.2%
Foreign Stock Funds	22.3%
Money Market Funds	2.4%
Stock Funds	56.7%
Other Net Assets and Liabilities	0.3%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Vanguard FTSE All-World ex-U.S. ETF	12.1%
Madison Dividend Income Fund Class Y	12.0%
Madison Investors Fund Class Y	11.8%
Vanguard Growth ETF	9.0%
Madison Core Bond Fund Class Y	8.4%
iShares Core S&P Mid-Cap ETF	7.7%
iShares 7-10 Year Treasury Bond ETF	4.7%
Vanguard Information Technology ETF	3.5%
Madison Mid Cap Fund Class Y	3.5%
WisdomTree Europe Hedged Equity Fund	3.4%

MADISON GOVERNMENT MONEY MARKET FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Government Money Market Fund (formerly the Cash Reserve Fund) invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by cash or government securities, including but not limited to the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporate, and Federal Farm Credit Banks.

The fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The fund’s investments must have a remaining maturity of no more than 397 days and must be high quality. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less.

PERFORMANCE DISCUSSION

The Madison Government Money Market Fund (Class A) returned 0.00% for the prior twelve months, compared to a 0.22% return on the Fund’s 90 day Treasury Bill benchmark. Despite a 25 basis point increase in the Federal Funds Rate in December, 2015, short-term interest rates generally remained close to the zero mark experienced over the last few years as Federal Reserve policy continued to be extremely accommodative. The Fund was unable to pay dividends to shareholders despite continuing to waive its fees in order to preserve capital. Recent comments by Fed policymakers suggest that the economy and inflation have recovered to a level which could support future short-term interest rate increases. Thus, changes to Fed policy we believe are once again likely coming in the next fiscal year, and we are hopeful that the Fund will be able to resume paying a dividend.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Fannie Mae	11.3%
Federal Home Loan Bank	56.7%
Freddie Mac	19.7%
Money Market Funds	2.6%
U.S. Treasury Notes	9.8%
Net Other Assets and Liabilities	(0.1)%

5

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2016

MADISON TAX-FREE VIRGINIA FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free Virginia Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[2]

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	10 Years

Class Y Shares[6]	3.01	3.72	3.02	3.52

Bank of America Merrill Lynch 1-22 Yr Municipal Securities Index	3.60	4.22	3.91	4.52

Bloomberg Barclays Municipal Bond Index	4.06	4.89	4.34	4.57

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Tax-Free Virginia Fund (Class Y) returned 3.01% for the one-year period, underperforming the Bloomberg Barclays Municipal Bond Index®, which returned 4.06%, and the Bank of America Merrill Lynch (“BAML”) 1-22 year Municipal Index, which returned 3.60%. The Fund outperformed the Morningstar Municipal Single State Intermediate peer group which gained 2.97% for the period.

The underperformance of the Fund versus its BAML 1-22 year Municipal Index benchmark was primarily attributable to the Fund’s concentration in a single, high quality state. Benefiting performance was the Fund’s slightly longer maturity profile which provided incremental yield and resulted in greater price appreciation as Treasury yields declined. The overall duration (a measure of interest rate risk) of the Virginia Fund was 5.23 years versus 4.89 years for the benchmark. Also benefiting performance was the zero exposure to troubled states represented in the benchmark and limited exposure to U.S. territories. Detracting from performance was our bias towards higher credit quality as evidenced by the Fund’s less-than-benchmark exposure to the more volatile revenue subsectors, including housing, tax-revenue and transportation bonds.

Our outlook for the U.S. economy, inflation and Fed policy decisions leads us to believe interest rates will move higher in coming quarters. In addition, we anticipate an increase in risk premiums given our expectation for steady muni issuance coupled with declining credit metrics for select general obligation issuers. As interest rates shift, we aim to continue positioning securities along the steepest part of the yield curve, currently 8-12 year maturities. We plan to maintain the Fund’s well-diversified holdings and prefer to position essential service revenue bonds (e.g. water/sewer, education), general obligation bonds issued by high quality local issuers, and call structures with limited extension risk.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Airport	1.0%
Development	7.4%
Education	13.7%
Facilities	4.0%
General	11.2%
General Obligation	25.5%
Medical	6.6%
Multifamily Housing	6.1%
Power	4.3%
Transportation	5.6%
Utilities	1.5%
Water	11.4%
Net Other Assets and Liabilities	1.7%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Northern Virginia Transportation Authority, 5.0%, 6/1/30	4.2%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	3.4%
City of Portsmouth VA, 5.0%, 2/1/31	3.3%
Virginia Commonwealth Transportation Board, 5.0%, 3/15/25	2.9%
Commonwealth of Virginia, 5.0%, 6/1/23	2.8%
Chesterfield County Economic Development Authority, 5.0%, 5/1/23	2.8%
Virginia College Building Authority, 5.0%, 2/1/23	2.7%
Virginia Resources Authority, 5.0%, 10/1/23	2.5%
Norfolk Economic Development Authority, 5.0%, 11/1/29	2.5%
Norfolk Economic Development Authority, 5.0%, 11/1/36	2.5%

MADISON TAX-FREE NATIONAL FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free National Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of seven to 15 years. The primary difference between this Fund and the Madison Tax-Free Virginia Fund is that the Madison Tax-Free Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while this Fund will invest in bonds that are exempt from federal income tax.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	10 Years

Class Y Shares[6]	3.75	4.28	3.53	3.74

Bank of America Merrill Lynch 1-22 Yr Municipal Securities Index	3.60	4.22	3.91	4.52

Bloomberg Barclays Municipal Bond Index	4.06	4.89	4.34	4.57

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Tax-Free National Fund (Class Y) returned 3.75% for the one-year period, underperforming the Bloomberg Barclays Municipal Bond Index®,

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Madison Funds | Management’s Discussion of Fund Performance - Madison Tax-Free National Fund - continued | October 31, 2016

which returned 4.06%, but outperforming the Bank of America Merrill Lynch (“BAML”) 1-22 year Municipal Securities Index, which returned 3.60%. The Fund underperformed the Morningstar Muni National Long peer group which gained 4.47%.

The outperformance of the Fund versus the BAML 1-22 year Municipal Index benchmark was primarily attributable to the Fund’s slightly longer maturity profile which provided incremental yield and resulted in greater price appreciation as Treasury yields declined. The overall duration (a measure of interest rate risk) of the National Fund was 5.17 years versus 4.89 years for the benchmark. Also benefiting performance was limited exposure to troubled states such as Alaska, Connecticut and Illinois as well as municipal issues secured by bond insurers. Detracting from performance was our bias towards higher credit quality as evidenced by the Fund’s less-than-benchmark exposure to the more volatile revenue subsectors, including housing, tax-revenue and transportation bonds.

Our outlook for the U.S. economy, inflation and Fed policy decisions leads us to believe interest rates will move higher in coming quarters. In addition, we anticipate an increase in risk premiums given our expectation for steady muni issuance coupled with declining credit metrics for select general obligation issuers. As interest rates shift, we aim to continue positioning securities along the steepest part of the yield curve, currently 8-12 year maturities. We plan to maintain the Fund’s well-diversified holdings and prefer to position essential service revenue bonds (e.g. water/sewer, education), general obligation bonds issued by high quality state and local issuers, and call structures with limited extension risk.

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Alabama	2.4%
Arkansas	0.7%
Colorado	1.8%
Delaware	1.5%
Florida	17.1%
Georgia	4.8%
Hawaii	2.0%
Illinois	0.7%
Indiana	3.5%
Iowa	2.8%
Kansas	3.3%
Maryland	3.1%
Michigan	3.4%
Missouri	6.1%
New Jersey	4.2%
New Mexico	1.8%
New York	3.3%
North Carolina	5.3%
Ohio	2.2%
South Carolina	7.0%
Tennessee	0.4%
Texas	9.8%
Virginia	2.5%
Washington	3.1%
Wisconsin	3.6%
Net Other Assets and Liabilities	3.6%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

City of Margate FL General Obligation, 5.0%, 7/1/25	3.6%
Anderson County School District No. 1, General Obligation, 5.0%, 3/1/25	3.3%
Maple School District, General Obligation, 5.0%, 4/1/24	2.9%
City of Rockville MD, General Obligation, 5.0%, 6/1/24	2.7%
City of Port St. Lucie FL Utility System Revenue, 5.0%, 9/1/27	2.6%
City of Wichita KS, General Obligation, 5.0%, 12/1/24	2.3%
County of Miami-Dade FL, 5.0%, 3/1/25	2.3%
Orlando Utilities Commission, 5.0%, 10/1/22	2.3%
Town of Cary NC Combined Utility Systems Revenue, 5.0%, 12/1/23	2.2%
Cleveland-Cuyahoga County Port Authority, 5.0%, 7/1/24	2.2%

MADISON HIGH QUALITY BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Quality Bond Fund seeks to achieve its investment objectives through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s management will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s or equivalent.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	10 Years

Class Y Shares[6]	1.62	1.28	1.19	3.17

Bloomberg Barclays U.S. Intermediate Govt/Credit A+ Bond Index	2.69	2.20	1.99	3.82

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison High Quality Bond Fund (Class Y) returned 1.62% for the one-year period, lagging the benchmark Bloomberg Barclays U.S. Intermediate Government Credit A+ Bond Index which returned 2.69%. The Fund underperformed the Morningstar Short-Term Bond category peer group’s return of 1.91% over the same period.

Underperformance during the last 12 months compared to the market benchmark was due largely to conservative maturity positioning. As interest rates declined over the period, the Fund’s underweight in longer maturities detracted from total return. The portfolio’s conservative maturity profile also produced a yield difference that was detractive to total return. Some of the yield shortfall was mitigated by the Fund’s sector overweight in corporate bonds. Security selection and credit sector selection were additive to returns over the period as the Fund participated in positive individual bond performance and avoided some volatile credit sectors.

Looking forward, we view recent positive relative performance as a sign of opportunities ahead. The coming months will likely see continued rate volatility as investors, and the Fed, evaluate domestic fundamentals amid an uncertain international backdrop. At current yield levels, we believe a conservative duration posture is warranted to protect against potential monetary policy normalization. We project 10-year Treasury yields will move higher and volatility will increase. Our forecast for higher rates also assumes short term rates shift upward as expectations for Fed policy normalization react to improving economic fundamentals and a more certain global backdrop.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Consumer Discretionary	6.6%
Consumer Staples	1.5%
Energy	1.4%
Fannie Mae	10.4%
Financials	12.6%
Freddie Mac	2.5%
Health Care	3.0%
Industrials	3.5%
Information Technology	7.5%
Money Market Funds	1.0%
Real Estate	1.8%
U.S. Treasury Notes	47.6%
Net Other Assets and Liabilities	0.6%

7

Madison Funds | Management’s Discussion of Fund Performance - Madison High Quality Bond Fund - continued | October 31, 2016

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

U.S. Treasury Note, 3.875%, 5/15/18	4.5%
U.S. Treasury Note, 1.125%, 12/31/19	4.3%
U.S. Treasury Note, 1.5%, 8/15/26	4.1%
U.S. Treasury Note, 3.625%, 2/15/20	4.1%
U.S. Treasury Note, 3.125%, 5/15/19	4.0%
U.S. Treasury Note, 1.5%, 3/31/19	3.8%
U.S. Treasury Note, 1.5%, 12/31/18	3.8%
U.S. Treasury Note, 3.0%, 2/28/17	3.8%
U.S. Treasury Note, 1.25%, 1/31/19	3.8%
Fannie Mae, 1.25%, 1/30/17	3.8%

MADISON CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Madison Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund strives to add incremental return in the portfolio by making strategic decisions related to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]

	% Return Without Sales Charge						% Return After Sales Charge[5]

					Since	Since
					6/30/06	4/19/13
	1 Year	3 Years	5 Years	10 Years	Inception	Inception	1 Year	3 Years	5 Years	10 Years

Class A Shares[2]	4.21	2.86	1.93	3.33	–	–	-0.53	1.29	1.00	2.85

Class B Shares[3]	3.43	2.09	1.19	2.72	–	–	-1.07	0.96	0.82	2.72

Class Y Shares[6]	4.40	3.11	2.19	3.59	3.90	–	–	–	–	–

Class R6 Shares[7]	4.59	3.20	–	–	–	2.17	–	–	–	–

Bloomberg Barclays U.S. Aggregate Bond Index	1.96	1.65	3.03	4.72	4.99	4.27	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Core Bond Fund (Class Y) returned 4.40% for the one-year period, edging the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which advanced 4.37%. The Fund outperformed the Morningstar Intermediate-Term Bond peer group, which gained 4.34% for the period.

The Fund’s outperformance versus its benchmark was mainly due to an overweight in corporate and municipal bonds. Credit spreads tightened significantly over the last twelve months as investors reached for yield in a low rate environment. The Fund’s corporate and municipal bond holdings handily beat those of the Barclay’s Corporate Index. The largest detractor from performance was our conservative duration positioning (90% of benchmark). Five-year and longer interest rates fell 20-30 basis points during the trailing twelve months. As of October 31, 2016, the Fund is currently yielding 2.30% (before expenses) with an effective duration of 4.87 years.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Asset Backed Securities	3.1%
Collateralized Mortgage Obligations	3.0%
Commercial Mortgage-Backed Securities	3.1%
Corporate Notes and Bonds	33.6%
Long Term Municipal Bonds	9.0%
Mortgage Backed Securities	22.0%
Short-Term Investments	2.1%
U.S. Government and Agency Obligations	23.1%
Other Net Assets and Liabilities	1.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

U.S. Treasury Note, 3.125%, 5/15/21	1.9%
U.S. Treasury Bond, 4.5%, 5/15/38	1.7%
U.S. Treasury Note, 2.75%, 2/28/18	1.4%
U.S. Treasury Note, 2.625%, 1/31/18	1.4%
U.S. Treasury Note, 1.875%, 10/31/17	1.4%
U.S. Treasury Note, 1.375%, 2/28/19	1.4%
U.S. Treasury Bond, 6.625%, 2/15/27	1.3%
U.S. Treasury Note, 3.875%, 5/15/18	1.3%
U.S. Treasury Note, 4.25%, 11/15/17	1.2%
U.S. Treasury Note, 2.0%, 10/31/21	1.2%

MADISON CORPORATE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Corporate Bond Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in income-producing corporate bonds, and at least 80% of its assets in investment grade bonds. Up to 20% of the Fund’s assets may be invested in non-investment grade fixed-income securities commonly referred to as “high yield” or “junk” bonds. The Fund expects to maintain an average overall portfolio quality of BBB or better, an overall portfolio dollar weighted average maturity of 15 years or less, and an overall portfolio duration within 25% of the Bloomberg Barclays U.S. Credit Bond Index benchmark (with the flexibility to occasionally vary from the benchmark by up to 50% when the investment adviser believes interest rates are likely to materially change).

PERFORMANCE DISCUSSION

8

Madison Funds | Management’s Discussion of Fund Performance - Madison Corporate Bond Fund - continued | October 31, 2016

Average Annual Total Return through October 31, 2016[1]

	% Return Without Sales Charge

					Since
					7/1/07
	1 Year	3 Years	5 Years	10 Years	Inception

Class Y Shares[6]	6.45	4.00	3.53	–	5.32

Bloomberg Barclays U.S. Corporate Bond Index	7.23	4.82	4.59	5.74	6.00

Bloomberg Barclays U.S. Credit Bond Index	6.87	4.64	4.35	5.60	5.84

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Corporate Bond Fund (Class Y) gained 6.45% for the year period, versus the Bloomberg Barclays U.S. Corporate Bond Index® which gained 7.23% and the Bloomberg Barclays U.S. Credit Index®, which returned 6.87%. The Fund underperformed its peer group, the Morningstar Corporate Bond category, which posted a 7.12% gain.

Versus the Bloomberg Barclays U.S. Corporate Bond Index®, its benchmark, the Fund benefited from being overweight in oil/gas refiners and oil/gas pipelines, both of which generated strong excess returns over the past year. The Fund also benefited from owning high yield bonds, which significantly outperformed investment grade bonds during the period. The Fund focused heavily on the new issue market where yield premiums were more attractive. Some of the bonds purchased on the new issue market during the past year that have performed well include Anheuser-Busch, Newell Brands, and Diamond 1 Finance. The Fund’s underweight to 30-year bonds detracted from performance, as longer-term bonds significantly outperformed intermediate-term bonds over the past year as the Treasury curve flattened. The Fund’s underweight to Metal and Mining bonds also detracted from performance, as this sector performed very well with the recovery in certain commodity prices. On a duration basis, the Fund continues to have an underweight to the 30-year part of the yield curve, as we believe overall yields and credit spreads on corporate bonds remain too low given weakening credit fundamentals. Despite having a lower duration than the benchmark, the overall yield of the Fund is very similar to the benchmark.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Consumer Discretionary	15.1%
Consumer Staples	4.8%
Energy	12.2%
Financials†	26.7%
Health Care	5.5%
Industrials	9.7%
Information Technology	6.6%
Long Term Municipal Bonds	2.8%
Materials	3.3%
Money Market Funds	3.1%
Real Estate	4.0%
Telecommunication Services	5.1%
Utilities	0.4%
Net Other Assets and Liabilities	0.7%

†Financials includes securities in the following industries: Banks, Diversified Financial Services and Insurance.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Simon Property Group L.P., 4.125%, 12/1/21	1.8%
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	1.8%
General Electric Co., 6.75%, 3/15/32	1.7%
Valero Energy Corp., 6.625%, 6/15/37	1.7%
Comcast Corp., 6.45%, 3/15/37	1.7%
AT&T Inc., 5.0%, 3/1/21	1.4%
Energy Transfer Partners L.P., 5.2%, 2/1/22	1.4%
Prudential Financial Inc., 3.5%, 5/15/24	1.3%
Affiliated Managers Group Inc., 4.25%, 2/15/24	1.3%
Packaging Corp. of America, 3.65%, 9/15/24	1.3%

MADISON HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]

	% Return Without Sales Charge					% Return After Sales Charge[5]

					Since
					6/30/06
	1 Year	3 Years	5 Years	10 Years	Inception	1 Year	3 Years	5 Years	10 Years

Class A Shares[2]	6.91	3.20	5.08	5.72	–	2.09	1.61	4.11	5.23

Class B Shares[3]	6.07	2.40	4.27	5.10	–	1.57	1.44	3.98	5.10

Class Y Shares[6]	7.15	3.50	5.39	6.02	6.28	–	–	–	–

Bank of America Merrill
Lynch U.S. High Yield
Master II Constrained Index	10.18	4.54	7.07	7.56	7.84	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison High Income Fund (Class A) returned 6.91% over the twelve-month period, underperforming the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index benchmark return of 10.18%. The fund slightly underperformed the Morningstar High Yield Bond category peer group, which returned 6.96% over the same period.

The Fund’s underperformance can largely be attributed to an underweight to triple-C and below rated securities. Triple-C and below rated securities returned 18.49% during the trailing twelve months, more than double the returns of less-risky B and BB rated bonds. On a sector level, the Fund had little exposure to big movers Metals & Mining (+27.39%) and Steel (+26.31%), both of which significantly outpaced the overall market. The Fund also had an overweight to Services (+7.51%) and Healthcare (+3.47%), which both lagged the overall market return of 10.16%. Positive contributors to performance included an overweight in Technology (+12.32%) and Cable & Satellite (+9.92%). The Fund is currently yielding 5.31% (before expenses) with a duration to worst of 3.35 years. The average rating within the Fund was Ba3 as of October 31, 2016.

9

Madison Funds | Management’s Discussion of Fund Performance - Madison High Income Fund - continued | October 31, 2016

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Bond Funds	1.1%
Consumer Discretionary	20.2%
Consumer Staples	3.5%
Energy	7.5%
Financials	8.9%
Health Care	5.7%
Industrials	12.6%
Information Technology	8.9%
Materials	6.6%
Money Market Funds	9.2%
Telecommunication Services	7.0%
Utilities	7.6%
Net Other Assets and Liabilities	1.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

AmeriGas Finance LLC / AmeriGas Finance Corp., 7.0%, 5/20/22	2.4%
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	2.2%
Donnelley Financial Solutions Inc., 8.25%, 10/15/24	2.2%
Belden Inc., 5.5%, 9/1/22	2.2%
Rayonier AM Products Inc., 5.5%, 6/1/24	2.1%
Unit Corp., 6.625%, 5/15/21	2.0%
Diebold Inc., 8.5%, 4/15/24	1.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc., 6.75%, 1/31/21	1.7%
Alliance Data Systems Corp., 6.375%, 4/1/20	1.7%
AES Corp., 5.5%, 3/15/24	1.7%

MADISON DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds may constitute up to 80% of the Fund’s assets, stocks will constitute up to 70% of the Fund’s assets, real estate securities will constitute up to 25% of the Fund’s assets, foreign stocks and bonds will constitute up to 25% of the Fund’s assets and money market instruments may constitute up to 25% of the Fund’s assets. The Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]

	% Return Without Sales Charge					% Return After Sales Charge[5]

					Since					Since
					7/31/12					7/31/12
	1 Year	3 Years	5 Years	10 Years	Inception	1 Year	3 Years	5 Years	10 Years	Inception

Class A Shares[2]	5.38	4.96	7.42	5.24	–	-0.68	2.90	6.16	4.62	–

Class B Shares[3]	4.63	4.16	6.62	4.61	–	0.13	3.07	6.31	4.61	–

Class C Shares[4]	4.63	4.18	–	–	5.92	3.63	4.18	–	–	5.92

Bank of
America Merrill
Lynch US
Corp, Govt &
Mortgage Index	4.39	3.59	2.97	4.71	2.32	NA	NA	NA	NA	NA

S&P 500®
Index	4.51	8.84	13.57	6.70	13.11	NA	NA	NA	NA	NA

Custom
Blended Index
(50% Fixed
50% Equity)	4.57	6.35	8.30	6.03	7.74	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Diversified Income Fund (A Class) returned 5.38% for the one-year period, beating its blended benchmark index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500® Index) which returned 4.57%. The Fund also outperformed its Morningstar Moderate Allocation category peer group, which advanced 2.75% over the last year.

In the equity portion of the Fund, sector allocation was mildly positive, while stock selection was strong and accounted for a significant share of the Fund’s outperformance. Stock selection yielded positive results in Health Care, Consumer Discretionary, Technology, and Energy, while Financials and Telecommunications negatively impacted the portfolio. Within Health Care, pharmaceutical firm Johnson & Johnson (JNJ) favorably impacted performance. In Consumer Discretionary, global fast food restaurant company McDonald’s (MCD) contributed nicely to results. Another notable outperforming stock in Technology was analog semiconductor firm Linear Technologies (LLTC), which was the most additive stock in the portfolio. On the negative side, in Financials, regional bank company Wells Fargo (WFC) negatively impacted performance. Within Consumer Staples, global snack food manufacturer Nestle (NSRGY) was the most detractive stock in the portfolio, while rival firm Mondelez (MDLZ) also hurt results. The Fund sold MDLZ and continues to hold the other stocks discussed above.

The fixed income portion of the Fund continued to perform well during the 12 month period. The fixed income allocation of the Fund outperformed (before expenses) the Bank of America Merrill Lynch U.S. Corporate, Government, and Mortgage Index by 62 basis points (bps). The Fund’s conservative duration posture, relative credit overweight, and mortgage underweight all impacted performance positively. The Fund’s credit positioning was aided by an overweight to BBB rated issuers and further aided by a small exposure to BB rated issuers. Furthermore, the Fund’s relative underweight to Financial issues was additive as Financials underperformed late in the quarter when several European banks caused renewed sector concerns. The portfolio’s conservative duration positioning, mostly through underweighting Treasury issues, contributed to performance as interest rates across the yield curve moved higher post-Brexit. Relative fixed income performance has improved meaningfully in recent months as credit spreads have widened and interest rates have begun to migrate higher. Importantly, the Fund’s lower risk profile, from both duration and credit perspectives, helped it to perform well relative to its peers.

10

Madison Funds | Management’s Discussion of Fund Performance - Madison Diversified Income Fund - continued | October 31, 2016

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Asset Backed Securities	1.4%
Collateralized Mortgage Obligations	1.3%
Commercial Mortgage-Backed Securities	1.2%
Common Stocks	54.0%
Corporate Notes and Bonds	13.7%
Long Term Municipal Bonds	3.5%
Mortgage Backed Securities	8.8%
Short-Term Investments	6.1%
U.S. Government and Agency Obligations	9.9%
Other Net Assets and Liabilities	0.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Johnson & Johnson	2.3%
Travelers Cos. Inc./The	2.2%
Cisco Systems Inc.	2.1%
Microsoft Corp.	1.9%
Exxon Mobil Corp.	1.9%
Pfizer Inc.	1.8%
US Bancorp	1.8%
Verizon Communications Inc.	1.6%
United Technologies Corp.	1.6%
General Electric Co.	1.5%

MADISON COVERED CALL & EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Covered Call & Equity Income Fund invests, under normal market conditions, primarily in common stocks of large-and mid-capitalization companies that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the Fund’s assets among stocks in sectors of the economy based upon their views on forward earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the Fund by providing downside protection.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]

		% Return Without Sales Charge				% Return After Sales Charge[5]

				Since	Since				Since	Since
				10/30/09	7/31/12				10/30/09	7/31/12
	1 Year	3 Years	5 Years	Inception	Inception	1 Year	3 Years	5 Years	Inception	Inception

Class A Shares[2]	4.29	4.27	6.69	6.53	–	1.73	2.23	5.43	5.63	–

Class C Shares[4]	3.53	3.51	–	–	5.81	2.56	3.51	–	–	5.81

Class Y Shares[6]	4.63	4.55	6.95	6.78	–	–	–	–	–	–

Class R6 Shares[7]	4.72	4.68	–	–	6.99	–	–	–	–	–

S&P 500® Index	4.51	8.84	13.57	13.09	13.11	–	–	–	–	–

CBOE S&P 500 BuyWrite® Index	4.27	6.32	7.89	7.64	6.49	–	–	–	–	–

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Covered Call & Equity Income Fund (Class Y) returned 4.63% for the one-year period, beating the passive strategy of its covered call benchmark, the CBOE S&P 500 Buy/Write® Index (BXM), which returned 4.27%. The Fund also outperformed its Morningstar Option Writing category peer group, which returned 1.44% over the same period.

As cracks formed in the foundation of the long bull market over the past year, the Fund maintained a relatively defensive stance, while preserving sufficient flexibility to participate in further movement to the upside. Relative to the S&P 500, the Fund performed well during bouts of instability in early 2016 and surrounding the Brexit decision in late June, while giving up relative performance as the market rebounded from these periods. With the exception of the short-lived periods of market decline, the bulk of the year was characterized by low volatility and relatively poor option pricing that was not particularly advantageous for call option writing.

During the period, stock selection within the Fund was quite strong relative to the overall market led by companies targeted in takeover activity, including Linear Technology and Hershey. Additionally, strong performers such as Apache, Agilent Technologies, Jacobs Engineering and T-Mobile were additive to performance. The Fund’s position in the SPDR Gold Trust also provided good performance and an attractive risk diversifier due to gold’s minimal correlation to the market. Somewhat offsetting these were underperformers within the Health Care sector which were negatively impacted by pricing and political pressures such as McKesson, Express Scripts and Gilead. From a sector allocation perspective, the Fund’s absence from the Utilities sector was the single biggest headwind as Utilities were the top performing area of the market. The Technology sector also performed very strongly and the Fund’s underweighting was a drag on performance. In all, sector allocation was a small detractor from overall performance. The option writing portion of the Fund, as well as the overall cash position, provided a relatively small performance lag which is typical in a market with positive absolute returns.

Given our expectation for an increasingly volatile equity environment, the Fund has remained in a defensive posture as we deal with uneven economic growth prospects, rising geo-political pressure and near-term domestic political instability.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 10/31/16

Consumer Discretionary	11.6%
Consumer Staples	5.7%
Energy	10.7%
Financials	9.1%
Health Care	15.0%
Industrials	6.6%
Information Technology	12.8%
Materials	1.2%
Telecommunication Services	2.3%
Exchange Traded Funds	6.2%
U.S. Government and Agency Obligations	4.6%
Short-Term Investments	14.4%
Net Other Assets & Liabilities	(0.2)%

11

Madison Funds | Management’s Discussion of Fund Performance - Madison Covered Call & Equity Income Fund - continued | October 31, 2016

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Gilead Sciences Inc.	2.9%
SPDR S&P 500 ETF Trust	2.6%
T-Mobile U.S. Inc.	2.4%
PNC Financial Services Group Inc./The	2.3%
Apache Corp.	2.3%
QUALCOMM Inc.	2.3%
Cerner Corp.	2.2%
Baker Hughes Inc.	2.2%
Express Scripts Holding Co.	2.1%
Dollar General Corp.	2.1%

MADISON DIVIDEND INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Dividend Income Fund invests in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in dividend paying equity securities. The Fund typically owns 30-60 securities which are chosen for having a current yield exceeding the S&P 500’s average yield, strong fundamentals including an attractive balance sheet and reasonable valuations at the time of purchase. A key attraction for management is a company with a history of increasing dividend payments and a business model that supports the possibility of continuing these increases in the future.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]
	% Return Without Sales Charge

	1 Year	3 Years	5 Years	10 Years

Class Y Shares[6]	6.16	6.69	11.18	6.71

S&P 500® Index	4.51	8.84	13.57	6.70

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Dividend Income Fund (Class Y) returned 6.16% for the annual period, beating its benchmark S&P 500® Index, which advanced 4.51%. The Fund also outperformed its Morningstar Large Value category peer group, which returned 3.72% over the same period.

Relative to the Index, sector allocation was slightly negative while, stock selection was positive and accounted for all of the Fund’s outperformance. In terms of stock selection, there were positive results in Health Care, Consumer Discretionary, Technology, and Energy, while Financials and Telecommunications negatively impacted the portfolio. Within Health Care, pharmaceutical firm Johnson & Johnson (JNJ) favorably impacted performance. In Consumer Discretionary, global fast food restaurant company McDonald’s (MCD) contributed nicely to results. Another notable outperforming stock in Technology was analog semiconductor firm Linear Technologies (LLTC), which was the most additive stock in the portfolio. On the negative side, in Financials, regional bank company Wells Fargo (WFC) negatively impacted performance. Within Consumer Staples, global snack food manufacturer Nestle (NSRGY) was the most detractive stock in the portfolio, while rival firm Mondelez (MDLZ) also hurt results. The Fund sold MDLZ and continues to hold the other stocks discussed above.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Consumer Discretionary	6.6%
Consumer Staples	8.1%
Energy	7.7%
Financials	15.5%
Health Care	14.1%
Industrials	16.4%
Information Technology	15.8%
Materials	2.9%
Money Market Funds	6.6%
Telecommunication Services	2.8%
Utilities	3.4%
Net Other Assets and Liabilities	0.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Johnson & Johnson	4.0%
Travelers Cos. Inc./The	3.6%
Cisco Systems Inc.	3.6%
Microsoft Corp.	3.3%
US Bancorp	3.2%
Exxon Mobil Corp.	3.2%
Pfizer Inc.	3.0%
Verizon Communications Inc.	2.8%
General Electric Co.	2.8%
United Technologies Corp.	2.7%

MADISON LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries. The Fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE DISCUSSION

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Madison Funds | Management’s Discussion of Fund Performance - Madison Large Cap Value Fund - continued | October 31, 2016

Average Annual Total Return through October 31, 2016[1]

	% Return Without Sales Charge					% Return After Sales Charge[5]

					Since
					6/30/06
	1 Year	3 Years	5 Years	10 Years	Inception	1 Year	3 Years	5 Years	10 Years

Class A Shares[2]	7.16	6.45	11.26	4.02	–	0.98	4.37	9.95	3.41

Class B Shares[3]	6.38	5.67	10.43	3.40	–	2.14	4.72	10.16	3.40

Class Y Shares[6]	7.44	6.73	11.54	4.29	5.11	–	–	–	–

Russell 1000®
Value Index	6.37	7.59	13.31	5.35	6.11	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Large Cap Value Fund (Class A) returned 7.16% for the twelve-month period, leading its benchmark, the Russell 1000 Value® Index, which advanced 6.37%. The Fund’s Morningstar Large Value category peer group returned 3.72% for the same period.

Relative to the index, sector allocation was slightly negative, while stock selection was positive and accounted for all of the Fund outperformance. In terms of stock selection, there were positive results in Health Care, Consumer Discretionary, Technology, and Energy, while Financials and Telecommunications negatively impacted the portfolio. Within Health Care, pharmaceutical firm Johnson & Johnson (JNJ) favorably impacted performance. In Consumer Discretionary, global fast food restaurant company McDonald’s (MCD) contributed nicely to results. Another notable outperforming stock in Technology was analog semiconductor firm Linear Technologies (LLTC), which was the most additive stock in the portfolio. On the negative side, in Financials, regional bank company Wells Fargo (WFC) negatively impacted performance. Within Consumer Staples, global snack food manufacturer Nestle (NSRGY) was the most detractive stock in the portfolio, while rival firm Mondelez (MDLZ) also hurt results. The Fund sold MDLZ and continues to hold the other stocks discussed above.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Consumer Discretionary	1.7%
Consumer Staples	3.3%
Energy	14.2%
Financials†	25.1%
Health Care	8.9%
Industrials	12.8%
Information Technology	12.5%
Materials	5.0%
Money Market Funds	4.6%
Real Estate	3.1%
Telecommunication Services	4.7%
Utilities	4.3%
Net Other Assets and Liabilities	(0.2)%

†Financials includes securities in the following industries: Capital Markets, Commercial Banks, Diversified Financial Services and Insurance.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

JPMorgan Chase & Co.	5.0%
Baxter International Inc.	4.8%
T-Mobile U.S. Inc.	4.7%
Cisco Systems Inc.	4.3%
Jacobs Engineering Group Inc.	4.3%
American International Group Inc.	3.8%
Apache Corp.	3.8%
Baker Hughes Inc.	3.7%
Oracle Corp.	3.4%
Markel Corp.	3.3%

MADISON INVESTORS FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Investors Fund invests primarily in the common stocks of established, high-quality growth companies. The Fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. A rigorous three-step process is followed when evaluating companies. The business model, the management team and the valuation of each potential investment are considered. Management strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. Management corroborates this valuation work with additional valuation methodologies. The Fund typically sells a stock when the valuation target the portfolio managers have set for the stock has been achieved, the fundamental business prospects for the company have materially changed, or the portfolio managers find a more attractive alternative.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]

	% Return Without Sales Charge					% Return After Sales Charge[5]

					Since					Since
					9/23/13					9/23/13
	1 Year	3 Years	5 Years	10 Years	Inception	1 Year	3 Years	5 Years	10 Years	Inception

Class A Shares[2]	6.46	8.52	–	–	8.86	0.34	6.40	–	–	6.81

Class Y Shares[6]	6.69	8.78	12.61	6.05	–	–	–	–	–	–

Class R6 Shares[7]	6.92	9.01	–	–	9.37	–	–	–	–	–

S&P 500® Index	4.51	8.84	13.57	6.70	9.70	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Investors Fund (Class Y) returned 6.69% for the year ending 10/31/2016. The S&P 500® Index advanced 4.51% for the same period ended. The Fund also beat its Morningstar Large Growth peer group, which averaged -0.07%.

The Fund’s strong performance was driven by the good returns of individual securities despite the fact the Fund was underrepresented in the three best performing benchmark sectors over the past year: Utilities, Information Technology, and Telecommunication Services, a group that returned between 10-17%. The biggest individual contributors to the Fund’s performance were Copart, Jacobs Engineering Group, and Hershey. Copart, an auctioneer of salvaged auto bodies and whole cars, benefitted from robust volumes as vehicle miles traveled increased in the United States, and the stock also gained from good capital allocation by management in the form of a large stock repurchase prior to the sharp upward move in the stock price. Jacobs’ stock rose on improved internal management and the prospects for recovery in its end markets. Hershey received a buyout offer from Mondelez International, and we sold the stock at the higher stock price attendant to the bid. The Fund also experienced positive appreciation in its Health Care holdings despite the Health Care sector being the worst performing sector in the benchmark, down nearly 4%. Our largest Health Care holdings, Johnson & Johnson, Danaher, and Varian Medical all experienced double digit returns. Detrimental to our relative performance were consumer-exposed stocks Nordstrom, Discovery Communications,

13

Madison Funds | Management’s Discussion of Fund Performance - Madison Investors Fund - continued | October 31, 2016

Diageo, and paint-and-coatings supplier PPG. Changing consumer preferences for shopping, the consumption of video entertainment, and generally soft global GDP growth pressured these stocks. With the exception of Nordstrom, which we sold on competitive concerns, and Diageo, which was already a full position, we used price weakness in this group of underperformers to increase their position sizes in the belief that their values exceed their stock market prices. While we continue to feel cautious on the pace of economic growth, we believe the past year’s stock market volatility created some good investment opportunities that we used to buy and build portfolio positions. The time period also afforded us the opportunity to trim and sell many stocks that looked to be expensive per our valuation work.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Consumer Discretionary	13.8%
Consumer Staples	10.0%
Energy	1.2%
Financials	12.6%
Health Care	13.0%
Industrials	10.1%
Information Technology	18.4%
Materials	4.2%
Money Market Funds	9.1%
Real Estate	7.7%
Net Other Assets and Liabilities	(0.1)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Johnson & Johnson	4.9%
Berkshire Hathaway Inc., Class B	4.8%
US Bancorp	4.8%
Discovery Communications Inc., Class C	4.5%
Diageo PLC	4.5%
Danaher Corp.	4.4%
PPG Industries Inc.	4.2%
American Tower Corp.	3.9%
CDW Corp.	3.9%
Brookfield Asset Management Inc., Class A	3.8%

MADISON MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Mid Cap Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in such mid-cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuation. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]

	% Return Without Sales Charge					% Return After Sales Charge[5]

					Since	Since			Since
					2/29/12	4/19/13			4/19/13
	1 Year	3 Years	5 Years	10 Years	Inception	Inception	1 Year	3 Years	Inception

Class A Shares[2]	3.12	6.48	–	–	–	9.10	-2.76	4.39	7.30

Class B Shares[3]	2.38	5.73	–	–	–	8.31	-1.92	4.86	7.66

Class Y Shares[6]	3.50	6.79	11.90	6.95	–	–	–	–	–

Class R6 Shares[7]	3.81	7.17	–	–	10.96	–	–	–	–

Russell Midcap® Index	4.17	7.28	13.12	7.55	11.85	10.71	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Mid Cap Fund (Class Y) returned 3.50% for the annual period, trailing its benchmark Russell MidCap® Index return of 4.17%. The Fund outperformed its peer group, the Morningstar Mid-Cap Growth category, which returned -0.86% for the same period.

The Fund’s sector allocation was unfavorable over the past twelve months, offsetting the strong individual stock-picking. The Fund was underweighted in the four best-performing sectors of the index: Utilities, Consumer Staples, Materials, and Information Technology. As a reminder, the Fund aims to be adequately diversified, but otherwise does not invest its assets based on top-down sector allocations. The Fund’s managers believe that, over time, superior stock selection will drive performance and that sector variations will even out and be neutralized. To illustrate that point, the top three individual contributors to the Fund during the year were Copart, Liberty Broadband, and Ross Stores, none of which were in the top four performing sectors mentioned above. The bottom three contributors were DaVita, Liberty Ventures, and Perrigo. The Fund sold Perrigo and Liberty Ventures during the year, but maintained its investment in DaVita as of the end of October.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Consumer Discretionary†	29.8%
Consumer Staples	0.8%
Energy	3.5%
Financials	18.3%
Health Care	6.3%
Industrials	13.9%
Information Technology	5.8%
Materials	6.0%
Money Market Funds	8.5%
Real Estate	7.6%
Net Other Assets and Liabilities	(0.5)%

†Consumer Discretionary includes securities in the following industries: Media, Multiline Retail and Specialty Retail.

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Madison Funds | Management’s Discussion of Fund Performance - Madison Mid Cap Fund - continued | October 31, 2016

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Copart Inc.	5.2%
Markel Corp.	4.8%
Sally Beauty Holdings Inc.	4.3%
Ross Stores Inc.	4.1%
Brookfield Asset Management Inc., Class A	4.0%
Liberty Broadband Corp., Class C	4.0%
Expeditors International of Washington Inc.	3.7%
Liberty Global PLC	3.6%
Brown & Brown Inc.	3.4%
CDW Corp.	3.4%

MADISON SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in such small cap securities. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]

	1 Year	3 Years	5 Years	10 Years	Since 12/27/06 Inception	Since 1/9/07 Inception	1 Year	3 Years	5 Years	10 Years	Since 12/27/06 Inception

Class A Shares[2]	1.00	3.76	10.91	-	6.54	-	-4.78	1.72	9.60	-	5.90

Class B Shares[3]	0.21	2.97	10.08	-	5.94	-	-4.13	1.91	9.80	-	5.94

Class Y Shares[6]	1.18	4.00	11.17	-	-	7.02	-	-	-	-	-

Russell 2000® Index	4.11	4.12	11.51	5.96	5.60	5.89	-	-	-	-	-

Russell 2000®
Value Index	8.81	4.47	11.63	4.91	4.46	4.75	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Small Cap Fund (Class Y) returned 1.18% for the twelve-month period, trailing the returns of both the Russell 2000® Index 4.11% and the Russell 2000 Value® Index 8.81%. The Fund also lagged its Morningstar Small Blend category peer group, which returned 2.89% over the period.

Security selection was the source of relative underperformance during the period as weak selection in the Industrials, Consumer Discretionary, and Information Technology sectors offset stronger stock selection within Health Care and Financials. Sector allocation, a residual of the bottom-up stock selection process, contributed to relative results during the period, driven by underweights to the Health Care and Consumer Discretionary sectors; our overweight to Industrials also contributed. A frictional cash balance was a drag on performance during this period of positive absolute returns.

The Fund’s top detractors from relative performance during the period included Essendant, a leading wholesale distributor of workplace products; Scorpio Tankers, an owner and operator of product tankers which provide global seaborne transport of refined petroleum products; and women’s clothing retailer Ascena Retail Group. The Fund’s top contributors to relative performance during the period included G&K Services, a uniform rental company; Coherent, a leading manufacturer of lasers for commercial and scientific applications; and MedAssets, a leading supplier of cost management and supply chain services to hospitals and other health care providers. We eliminated our position in MedAssets during the period after the shares traded above our target price following the announcement, in the previous quarter, that the company would be acquired by a private equity firm.

FUND CHANGES

The Fund’s investment approach emphasizes individual stock selection; sector weights are a residual of our bottom-up investment process. The manager does, however, carefully consider diversification across economic sectors to limit risk. Based on bottom-up stock selection decisions, overweight exposure to the Industrials sector increased during the period, and our underweight exposure to the Consumer Discretionary and Health Care sectors also increased during the period. We initiated positions in Smart & Final Stores (Consumer Staples), Forward Air (Industrials), Kemper (Financials), DSW (Consumer Discretionary), and Corporate Office Properties Trust (Real Estate). We eliminated our positions in STERIS (Health Care), MedAssets (Health Care), Post Holdings (Consumer Staples), and Casey’s General Stores (Consumer Staples) during the period. As of the end of the period, the Fund was most overweight the Industrials and Financials sectors, and most underweight Information Technology and Consumer Discretionary relative to the Russell 2000 Index. Based on our two- to three-year time horizon, we continue to find opportunities created by the inefficiencies frequently found among small cap companies.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Consumer Discretionary	4.0%
Consumer Staples	3.9%
Energy	4.2%
Financials	19.8%
Health Care	8.3%
Industrials†	34.2%
Information Technology	9.2%
Materials	5.9%
Money Market Funds	2.8%
Real Estate	4.6%
Utilities	3.1%
Net Other Assets and Liabilities	–

†Industrials includes securities in the following industries: Aerospace & Defense, Air Freight & Logistics, Building Products, Commercial Services & Supplies, Construction & Engineering, Electrical Equipment, Machinery, Professional Services and Trading Companies & Distributors.

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Madison Funds | Management’s Discussion of Fund Performance - Madison Small Cap Fund - continued | October 31, 2016

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Webster Financial Corp.	3.0%
G&K Services Inc.	2.9%
Mueller Industries Inc.	2.8%
Belden Inc.	2.7%
International Bancshares Corp.	2.6%
Sensient Technologies Corp.	2.3%
Albany International Corp.	2.2%
First Midwest Bancorp Inc.	2.1%
Northwest Bancshares Inc.	2.1%
Cubic Corp.	2.0%

MADISON INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]

	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years

Class A Shares[2]	-6.60	-1.63	5.06	1.84	-	-11.95	-3.54	3.82	1.24

Class B Shares[3]	-7.27	-2.36	4.29	1.23	-	-11.43	-3.49	3.95	1.23

Class Y Shares[6]	-6.40	-1.40	5.34	2.09	2.75	-	-	-	-

MSCI EAFE Index (net)	-3.23	-1.31	4.99	1.22	1.94	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison International Stock Fund (Class A at NAV) returned -6.60% for the twelve-month period, lagging the -3.23% return of its benchmark MSCI EAFE Index (net). The Fund also lagged the Morningstar Foreign Large Blend category peer group’s return of -2.08% over the same span.

International equities were volatile and finished the 12-month period moderately lower, as investors decided that the Brexit vote would help keep interest rates extraordinarily low and moderate global economic growth would continue. China’s continuing property and infrastructure rebound is helping emerging markets equities and is supporting commodity prices, while hints of wage inflation and fiscal spending on infrastructure further support market perception that inflation may be returning. United States economic data was broadly steady while not being seen as strong enough to induce monetary tightening in the U.S. until late in the year.

The Madison International Stock Fund underperformed the MSCI EAFE Index during the 12-month period ended October 2016. Among the largest detractors was stock selection in the Health Care sector, as shares of Novartis have struggled recently due to below expectation performance in their eye care unit, Alcon. Israeli Pharmaceutical company Teva also fell during the period on concerns about the viability of their Copaxone patents. Teva also declined on concerns about weakening generic prices. Elsewhere in the sector, shares of British Pharmaceutical company Shire were only down slightly in local terms, but dollar-based investors experienced larger declines due to the weakness in the British pound. In the Industrials sector, stock selection also hurt as shares of British kitchen outfitter Howden Joinery fell after the “Brexit” referendum, which has subsequently caused a slowdown in sales. In the Energy sector, stock selection and a lower than benchmark weight earlier in the period negatively impacted relative returns. Also, a position in Canadian oil sands producer Encana (which was sold during the period) declined as the price of oil fell, and the risks from its financially leveraged balance sheet increased. Lastly, a lower than benchmark weight in the strong performing Materials sector detracted from relative returns.

In contrast, the Fund’s holdings in emerging markets helped relative returns as shares of Taiwan Semiconductor rose on strong demand for mobile phone chips. In Brazil, shares of insurance broker BB Seguridade performed well on improving business conditions. Stock selection in the Consumer Discretionary sector also proved beneficial to relative returns as shares of Dutch Business Information Services provider Wolters Kluwer performed well on accelerating growth. Elsewhere in the sector, shares of French auto supplier Valeo rose after giving very encouraging profit guidance. Stock selection in the Telecom Services sector also positively impacted relative returns as shares of Japanese telco KDDI rose when average revenue per user increased due to the bundling of fixed and mobile services. Lastly, the Fund’s underweight to Health Care stocks helped relative returns as the sector was weak due to the ongoing political focus on drug pricing during the U.S. election.

During the period, changes in our exposure were driven by interesting stock-specific opportunities. Within the Industrials sector, the purchase of Canadian National Railway, GEA Group (Germany), and Howden Joinery (UK) increased our exposure, despite selling Atlantia (Italy) and International Consolidated Airlines (UK). Additionally, MSCI reclassified two of our holdings, Business Information companies RELX (UK) and Wolters Kluwer (Netherlands), as Industrials from Consumer Discretionary. This caused our Industrials sector exposure to rise to an above benchmark weight and our exposure to the Consumer Discretionary sector to decline, while remaining slightly overweight, due to the purchases of Michelin (France), Mediaset (Italy), and Signet, an operator of jewelry stores in the UK and U.S. In the Information Technology sector, the Fund moved from underweight to a slight overweight on the purchase of German business software company SAP, while in the Materials sector, the Fund remained underweight as a purchase of Air Liquide (France) was offset by the British packaging company Rexam exiting the Fund following its takeover by Ball Corp. In the Energy sector, the Fund’s overweight increased as a purchase of Suncor (Canada) more than offset the sales of Encana (Canada) and BG (UK). In the Financial sector, a neutral weight moved to underweight as the Fund exited BNP (France), Credit Suisse (Switzerland), Krung Thai Bank (Thailand), Lloyds (UK), and Uniqa (Austria), despite new positions in Kasikornbank (Thailand) and Turkiye Garanti (Turkey). Similarly, in the Health Care sector, the Fund moved to underweight on the sales of Ansell (Australia) and Bayer (Germany), while the Telecom Services sector moved to a neutral weight on the sales of Iliad (France), Softbank (Japan), and Turkcell (Turkey). In contrast, the Fund’s underweight to Consumer Staples moved to slightly overweight on the purchase of Diageo (UK).

Regionally, exposure to Canada increased, while the overweight to the United Kingdom moved higher. The Fund’s underweights to Continental Europe and Japan widened. Lastly, exposure to emerging markets remained mostly the same during the period.

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Madison Funds | Management’s Discussion of Fund Performance - Madison International Stock Fund - continued | October 31, 2016

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

United Kingdom	20.1%
Japan	19.5%
France	9.5%
Switzerland	5.7%
Canada	5.5%
United States	4.8%
Ireland	4.7%
Belgium	4.1%
Sweden	3.5%
Netherlands	2.8%
Germany	2.5%
Taiwan	2.4%
Finland	2.2%
Israel	2.2%
Australia	1.6%
Norway	1.4%
Brazil	1.3%
Italy	1.3%
Denmark	1.2%
Spain	1.0%
Turkey	0.8%
Luxembourg	0.7%
Philippines	0.4%
Thailand	0.1%
Other Net Assets and Liabilities	0.7%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Novartis AG	3.7%
Anheuser-Busch InBev S.A.	3.0%
Daiwa House Industry Co. Ltd.	2.9%
British American Tobacco PLC	2.9%
KDDI Corp.	2.7%
Shire PLC	2.7%
Prudential PLC	2.7%
Royal Dutch Shell PLC	2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.4%
Don Quijote Holdings Co. Ltd.	2.4%

MADISON HANSBERGER INTERNATIONAL GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Hansberger International Growth Fund seeks to achieve its investment objective by investing at least 80% of total assets in the equity securities (including common stock, preferred stock and convertible securities) of companies organized or located outside of the U.S. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets. The Fund will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund anticipates that it will invest primarily in common stock, though the balance of its equity holdings may vary.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2016[1]
	% Return Without Sales Charge

	1 Year	3 Years	5 Years	10 Years	Since 9/13/05 Inception

Class Y Shares[6,8]	-1.05	-1.34	4.18	1.08	2.79

Class I Shares[8]	-0.93	-1.19	4.38	1.29	–

MSCI ACWI ex-USA (net)	0.22	-1.49	3.64	1.61	3.61

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Hansberger International Growth Fund (Class I) returned -0.93% for the twelve-month period, lagging the 0.22% return of its benchmark MSCI ACWI ex USA Index (net). The Fund outperformed its Morningstar Foreign Large Growth category peer group which returned -1.81% over the same timeframe.

In the past months, we have continued to concentrate our activity on positioning the Fund for long-term capital appreciation. Along with managing risks and focusing on adding value through individual stock selection, we seek high quality investments with good secular growth potential. We believe that these companies will be well positioned to provide positive returns for investors over the long-term. While investor sentiment is often fickle and prone to short-term preferences, we remain focused on longer-term company specific opportunities and our overall portfolio positioning is reflective of those individual decisions. Geographically, Europe continued to be the Fund’s largest regional weight and was the second largest contributor to performance as companies such as KUKA, ARM Holdings, Partners Group, NXP Semiconductors, and BG Group posted positive returns. The Fund’s holdings in Japan were by far the largest contributor to performance versus the Index with CyberAgent, Keyence, and Nidec all posting positive returns during the period. The Fund is underweight Japan versus the Index. North America weighed on relative performance with Cameco being a primary detractor. Our holdings in Pacific Ex Japan also detracted from relative performance with Techtronic Industries and DBS Group being amongst the larger decliners in that region. The Fund is underweight both of these aforementioned regions versus the Index. Emerging Markets holdings where the Fund is overweight versus the Index had a negative contribution to relative performance with Dr. Reddy’s Laboratories being a leading detractor. Sector-wise, overall relative performance of the Fund was positively driven primarily by the Information Technology sector. Information Technology sector relative performance was buoyed by an overweight position versus the Index and a positive security selection effect (Tencent Holdings, ARM Holdings, Alibaba Group, NXP Semiconductors). Our investments in the Industrials (KUKA, Nidec), and Consumer Discretionary (CyberAgent) sectors were also leading contributors to relative performance. The Energy (Amec Foster Wheeler, Cameco), Materials (LafargeHolcim), and Health Care (Dr. Reddy’s Laboratories) sectors were the largest negative contributors to relative performance. Information Technology and Telecommunication Services are currently the sectors with the largest overweighed positions in the Fund versus the Index. Energy and Materials are currently the sectors with the largest underweighted positions in the Fund versus the Index.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Japan	15.7%
China	12.3%
France	10.9%
United Kingdom	8.9%
Germany	8.1%
Switzerland	6.1%
Canada	5.8%
Netherlands	5.3%
India	4.6%
Hong Kong	3.7%
Mexico	3.7%
Ireland	3.0%
South Korea	2.3%
Indonesia	1.3%
Singapore	1.3%
Sweden	1.3%
Norway	1.2%
Spain	1.1%
Taiwan	1.0%
Denmark	0.9%
United States	0.9%
Other Net Assets and Liabilities	0.6%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Iliad S.A.	3.5%
Alibaba Group Holding Ltd.	3.3%
Tencent Holdings Ltd.	3.2%
Nidec Corp.	3.0%
NXP Semiconductors N.V.	2.9%
Keyence Corp.	2.6%
CyberAgent Inc.	2.6%
AIA Group Ltd.	2.5%
ASML Holding N.V.	2.4%
SoftBank Group Corp.	2.4%

17

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2016

Notes to Management’s Discussion of Fund Performance

NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.
[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www. madisonfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
[2]	Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Large Cap Value, Investors, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Core Bond and High Income Fund class A shares.
[3]	Maximum contingent deferred sales charge (CDSC) is 4.50% for class B shares, which is reduced after 12 months and eliminated after six years.
[4]	Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.
[5]	Assumes maximum applicable sales charge.
[6]	Class Y Shares are only available for purchase by Madison Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current prospectus.
[7]	Class R6 shares are generally only available for purchase by retirement plan investors and certain other institutional investors.
[8]	After market close on July 31, 2014, Madison Asset Management assumed the investment management of the Hansberger International Growth Fund.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

Effective October 31, 2016, the Conservative Allocation Fund Custom Index consists of 24.5% Russell 3000® Index, 10.5% MSCI ACWI ex-US Index and 65% Bloomberg Barclays US Aggregate Bond Index. As of October 31, 2015, the Conservative Allocation Fund Custom Index consisted of 28% Russell 3000® Index, 7% MSCI ACWI ex-US Index and 65% Bloomberg Barclays US Aggregate Bond Index. See market index descriptions below.

Effective October 31, 2016, the Moderate Allocation Fund Custom Index consists of 42% Russell 3000® Index, 18% MSCI ACWI ex-US Index and 42% Bloomberg Barclays US Aggregate Bond Index. As of October 31, 2015, the Moderate Allocation Fund Custom Index consisted of 48% Russell 3000® Index, 12% MSCI ACWI ex-US Index and 40% Bloomberg Barclays US Aggregate Bond Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 56% Russell 3000® Index, 24% MSCI ACWI ex-US Index and 20% Bloomberg Barclays US Aggregate Bond Index. As of October 31, 2015, the Aggressive Allocation Fund Custom Index consisted of 64% Russell 3000® Index, 16% MSCI AWCI ex-USA Index and 20% Bloomberg Barclays U.S. Aggregate Bond Index. See market index descriptions below.

Hybrid Fund Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market index descriptions below.

Market Indexes

The CBOE S&P 500 BuyWrite® IndexSM (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500® Index.

The Bank of America Merrill Lynch 1-22 year Municipal Index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, their political subdivisions, in the U.S. domestic market, with a remaining term to final maturity less than 22 years.

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by U.S. financial issuers.

The Bloomberg Barclays U.S. Credit Bond Index is an unmanaged, market capitalization weighted index that covers the U.S. dollar denominated fixed-rate, taxable bond market, with maturities of one year or more.

18

Madison Funds | Management’s Discussion of Fund Performance - concluded | October 31, 2016

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Bloomberg Barclays Municipal Bond Index measures the performance of the U.S. dollar denominated long-term tax exempt bond market.

THE MSCI ACWI ex-U.S. Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.- based companies. The Index includes both developed and emerging markets.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

© 2016 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Past performance is no guarantee of future results.

19

Madison Funds | October 31, 2016

Madison Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.1%

Alternative Funds - 3.0%
SPDR Gold Shares*	17,856	$2,177,361

Bond Funds - 60.9%
Baird Aggregate Bond Fund Institutional Shares	334,649	3,681,141
iShares 7-10 Year Treasury Bond ETF	53,452	5,882,927
iShares TIPS Bond Fund ETF	44,699	5,178,826
Madison Core Bond Fund Class Y (A)	1,525,716	15,516,535
Madison Corporate Bond Fund Class Y (A)	446,801	5,223,099
Metropolitan West Total Return Bond Fund Class I	205,013	2,240,791
PowerShares Senior Loan Portfolio	166,121	3,850,685
Vanguard Short-Term Corporate Bond ETF	36,923	2,965,656

		44,539,660
Foreign Stock Funds - 9.1%
iShares Core MSCI EAFE ETF	17,856	961,367
iShares Edge MSCI Minimum Volatility EAFE ETF	11,396	732,649
iShares MSCI United Kingdom ETF	17,039	255,585
Vanguard FTSE All-World ex-U.S. ETF	68,649	3,065,864
WisdomTree Europe Hedged Equity Fund	20,073	1,090,365
WisdomTree Japan Hedged Equity Fund	12,326	556,519

		6,662,349
Money Market Funds - 2.7%
State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	2,003,359	2,003,359

Stock Funds - 24.4%
Energy Select Sector SPDR Fund	5,567	382,007
iShares Russell Mid-Cap ETF	15,172	2,560,882
Madison Dividend Income Fund Class Y (A)	178,313	3,990,637
Madison Investors Fund Class Y (A)	168,292	3,301,894
Madison Mid Cap Fund Class Y (A)	128,011	1,106,016
SPDR S&P Regional Banking ETF	4,364	191,100
VanEck Vectors Agribusiness ETF	7,539	371,748
Vanguard Growth ETF	30,414	3,326,683
Vanguard Information Technology ETF	7,631	913,583
Vanguard Value ETF	19,387	1,668,251

		17,812,801

TOTAL INVESTMENTS - 100.1%
(Cost $71,850,875**)		73,195,530
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(43,569)

TOTAL NET ASSETS - 100.0%		$73,151,961

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $72,080,279.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

Madison Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.0%

Alternative Funds - 3.0%
SPDR Gold Shares*	34,275	$4,179,493

Bond Funds - 35.9%
Baird Aggregate Bond Fund Institutional Shares	501,316	5,514,473
iShares 7-10 Year Treasury Bond ETF	63,475	6,986,059
iShares Intermediate Credit Bond ETF	25,729	2,847,429
iShares TIPS Bond Fund ETF	48,963	5,672,853
Madison Core Bond Fund Class Y (A)	2,147,334	21,838,385
Metropolitan West Total Return Bond Fund Class I	116,358	1,271,798
PowerShares Senior Loan Portfolio	152,441	3,533,582
Vanguard Short-Term Corporate Bond ETF	26,188	2,103,420

		49,767,999
Foreign Stock Funds - 16.0%
iShares Core MSCI EAFE ETF	27,725	1,492,714
iShares Edge MSCI Minimum Volatility EAFE ETF	36,422	2,341,570
iShares MSCI United Kingdom ETF	74,375	1,115,625
Vanguard FTSE All-World ex-U.S. ETF	264,440	11,809,891
WisdomTree Europe Hedged Equity Fund	63,823	3,466,865
WisdomTree Japan Hedged Equity Fund	43,736	1,974,681

		22,201,346
Money Market Funds - 2.0%
State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	2,837,363	2,837,363

Stock Funds - 43.1%
Energy Select Sector SPDR Fund	32,055	2,199,614
iShares Core S&P Mid-Cap ETF	41,476	6,245,041
Madison Dividend Income Fund Class Y (A)	623,441	13,952,619
Madison Investors Fund Class Y (A)	705,317	13,838,313
Madison Large Cap Value Fund Class Y (A)	180,985	2,801,641
Madison Mid Cap Fund Class Y (A)	340,479	2,941,740
SPDR S&P Regional Banking ETF	16,719	732,125
VanEck Vectors Agribusiness ETF	21,357	1,053,114
Vanguard Growth ETF	88,870	9,720,601
Vanguard Information Technology ETF	28,969	3,468,169
Vanguard Value ETF	32,843	2,826,140

		59,779,117

TOTAL INVESTMENTS - 100.0%
(Cost $133,517,307**)		138,765,318
NET OTHER ASSETS AND LIABILITIES - 0.0%		50,256

TOTAL NET ASSETS - 100.0%		$138,815,574

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $134,102,496.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

Madison Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.7%

Alternative Funds - 3.1%
SPDR Gold Shares*	14,845	$1,810,199

Bond Funds - 15.2%
iShares 7-10 Year Treasury Bond ETF	25,157	2,768,779
iShares Intermediate Credit Bond ETF	11,144	1,233,307
Madison Core Bond Fund Class Y (A)	485,022	4,932,672

		8,934,758
Foreign Stock Funds - 22.3%
iShares Core MSCI EAFE ETF	11,069	595,955
iShares Edge MSCI Minimum Volatility EAFE ETF	20,687	1,329,967
iShares MSCI United Kingdom ETF	49,948	749,220
Vanguard FTSE All-World ex-U.S. ETF	159,707	7,132,515
WisdomTree Europe Hedged Equity Fund	36,545	1,985,124
WisdomTree Japan Hedged Equity Fund	29,228	1,319,644

		13,112,425
Money Market Funds - 2.4%
State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	1,418,625	1,418,625

Stock Funds - 56.7%
Energy Select Sector SPDR Fund	18,391	1,261,990
iShares Core S&P Mid-Cap ETF	30,246	4,554,140
Madison Dividend Income Fund Class Y (A)	314,476	7,037,980
Madison Investors Fund Class Y (A)	355,141	6,967,873
Madison Large Cap Value Fund Class Y (A)	80,411	1,244,769
Madison Mid Cap Fund Class Y (A)	237,806	2,054,643
SPDR S&P Regional Banking ETF	14,471	633,685
VanEck Vectors Agribusiness ETF	12,270	605,034
Vanguard Growth ETF	48,311	5,284,257
Vanguard Information Technology ETF	17,180	2,056,790
Vanguard Value ETF	19,478	1,676,082

		33,377,243

TOTAL INVESTMENTS - 99.7%
(Cost $55,720,098**)		58,653,250
NET OTHER ASSETS AND LIABILITIES - 0.3%		162,832

TOTAL NET ASSETS - 100.0%		$58,816,082

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $55,967,001.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

20

Madison Funds | October 31, 2016

Madison Government Money Market Fund Portfolio of Investments

	Par Value	Value (Note 2)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 97.5%

Fannie Mae - 11.3%
0.315%, 11/1/16 (A)	$625,000	$625,000
0.294%, 11/18/16 (A)	300,000	299,959
0.274%, 12/1/16 (A)	1,000,000	999,775
0.335%, 1/25/17 (A)	200,000	199,844

		2,124,578
Federal Home Loan Bank - 56.7%
0.335%, 11/7/16 (A)	850,000	849,953
0.355%, 11/16/16 (A)	200,000	199,971
0.400%, 11/18/16 (A)	500,000	499,907
0.325%, 11/23/16 (A)	550,000	549,893
0.304%, 11/25/16 (A)	750,000	749,850
0.345%, 11/28/16 (A)	800,000	799,796
0.315%, 12/6/16 (A)	500,000	499,849
0.350%, 12/9/16 (A)	750,000	749,727
0.345%, 12/14/16 (A)	625,000	624,746
0.335%, 12/15/16 (A)	300,000	299,879
0.365%, 12/21/16 (A)	400,000	399,800
0.355%, 12/22/16 (A)	550,000	549,727
0.350%, 12/29/16 (A)	900,000	899,500
0.345%, 1/6/17 (A)	700,000	699,564
0.304%, 1/12/17 (A)	600,000	599,640
0.357%, 1/25/17 (A)	1,000,000	999,171
0.306%, 2/17/17 (A)	750,000	749,145

		10,720,118
Freddie Mac - 19.7%
0.238%, 11/18/16 (A)	520,000	519,942
0.310%, 12/5/16 (A)	750,000	749,784
0.264%, 12/8/16 (A)	900,000	899,759
0.355%, 12/14/16 (A)	300,000	299,875
0.355%, 12/20/16 (A)	800,000	799,619
0.335%, 1/18/17 (A)	300,000	299,786
0.220%, 2/1/17 (A)	150,000	149,881

		3,718,646
U.S. Treasury Notes - 9.8%
0.750%, 1/15/17	900,000	900,629
0.875%, 1/31/17	250,000	250,310
3.125%, 1/31/17	700,000	704,958

		1,855,897

Total U.S. Government and Agency
Obligations (Cost $18,419,239)		18,419,239

	Shares

INVESTMENT COMPANIES - 2.6%
State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	487,957	487,957

Total Investment Companies
(Cost $487,957)		487,957

TOTAL INVESTMENTS - 100.1%
(Cost $18,907,196**)		18,907,196
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(13,039)

TOTAL NET ASSETS - 100.0%		$18,894,157

**	Aggregate cost for Federal tax purposes was $18,907,196.
(A)	Rate noted represents annualized yield at time of purchase.

Madison Tax-Free Virginia Fund Portfolio of Investments

	Par Value	Value (Note 2)

MUNICIPAL BONDS - 98.3%

Airport - 1.0%
Metropolitan Washington Airports
Authority Revenue, Series B, (BHAC-CR), 3.75%, 10/1/18	$210,000	$221,437

Development - 7.4%
Fairfax County Economic Development
Authority, Series A, 5%, 10/1/26	150,000	184,498
Norfolk Economic Development Authority, 5%, 11/1/29	480,000	557,434
Powhatan County Economic Development Authority, 3%, 9/15/28	200,000	203,748
Virginia Housing Development Authority, Series C, 1.5%, 4/1/19	200,000	201,802
Wise County Industrial Development Authority Revenue, Series A (A), 1.875%, 11/1/40	500,000	505,630

		1,653,112
Education - 13.7%
Henrico County Economic Development
Authority, 4%, 4/15/42	220,000	227,843
University of Virginia, 5%, 6/1/40	255,000	270,843
Virginia College Building Authority, (ST APPROP), 5%, 2/1/23	500,000	607,925
Virginia College Building Authority, (Prerefunded 9/1/18 @ $100), (ST APPROP), 5%, 9/1/26	140,000	150,408
Virginia College Building Authority, Series A, (Prerefunded 2/1/19 @ $100), (ST APPROP), 5%, 2/1/29	375,000	408,555
Virginia Commonwealth University, Series A, 5%, 5/1/26	385,000	459,933
Virginia Public School Authority, 5%, 12/1/18	100,000	108,053
Virginia Public School Authority, Series A, (Prerefunded 8/1/18 @ $100), (ST APPROP), 5%, 8/1/27	350,000	374,902
Virginia Public School Authority, Series C, (ST AID WITHHLDG), 3%, 8/1/33	450,000	451,642

		3,060,104
Facilities - 4.0%
New River Valley Regional Jail Authority, 5%, 10/1/25	100,000	123,180
Stafford County & Staunton Industrial Development Authority, (NATL-RE), 4.5%, 8/1/25	50,000	50,093
Virginia Public Building Authority, Series B, (Prerefunded 8/1/18 @ $100), 5.25%, 8/1/23	200,000	215,094
Western Regional Jail Authority, 3.125%, 12/1/29	500,000	517,000

		905,367
General - 11.2%
Fairfax County Economic Development Authority, 4.25%, 8/1/29	340,000	371,834
Loudoun County Economic Development Authority Revenue, 3%, 12/1/29	535,000	547,840
Northern Virginia Transportation Authority, 5%, 6/1/30	780,000	932,864
Puerto Rico Public Finance Corp, (Escrowed To Maturity) (AMBAC)*, 5.5%, 8/1/27	100,000	128,655
Territory of Guam, Series A, 5%, 1/1/26	150,000	167,595
Virgin Islands Public Finance Authority, (NATL-RE), 5%, 10/1/23	100,000	100,344
Virginia Beach Development Authority, Series A, 3.5%, 5/1/30	250,000	262,968

		2,512,100
General Obligation - 25.5%
City of Danville VA, Series A, (ST AID WITHHLDG), 5%, 8/1/23	190,000	233,322
City of Fredericksburg VA, Series A, 3.625%, 7/15/30	400,000	415,368
City of Hampton VA, Series A, 5%, 1/15/21	250,000	271,360
City of Manassas VA, (ST AID WITHHLDG), 3%, 7/1/27	500,000	548,790
City of Norfolk VA, Series A (Prerefunded 11/1/19 @ $100), 4.125%, 11/1/27	75,000	81,874
City of Portsmouth VA, Series A, (ST AID WITHHLDG), 5%, 2/1/31	635,000	745,877
City of Richmond VA, Series C, (ST AID WITHHLDG), 5%, 7/15/22	100,000	113,633
City of Roanoke VA, Series A, (Prerefunded 2/1/20 @ $100), (ST AID WITHHLDG), 5%, 2/1/25	230,000	258,743
City of Virginia Beach VA, Series A, 4%, 8/1/22	300,000	344,154
Commonwealth of Virginia, Series B (Prerefunded 6/1/18 @ $100), 5%, 6/1/21	175,000	186,300
Commonwealth of Virginia, Series A, 5%, 6/1/23	500,000	615,200
Commonwealth of Virginia, Series B (Prerefunded 6/1/19 @ $100), 5%, 6/1/27	150,000	165,513
County of Arlington VA, Series B, (ST AID WITHHLDG), 5%, 8/15/27	175,000	216,786
County of Arlington VA, (Prerefunded 1/15/17 @ $100), 5%, 1/15/25	175,000	176,535
County of Fairfax VA, Series B, (ST AID WITHHLDG), 4%, 10/1/22	250,000	288,592
County of Henrico VA, Series A, (Prerefunded 12/1/18 @ $100), 5%, 12/1/24	200,000	217,014
County of Henrico VA, 5%, 7/15/25	150,000	170,916
County of Prince William VA, (ST AID WITHHLDG), 5%, 8/1/21	105,000	123,241
County of Spotsylvania VA, (ST AID WITHHLDG), 5%, 1/15/24	200,000	246,372
Town of Leesburg VA, (ST AID WITHHLDG), 5%, 1/15/25	90,000	113,189
Town of Leesburg VA, Series A (Prerefunded 1/15/21 @ $100), 5%, 1/15/41	135,000	156,611

		5,689,390

See accompanying Notes to Financial Statements.

21

Madison Funds | October 31, 2016

Madison Tax-Free Virginia Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MUNICIPAL BONDS - continued

Medical - 6.6%
Fredericksburg Economic Development Authority, 5.25%, 6/15/18	$250,000	$263,965
James City County Economic Development Authority, 3%, 6/15/31	190,000	189,996
Norfolk Economic Development Authority, Series B, 5%, 11/1/36	480,000	556,263
Roanoke Economic Development Authority, Series B, (Escrowed To Maturity) (NATL-RE), 6.125%, 7/1/17	135,000	139,802
Virginia Small Business Financing Authority, 5%, 11/1/40	300,000	332,157

		1,482,183
Multifamily Housing - 6.1%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	725,000	769,464
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	300,000	323,115
Virginia Housing Development Authority, Series E, 4.8%, 10/1/39	250,000	261,843

		1,354,422
Power - 4.3%
Chesterfield County Economic Development Authority, Series A, 5%, 5/1/23	565,000	615,127
Puerto Rico Electric Power Authority, Series V, (BHAC-CR MBIA-RE FGIC), 5.25%, 7/1/24	290,000	343,792

		958,919
Transportation - 5.6%
Puerto Rico Highways & Transportation Authority, Series N, (ASSURED GTY), 5.25%, 7/1/34	100,000	116,861
Richmond Metropolitan Authority, (Escrowed To Maturity) (NATL-RE), 5.25%, 7/15/22	60,000	67,954
Richmond Metropolitan Authority, (NATL-RE), 5.25%, 7/15/22	140,000	158,652
Virginia Commonwealth Transportation Board, Series A, 5%, 9/15/24	225,000	266,094
Virginia Commonwealth Transportation Board, Series B, 5%, 3/15/25	535,000	639,774

		1,249,335
Utilities - 1.5%
City of Richmond VA, Series A, 5%, 1/15/38	300,000	345,423

Water - 11.4%
Fairfax County Water Authority, 5.25%, 4/1/23	180,000	222,475
Fairfax County Water Authority, 5%, 4/1/27	150,000	178,734
Hampton Roads Sanitation District, (Prerefunded 4/1/18 @ $100), 5%, 4/1/33	90,000	95,161
Hampton Roads Sanitation District, (Prerefunded 4/1/18 @ $100), 5%, 4/1/33	160,000	169,293
Prince William County Service Authority, 5%, 7/1/22	250,000	301,080
Upper Occoquan Sewage Authority, Series A, (NATL-RE), 5.15%, 7/1/20	410,000	442,525
Virginia Resources Authority, Series B, (Prerefunded 11/1/21@ $100), (MORAL OBLG), 5%, 11/1/23	40,000	47,198
Virginia Resources Authority, (Prerefunded 10/1/19 @ $100), (ST AID WITHHLDG), 5%, 10/1/23	500,000	558,000
Virginia Resources Authority, Series B, (MORAL OBLG), 5%, 11/1/23	160,000	187,776
Virginia Resources Authority, (Prerefunded 10/1/19 @ $100), (ST AID WITHHLDG), 4.5%, 10/1/28	160,000	176,269
Virginia Resources Authority, (Prerefunded 11/1/16 @ $100), 5%, 11/1/31	155,000	155,000
Virginia Resources Authority, 5%, 11/1/31	5,000	5,017

		2,538,528

TOTAL INVESTMENTS - 98.3%
(Cost $21,046,099**)		21,970,320
NET OTHER ASSETS AND LIABILITIES - 1.7%		379,823

TOTAL NET ASSETS - 100.0%		$22,350,143

*	This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.
**	Aggregate cost for Federal tax purposes was $21,046,099.
(A)	Floating rate or variable rate note. Rate shown is as of October 31, 2016.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
MORAL OBLG	Moral Obligation.
NATL-RE	National Public Finance Guarantee Corp.
ST AID WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.

Madison Tax-Free National Fund Portfolio of Investments

	Par Value	Value (Note 2)

MUNICIPAL BONDS - 96.4%

Alabama - 2.4%
Alabama Incentives Financing Authority Revenue, Series A, 5%, 9/1/29	$300,000	$327,387
Tuscaloosa Public Educational Building Authority, (ASSURED GTY), (Prerefunded 7/1/18 @ $100), 6.375%, 7/1/28	295,000	321,668

		649,055
Arkansas - 0.7%
City of Fort Smith AR Water & Sewer Revenue, (AGM), 5%, 10/1/21	175,000	187,525

Colorado - 1.8%
El Paso County Facilities Corp., Certificate Participation, Series A, 5%, 12/1/27	400,000	501,072

Delaware - 1.5%
State of Delaware, General Obligation, Series A, 5%, 8/1/25	345,000	421,925

Florida - 17.1%
City of Margate FL General Obligation, 5%, 7/1/25	785,000	974,224
City of Port St. Lucie FL Utility System Revenue, 5%, 9/1/27	600,000	704,310
County of Miami-Dade FL, Series B, 5%, 3/1/25	525,000	633,055
Hillsborough County Industrial Development Authority, 5%, 10/1/34	450,000	509,688
Lee County Industrial Development Authority, 5%, 11/1/28	500,000	570,105
Orlando Utilities Commission, Series C, 5%, 10/1/22	525,000	631,528
Palm Beach County Solid Waste Authority, 5%, 10/1/24	300,000	351,237
Port St. Lucie Community Redevelopment Agency Revenue, Tax Allocation, 5%, 1/1/26	250,000	311,070

		4,685,217
Georgia - 4.8%
City of Atlanta GA Water & Wastewater Revenue, (AGM), 5.75%, 11/1/30	300,000	414,966
City of Columbus GA Water & Sewerage Revenue, Series A, 5%, 5/1/31	430,000	513,098
Dublin GA School District, General Obligation, (ST AID WITHHLDG), 4%, 4/1/23	135,000	152,928
Georgia State Road & Tollway Authority, Series A, 5%, 6/1/21	90,000	98,654
Private Colleges & Universities Authority, Series C, (Prerefunded 9/1/18 @ $100), 5%, 9/1/38	130,000	139,664

		1,319,310
Hawaii - 2.0%
State of Hawaii, General Obligation, Series EY, 5%, 10/1/25	435,000	550,762

Illinois - 0.7%
Regional Transportation Authority, Series A, (AMBAC GO of AUTH)*, 7.2%, 11/1/20	165,000	185,264

Indiana - 3.5%
Indiana Finance Authority, 5%, 2/1/21	400,000	451,496
Indianapolis Local Public Improvement Bond Bank, Series A, (ASSURED GTY), 5.5%, 1/1/38	475,000	515,774

		967,270
Iowa - 2.8%
City of Bettendorf IA, General Obligation, Series A, 5%, 6/1/28	475,000	535,529
City of Bettendorf IA, General Obligation, Series A, 5%, 6/1/30	210,000	236,290

		771,819
Kansas - 3.3%
City of Wichita KS, General Obligation, Series 816, 5%, 12/1/24	510,000	640,458
Shawnee County Unified School District No. 437, General Obligation, 4%, 9/1/24	220,000	256,760

		897,218

See accompanying Notes to Financial Statements.

22

Madison Funds | October 31, 2016

Madison Tax-Free National Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MUNICIPAL BONDS - continued

Maryland - 3.1%
City of Rockville MD, General Obligation, Series A, 5%, 6/1/24	$600,000	$748,908
Maryland State Transportation Authority, Series A, 5%, 7/1/18	100,000	106,778

		855,686
Michigan - 3.4%
Detroit City School District, General Obligation, Series A, (FGIC Q-SBLF), 6%, 5/1/20	400,000	457,820
Redford Unified School District No. 1, General Obligation, (AMBAC Q-SBLF)*, 5%, 5/1/22	410,000	464,710

		922,530
Missouri - 6.1%
County of St Louis MO, Series D, (Escrowed To Maturity), 5.65%, 2/1/20	500,000	569,385
Missouri State Board of Public Buildings, Series B, 4%, 4/1/25	525,000	603,220
Springfield School District No. R-12, General Obligation, Series B, (ST AID DIR DEP), 5%, 3/1/25	400,000	504,212

		1,676,817
New Jersey - 4.2%
City of Elizabeth NJ, General Obligation, (AGM), 3%, 4/1/24	300,000	319,500
New Jersey State Turnpike Authority, Series A, (BHAC-CR AGM), 5.25%, 1/1/28	250,000	325,377
New Jersey State Turnpike Authority, Series A, (BHAC-CR AGM), 5.25%, 1/1/29	250,000	322,615
Union County Improvement Authority, Series A, 4%, 2/1/25	150,000	169,919

		1,137,411
New Mexico - 1.8%
Farmington Municipal School District No. 5, General Obligation, Series A, (ST AID WITHHLDG), 3%, 9/1/23	450,000	485,177

New York - 3.3%
New York State Dormitory Authority, Series 1, (BHAC-CR AMBAC)*, 5.5%, 7/1/31	250,000	327,848
Port Authority of New York & New Jersey, (GO of AUTH), 5.375%, 3/1/28	455,000	571,853

		899,701
North Carolina - 5.3%
North Carolina Medical Care Commission, Series A, (HUD SECT 8), 5.5%, 10/1/24	500,000	501,800
State of North Carolina, Series A, 4.5%, 5/1/27	200,000	216,222
State of North Carolina, General Obligation, Series D, 4%, 6/1/21	100,000	112,816
Town of Cary NC Combined Utility Systems Revenue, 5%, 12/1/23	500,000	608,095

		1,438,933
Ohio - 2.2%
Cleveland-Cuyahoga County Port Authority, 5%, 7/1/24	500,000	604,855

South Carolina - 7.0%
Anderson County School District No. 1, General Obligation, Series A, (SCSDE), 5%, 3/1/25	720,000	902,484
City of Bennettsville SC Combined Utility System Revenue, (BAM), 3.5%, 2/1/24	465,000	519,461
York County School District No. 1, General Obligation, Series A, (Prerefunded 3/1/19 @ $100), (SCSDE), 5%, 3/1/27	440,000	481,351

		1,903,296
Tennessee - 0.4%
Jackson Energy Authority, 4.75%, 6/1/25	100,000	115,645

Texas - 9.8%
Beaumont Independent School District, General Obligation, (PSF-GTD), 4.75%, 2/15/38	300,000	334,218
City of San Antonio TX, Water System Revenue, (Prerefunded 11/15/18 @ $100), 5.125%, 5/15/29	500,000	542,465
Liberty Hill Independent School District, General Obligation, (PSF-GTD), 5%, 8/1/26	410,000	452,988
Mueller Local Government Corp., 5%, 9/1/25	500,000	501,755
San Jacinto College District Revenue, 3.625%, 2/15/30	250,000	260,258
San Jacinto River Authority, (BAM), 4%, 10/1/23	200,000	227,356
State of Texas, General Obligation, Series C, 5%, 8/1/27	330,000	365,260

		2,684,300
Virginia - 2.5%
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	100,000	107,705
James City County Economic Development Authority, 5%, 6/15/22	250,000	299,195
Virginia Housing Development Authority, Series E, 4.8%, 10/1/39	250,000	261,842

		668,742
Washington - 3.1%
State of Washington, General Obligation, Series E, 5%, 2/1/29	205,000	245,666
University of Washington, Series A, 5%, 7/1/32	500,000	597,330

		842,996
Wisconsin - 3.6%
Maple School District, General Obligation, Series A, 5%, 4/1/24	650,000	783,191
Wisconsin Health & Educational Facilities Authority, 5.25%, 10/1/21	200,000	200,666

		983,857

TOTAL INVESTMENTS - 96.4%
(Cost $24,793,236**)		26,356,383
NET OTHER ASSETS AND LIABILITIES - 3.6%		976,471

TOTAL NET ASSETS - 100.0%		$27,332,854

*	This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.
**	Aggregate cost for Federal tax purposes was $24,793,236.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty.
BAM	Build America Mutual Assurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
GO of AUTH	General Obligation of the Authority.
HUD SECT 8	HUD Insured Multifamily Housing.
PSF-GTD	Permanent School Fund Guaranteed.
Q-SBLF	Qualified School Board Loan Fund.
SCSDE	South Carolina School District-Enhanced (State of SC’s Intercept program).
ST AID DIR DEP	State Aid Direct Deposit.
ST AID WITHHLDG	State Aid Withholding.

See accompanying Notes to Financial Statements.

23

Madison Funds | October 31, 2016

Madison High Quality Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 37.9%

Consumer Discretionary - 6.6%
Comcast Corp., 3.125%, 7/15/22	$2,000,000	$2,103,294
Home Depot Inc./The, 2%, 6/15/19	2,000,000	2,035,028
Target Corp., 2.9%, 1/15/22	2,000,000	2,082,928
Walt Disney Co./The, MTN, 1.1%, 12/1/17	750,000	750,279

		6,971,529
Consumer Staples - 1.5%
Coca-Cola Co./The, 2.45%, 11/1/20	1,500,000	1,550,517

Energy - 1.4%
Chevron Corp., 2.427%, 6/24/20	1,500,000	1,537,309

Financials - 12.6%
American Express Credit Corp., 2.125%, 7/27/18	1,000,000	1,011,441
Bank of New York Mellon Corp./The, MTN, 1.35%, 3/6/18	500,000	500,650
Goldman Sachs Group Inc./The, 2.625%, 1/31/19	1,360,000	1,385,790
John Deere Capital Corp., MTN, 1.4%, 3/15/17	2,000,000	2,003,080
JPMorgan Chase & Co., 2.25%, 1/23/20	2,000,000	2,013,902
Morgan Stanley, 2.8%, 6/16/20	2,000,000	2,048,552
State Street Corp., 1.95%, 5/19/21	1,500,000	1,501,831
US Bancorp, MTN, 1.95%, 11/15/18	750,000	758,327
Wells Fargo & Co., 5.625%, 12/11/17	2,000,000	2,091,920

		13,315,493
Health Care - 3.0%
Merck & Co. Inc., 3.875%, 1/15/21	1,500,000	1,625,781
UnitedHealth Group Inc., 2.875%, 3/15/23	1,500,000	1,546,521

		3,172,302
Industrials - 3.5%
General Electric Co., MTN, 5.625%, 9/15/17	2,000,000	2,077,682
United Parcel Service Inc., 5.5%, 1/15/18	1,500,000	1,578,846

		3,656,528
Information Technology - 7.5%
Apple Inc., 2.4%, 5/3/23	1,500,000	1,507,004
Cisco Systems Inc., 2.2%, 2/28/21	1,500,000	1,525,602
Intel Corp., 3.3%, 10/1/21	1,500,000	1,597,677
Microsoft Corp., 3%, 10/1/20	1,500,000	1,581,178
Visa Inc., 2.2%, 12/14/20	1,700,000	1,733,320

		7,944,781
Real Estate - 1.8%
Simon Property Group L.P., 4.125%, 12/1/21	1,750,000	1,913,555

Total Corporate Notes and Bonds
(Cost $39,277,909)		40,062,014

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 60.5%

Fannie Mae - 10.4%
1.375%, 11/15/16	3,000,000	3,001,164
1.250%, 1/30/17	4,000,000	4,008,204
0.875%, 2/8/18	4,000,000	4,004,340

		11,013,708
Freddie Mac - 2.5%
2.375%, 1/13/22	2,500,000	2,611,515

U.S. Treasury Notes - 47.6%
0.875%, 1/31/17	3,750,000	3,755,415
3.000%, 2/28/17	4,000,000	4,035,048
3.875%, 5/15/18	4,500,000	4,714,452
3.750%, 11/15/18	3,000,000	3,172,500
1.500%, 12/31/18	4,000,000	4,049,688
1.250%, 1/31/19	4,000,000	4,028,908
1.500%, 3/31/19	4,000,000	4,053,592
3.125%, 5/15/19	4,000,000	4,217,812
1.125%, 12/31/19	4,500,000	4,511,074
3.625%, 2/15/20	4,000,000	4,328,908
2.625%, 11/15/20	3,500,000	3,693,456
2.500%, 8/15/23	1,375,000	1,454,331
1.500%, 8/15/26	4,500,000	4,365,702

		50,380,886

Total U.S. Government and Agency Obligations (Cost $63,473,770)		64,006,109
	Shares

SHORT-TERM INVESTMENTS - 1.0%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	1,069,145	1,069,145

Total Short-Term Investments
(Cost $1,069,145)		1,069,145

TOTAL INVESTMENTS - 99.4%
(Cost $103,820,824**)		105,137,268
NET OTHER ASSETS AND LIABILITIES - 0.6%		669,564

TOTAL NET ASSETS - 100.0%		$105,806,832

**	Aggregate cost for Federal tax purposes was $103,820,824.
MTN	Medium Term Note.

Madison Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

ASSET BACKED SECURITIES - 3.1%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.256%, 9/21/30	$64,040	$65,445
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	750,000	751,232
CarMax Auto Owner Trust, Series 2015-1, Class A2, 0.88%, 3/15/18	39,998	39,994
Chase Issuance Trust, Series 2015-A3, Class A3, FRN (A), 0.785%, 4/15/19	1,000,000	1,000,559
Chase Issuance Trust, Series 2007-C1, Class C1, FRN (A), 0.995%, 4/15/19	1,150,000	1,149,680
CNH Equipment Trust, Series 2014-A, Class A3, 0.84%, 5/15/19	322,302	322,176
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	120,614	120,593
GreatAmerica Leasing Receivables Funding LLC, Series 2015-1, Class A2 (B), 1.12%, 6/20/17	45,248	45,249
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	68,821	68,807
Porsche Innovative Lease Owner Trust, Series 2015-1, Class A4 (B), 1.43%, 5/21/21	400,000	401,058
Santander Drive Auto Receivables Trust, Series 2014-2, Class B, 1.62%, 2/15/19	340,821	341,029
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25%, 6/17/19	909,292	912,914
Santander Drive Auto Receivables Trust, Series 2013-5, Class D, 2.73%, 10/15/19	350,000	354,899
Santander Drive Auto Receivables Trust, Series 2013-A, Class C (B), 3.12%, 10/15/19	257,898	259,964
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25%, 1/15/20	679,217	684,675
Volvo Financial Equipment LLC, Series 2014-1A, Class A3 (B), 0.82%, 4/16/18	175,810	175,671

Total Asset Backed Securities (Cost $6,698,732 )		6,693,945

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.0%
Fannie Mae REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	2,850,559	318,852
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	425,000	454,675
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	1,000,000	1,092,859
Fannie Mae REMICS, Series 2001-73, Class GZ, 6%, 12/25/31	367,248	421,027
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	265,534	301,363
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	1,027,140	1,044,141
Fannie Mae REMICS, Series 2015-44, Class GI, IO, 3%, 11/25/40	937,960	61,198
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	909,426	942,021
Freddie Mac REMICS, Series 3825, Class CB, 3.5%, 3/15/26	1,000,000	1,073,160
Freddie Mac REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	3,921,456	366,682
Government National Mortgage Association, Series 2015-53, Class IL, IO, 3%, 9/20/44	2,896,536	323,981

Total Collateralized Mortgage Obligations (Cost $6,599,110)		6,399,959

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.1%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A1A (A), 5.65%, 6/11/50	952,506	975,630
Fannie Mae-Aces, Series 2016-M2, Class X2, IO (A), 1.115%, 1/25/23	12,836,325	706,307
FHLMC Multifamily Structured Pass Through Certificates, Series K718, Class X1, IO (A), 0.648%, 1/25/22	24,268,486	684,420

See accompanying Notes to Financial Statements.

24

Madison Funds | October 31, 2016

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - continued
FREMF Mortgage Trust, Series 2011-K702, Class B (A) (B), 4.766%, 4/25/44	$500,000	$518,207
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B), 3.751%, 2/25/45	1,250,000	1,286,103
FREMF Mortgage Trust, Series 2013-K502, Class B (A) (B), 2.567%, 3/25/45	545,000	545,919
FREMF Mortgage Trust, Series 2012-K501, Class B (A) (B), 3.276%, 11/25/46	225,864	225,574
FREMF Mortgage Trust, Series 2012-K707, Class B (A) (B), 3.883%, 1/25/47	400,000	414,911
FREMF Mortgage Trust, Series 2011-K701, Class C (A) (B), 4.286%, 7/25/48	1,250,000	1,258,013

Total Commercial Mortgage-Backed Securities (Cost $6,750,700)		6,615,084

CORPORATE NOTES AND BONDS - 33.6%

Consumer Discretionary - 7.4%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (B), 4.464%, 7/23/22	1,000,000	1,065,178
Delphi Automotive PLC (C), 3.15%, 11/19/20	1,000,000	1,030,474
ERAC USA Finance LLC (B), 6.7%, 6/1/34	250,000	322,066
Expedia Inc. (B), 5%, 2/15/26	1,000,000	1,049,374
Ford Motor Credit Co. LLC, MTN, 2.943%, 1/8/19	1,000,000	1,020,301
General Motors Financial Co. Inc., 3.2%, 7/6/21	800,000	807,622
General Motors Financial Co. Inc., 4.375%, 9/25/21	900,000	955,653
Georgia-Pacific LLC (B), 3.163%, 11/15/21	1,000,000	1,036,570
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	275,000	293,219
Harman International Industries Inc., 4.15%, 5/15/25	1,000,000	1,027,666
Lennar Corp., 4.75%, 4/1/21	500,000	529,690
Marriott International Inc., 3.125%, 6/15/26	600,000	599,849
Newell Brands Inc., 4.2%, 4/1/26	1,100,000	1,188,564
Omnicom Group Inc., 3.6%, 4/15/26	750,000	779,112
Priceline Group Inc./The, 3.6%, 6/1/26	1,000,000	1,036,813
QVC Inc., 3.125%, 4/1/19	800,000	817,597
Sirius XM Radio Inc. (B), 6%, 7/15/24	525,000	557,156
Toll Brothers Finance Corp., 4%, 12/31/18	450,000	464,625
Under Armour Inc., 3.25%, 6/15/26	325,000	320,432
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	1,000,000	1,039,492

		15,941,453
Consumer Staples - 3.3%
Anheuser-Busch InBev Finance Inc., 4.9%, 2/1/46	300,000	343,061
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	1,000,000	1,000,917
CVS Health Corp., 4.75%, 12/1/22	1,000,000	1,121,114
CVS Health Corp., 5.125%, 7/20/45	1,000,000	1,166,591
JM Smucker Co./The, 3.5%, 3/15/25	1,000,000	1,051,817
Kraft Heinz Foods Co., 3.95%, 7/15/25	1,000,000	1,069,116
Kraft Heinz Foods Co., 4.375%, 6/1/46	1,000,000	1,014,184
Molson Coors Brewing Co., 2.1%, 7/15/21	500,000	498,014

		7,264,814
Energy - 5.5%
Antero Resources Corp., 5.625%, 6/1/23	300,000	306,000
Energy Transfer Partners L.P., 5.2%, 2/1/22	1,000,000	1,095,987
EnLink Midstream Partners L.P., 4.85%, 7/15/26	300,000	305,588
Enterprise Products Operating LLC, 3.75%, 2/15/25	1,000,000	1,033,453
Helmerich & Payne International Drilling Co., 4.65%, 3/15/25	1,000,000	1,038,738
Kinder Morgan Inc. (B), 5%, 2/15/21	1,000,000	1,082,713
Marathon Oil Corp., 2.7%, 6/1/20	1,000,000	986,120
Marathon Petroleum Corp., 2.7%, 12/14/18	500,000	508,893
Phillips 66 Partners L.P., 3.605%, 2/15/25	1,300,000	1,311,064
Pioneer Natural Resources Co., 3.45%, 1/15/21	1,000,000	1,041,800
Tosco Corp., 7.8%, 1/1/27	1,000,000	1,268,128
Valero Energy Corp., 6.625%, 6/15/37	1,000,000	1,170,305
Williams Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	750,000	759,574

		11,908,363
Financials - 7.0%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (C), 3.75%, 5/15/19	450,000	461,781
Air Lease Corp., 3.875%, 4/1/21	450,000	476,109
Air Lease Corp., 3.75%, 2/1/22	1,000,000	1,052,292
Bank of America Corp., MTN, 3.3%, 1/11/23	1,000,000	1,028,615
Bank of Montreal, MTN (C), 1.9%, 8/27/21	1,000,000	989,011
Berkshire Hathaway Inc., 3.125%, 3/15/26	250,000	259,452
Brookfield Finance Inc. (C), 4.25%, 6/2/26	750,000	763,095
Discover Bank, 3.45%, 7/27/26	500,000	500,335
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	1,000,000	1,156,167
Goldman Sachs Group Inc./The, 4.75%, 10/21/45	1,000,000	1,099,821
JPMorgan Chase & Co., 3.125%, 1/23/25	1,000,000	1,008,058
Liberty Mutual Group Inc. (B), 4.25%, 6/15/23	1,250,000	1,350,241
Morgan Stanley, 4.3%, 1/27/45	1,000,000	1,047,187
Nasdaq Inc., 3.85%, 6/30/26	175,000	180,388
Raymond James Financial Inc., 3.625%, 9/15/26	400,000	404,042
Regions Bank, 2.25%, 9/14/18	1,000,000	1,008,000
Regions Financial Corp., 3.2%, 2/8/21	1,000,000	1,036,758
Synchrony Financial, 3.75%, 8/15/21	700,000	734,447
Synchrony Financial, 3.7%, 8/4/26	600,000	591,063

		15,146,862
Health Care - 2.2%
AbbVie Inc., 4.7%, 5/14/45	1,000,000	1,031,749
Actavis Funding SCS (C), 4.75%, 3/15/45	1,000,000	1,048,932
Express Scripts Holding Co., 4.8%, 7/15/46	950,000	945,806
Forest Laboratories Inc. (B), 5%, 12/15/21	200,000	223,257
HCA Inc., 3.75%, 3/15/19	800,000	818,000
Shire Acquisitions Investments Ireland DAC (C), 1.9%, 9/23/19	750,000	748,594

		4,816,338
Industrials - 1.9%
CRH America Inc. (B), 3.875%, 5/18/25	1,000,000	1,061,692
Fortive Corp. (B), 2.35%, 6/15/21	325,000	325,832
International Lease Finance Corp., 8.875%, 9/1/17	500,000	526,875
Lockheed Martin Corp., 4.7%, 5/15/46	1,000,000	1,134,076
Masco Corp., 4.375%, 4/1/26	700,000	728,000
United Rentals North America Inc., 6.125%, 6/15/23	400,000	418,000

		4,194,475
Information Technology - 2.3%
Analog Devices Inc., 5.3%, 12/15/45	600,000	647,074
Autodesk Inc., 4.375%, 6/15/25	1,000,000	1,042,211
CDW LLC / CDW Finance Corp., 5%, 9/1/23	200,000	205,380
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (B), 8.35%, 7/15/46	350,000	424,092
Fidelity National Information Services Inc., 3%, 8/15/26	625,000	610,872
First Data Corp. (B), 6.75%, 11/1/20	500,000	517,500
Hewlett-Packard Enterprise Co. (B), 6.6%, 10/15/45	350,000	361,996
Microsoft Corp., 3.5%, 2/12/35	1,000,000	1,000,994
NVIDIA Corp., 2.2%, 9/16/21	250,000	249,697

		5,059,816
Materials - 0.6%
Arconic Inc., 5.125%, 10/1/24	200,000	208,504
Packaging Corp. of America, 3.65%, 9/15/24	1,000,000	1,031,272

		1,239,776
Real Estate - 0.7%
Boston Properties L.P., 3.65%, 2/1/26	450,000	465,747
Iron Mountain Inc. (B), 4.375%, 6/1/21	500,000	516,250
WP Carey Inc., 4.25%, 10/1/26	500,000	503,576

		1,485,573
Telecommunication Services - 1.8%
AT&T Inc., 4.75%, 5/15/46	1,000,000	978,576
Frontier Communications Corp., 11%, 9/15/25	250,000	255,975
Harris Corp., 5.054%, 4/27/45	1,000,000	1,099,988
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (B), 3.36%, 9/20/21	500,000	503,125
Verizon Communications Inc., 4.4%, 11/1/34	1,000,000	1,013,216

		3,850,880
Utilities - 0.9%
Black Hills Corp., 4.25%, 11/30/23	1,000,000	1,077,000
Duke Energy Corp., 3.75%, 9/1/46	1,000,000	946,341

		2,023,341

Total Corporate Notes and Bonds
(Cost $70,327,192)		72,931,691

LONG TERM MUNICIPAL BONDS - 9.0%
City of Laredo TX, General Obligation, 6.566%, 2/15/39	1,500,000	1,623,840
City of Reading PA, General Obligation, (AGM), 5.3%, 11/1/33	1,500,000	1,600,155
County of Palm Beach FL Revenue, 5%, 11/1/33	1,880,000	2,028,764
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	1,500,000	1,712,940
East Baton Rouge Sewerage Commission Revenue, Series B, 6.087%, 2/1/45	2,000,000	2,235,600
Las Vegas Valley Water District, General Obligation, Series A, 7.1%, 6/1/39	1,000,000	1,118,760
Metropolitan Water District of Southern California Revenue, Series D, 6.538%, 7/1/39	420,000	468,002
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	1,600,000	1,747,632
Rancho Water District Financing Authority Revenue, Series A, 6.337%, 8/1/40	1,000,000	1,122,730
South Dakota State Building Authority Revenue, Series F, 4.7%, 6/1/32	1,250,000	1,354,488

See accompanying Notes to Financial Statements.

25

Madison Funds | October 31, 2016

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

LONG TERM MUNICIPAL BONDS - continued
State of Iowa Revenue, 6.75%, 6/1/34	$2,000,000	$2,240,580
West Contra Costa Unified School District, General Obligation, 8.46%, 8/1/34	2,000,000	2,341,560

Total Long Term Municipal Bonds
(Cost $19,089,933)		19,595,051

MORTGAGE BACKED SECURITIES - 22.0%

Fannie Mae - 12.9%
3%, 5/1/27 Pool # AL1715	868,666	909,434
3.5%, 5/1/29 Pool # AW3740	1,300,786	1,374,908
3.5%, 8/1/29 Pool # MA2003	995,837	1,049,800
3.5%, 10/1/29 Pool # AX3155	539,775	571,008
3%, 4/1/30 Pool # AS4877	421,885	441,685
3%, 9/1/30 Pool # 890696	1,361,488	1,427,615
3%, 2/1/31 Pool # 890710	887,727	929,389
7%, 11/1/31 Pool # 607515	8,818	10,078
6.5%, 3/1/32 Pool # 631377	48,732	56,041
6.5%, 5/1/32 Pool # 636758	2,324	2,673
7%, 5/1/32 Pool # 644591	1,215	1,316
6.5%, 6/1/32 Pool # 545691	92,811	106,732
5.5%, 11/1/33 Pool # 555880	110,565	125,722
5%, 5/1/34 Pool # 780890	48,676	54,144
7%, 7/1/34 Pool # 792636	8,006	8,333
4%, 2/1/35 Pool # MA2177	1,152,016	1,245,977
5%, 8/1/35 Pool # 829670	100,465	111,391
5%, 9/1/35 Pool # 820347	139,735	158,024
5%, 9/1/35 Pool # 835699	106,372	119,128
3.5%, 12/1/35 Pool # MA2473	1,346,415	1,425,764
4.5%, 12/1/35 Pool # 745147	18,843	20,672
5%, 12/1/35 Pool # 850561	45,551	50,454
6%, 11/1/36 Pool # 902510	97,068	113,874
6%, 10/1/37 Pool # 947563	133,213	156,406
6.5%, 12/1/37 Pool # 889072	107,480	123,623
6.5%, 8/1/38 Pool # 987711	251,009	302,629
4.5%, 8/1/40 Pool # AD8243	101,005	110,273
4%, 9/1/40 Pool # AE3039	1,026,025	1,113,168
4%, 1/1/41 Pool # AB2080	820,304	887,052
5.5%, 7/1/41 Pool # AL6588	799,849	907,271
4%, 9/1/41 Pool # AJ1406	664,589	714,593
4%, 10/1/41 Pool # AJ4046	1,034,063	1,122,642
3.5%, 11/1/41 Pool # AB3867	440,711	466,185
4%, 3/1/42 Pool # AL1998	1,579,063	1,713,913
3.5%, 6/1/42 Pool # AO4134	1,508,462	1,595,698
3.5%, 8/1/42 Pool # AP2133	890,817	938,591
3%, 9/1/42 Pool # AP6568	134,643	139,343
3.5%, 9/1/42 Pool # AB6228	501,592	528,589
3.5%, 12/1/42 Pool # AQ8892	162,945	171,677
3.5%, 1/1/43 Pool # AQ9326	741,653	790,474
3%, 2/1/43 Pool # AL3072	1,186,551	1,229,430
3.5%, 3/1/43 Pool # AT0310	741,251	778,009
3.5%, 4/1/43 Pool # AR9902	482,229	513,975
3.5%, 4/1/43 Pool # AT2887	429,311	454,044
4%, 1/1/45 Pool # AS4257	362,700	390,983
4.5%, 2/1/45 Pool # MA2193	1,129,237	1,237,052
3.5%, 8/1/45 Pool # AS5645	1,116,483	1,172,496

		27,872,278
Freddie Mac - 9.1%
4.5%, 2/1/25 Pool # J11722	244,413	261,023
4.5%, 5/1/25 Pool # J12247	462,739	497,860
8%, 6/1/30 Pool # C01005	809	943
2.5%, 3/1/31 Pool # G18590	454,694	468,266
2.5%, 9/1/31 Pool # G18611	1,233,191	1,270,000
6.5%, 1/1/32 Pool # C62333	27,230	31,196
3.5%, 8/1/32 Pool # C91485	190,249	202,033
4.5%, 6/1/34 Pool # C01856	642,506	702,384
6.5%, 11/1/36 Pool # C02660	14,782	17,845
5.5%, 1/1/37 Pool # G04593	358,657	407,347
5.5%, 11/1/37 Pool # A68787	195,986	223,939
5.5%, 12/1/38 Pool # G05267	735,745	835,214
5%, 10/1/39 Pool # G60465	1,698,818	1,894,070
3.5%, 11/1/40 Pool # G06168	710,634	748,155
4%, 10/1/41 Pool # Q04092	1,237,877	1,336,236
4.5%, 3/1/42 Pool # G07491	824,293	903,129
3%, 9/1/42 Pool # C04233	810,644	836,491
3%, 2/1/43 Pool # Q15767	147,109	152,524
3%, 4/1/43 Pool # V80025	570,876	589,923
3%, 4/1/43 Pool # V80026	565,674	583,639
3.5%, 8/1/44 Pool # Q27927	753,845	797,800
4%, 5/1/45 Pool # G08642	1,500,195	1,604,034
3%, 7/1/45 Pool # G08653	903,930	931,380
3.5%, 8/1/45 Pool # Q35614	905,819	957,517
3.5%, 9/1/45 Pool # G08667	1,039,216	1,090,434
3%, 11/1/45 Pool # G08675	1,118,827	1,152,802
3%, 1/1/46 Pool # G08686	1,155,645	1,190,738

		19,686,922
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	13,210	15,508
6.5%, 4/20/31 Pool # 3068	6,342	7,536
4%, 4/15/39 Pool # 698089	55,205	59,251

		82,295

Total Mortgage Backed Securities
(Cost $46,628,065)		47,641,495

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 23.1%

Freddie Mac - 0.2%
5.000%, 2/16/17	450,000	455,952

U.S. Treasury Bonds - 4.9%
6.625%, 2/15/27	2,000,000	2,896,562
5.375%, 2/15/31	1,250,000	1,775,489
4.500%, 5/15/38	2,750,000	3,760,304
3.750%, 8/15/41	250,000	307,529
3.000%, 5/15/45	1,650,000	1,791,281

		10,531,165
U.S. Treasury Notes - 18.0%
0.750%, 3/15/17	2,000,000	2,002,510
2.375%, 7/31/17	2,200,000	2,228,101
1.875%, 10/31/17	3,000,000	3,034,218
4.250%, 11/15/17	2,550,000	2,641,940
2.625%, 1/31/18	3,000,000	3,068,907
2.750%, 2/28/18	3,000,000	3,077,226
3.875%, 5/15/18	2,750,000	2,881,054
1.375%, 2/28/19	3,000,000	3,030,585
3.625%, 8/15/19	1,750,000	1,876,875
2.625%, 11/15/20	1,350,000	1,424,619
3.125%, 5/15/21	3,750,000	4,050,146
2.125%, 8/15/21	1,900,000	1,968,949
2.000%, 10/31/21	2,500,000	2,576,855
1.750%, 9/30/22	2,500,000	2,534,472
2.750%, 2/15/24	1,500,000	1,614,258
2.250%, 11/15/25	1,000,000	1,037,109

		39,047,824

Total U.S. Government and Agency Obligations (Cost $47,223,775)		50,034,941
	Shares

SHORT-TERM INVESTMENTS - 2.1%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	4,640,560	4,640,560

Total Short-Term Investments
(Cost $4,640,560)		4,640,560

TOTAL INVESTMENTS - 99.0%
(Cost $207,958,067**)		214,552,726
NET OTHER ASSETS AND LIABILITIES - 1.0%		2,269,850

TOTAL NET ASSETS - 100.0%		$216,822,576

**	Aggregate cost for Federal tax purposes was $207,958,067.
(A)	Floating rate or variable rate note. Rate shown is as of October 31, 2016.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(C)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 2.3% of total net assets.
AGM	Assured Guaranty Municipal Corp.
MTN	Medium Term Note.
PLC	Public Limited Company.
PSF-GTD	Permanent School Fund Guaranteed.

See accompanying Notes to Financial Statements.

26

Madison Funds | October 31, 2016

Madison Corporate Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 93.4%

Consumer Discretionary - 15.1%
Amazon.com Inc., 3.8%, 12/5/24	$200,000	$218,908
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (A), 4.464%, 7/23/22	200,000	213,035
Comcast Corp., 6.45%, 3/15/37	300,000	401,814
Delphi Automotive PLC (B), 3.15%, 11/19/20	200,000	206,095
DR Horton Inc., 3.75%, 3/1/19	50,000	51,500
Expedia Inc. (A), 5%, 2/15/26	50,000	52,469
Ford Motor Credit Co. LLC, MTN, 2.943%, 1/8/19	200,000	204,060
GameStop Corp. (A), 6.75%, 3/15/21	50,000	51,500
General Motors Financial Co. Inc., 4.2%, 3/1/21	100,000	105,204
General Motors Financial Co. Inc., 3.2%, 7/6/21	200,000	201,906
Georgia-Pacific LLC (A), 3.163%, 11/15/21	100,000	103,657
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	25,000	26,656
Harman International Industries Inc., 4.15%, 5/15/25	100,000	102,767
Lowe’s Cos. Inc., 2.5%, 4/15/26	100,000	98,832
McDonald’s Corp., MTN, 4.875%, 12/9/45	50,000	55,976
Newell Brands Inc., 4.2%, 4/1/26	100,000	108,051
Newell Brands Inc., 5.5%, 4/1/46	100,000	117,831
Omnicom Group Inc., 3.6%, 4/15/26	200,000	207,763
Priceline Group Inc./The, 3.65%, 3/15/25	200,000	207,869
QVC Inc., 3.125%, 4/1/19	200,000	204,399
Sirius XM Radio Inc. (A), 6%, 7/15/24	125,000	132,656
Time Warner Inc., 6.25%, 3/29/41	150,000	183,381
Toll Brothers Finance Corp., 4%, 12/31/18	50,000	51,625
Under Armour Inc., 3.25%, 6/15/26	100,000	98,595
Walgreens Boots Alliance Inc., 3.45%, 6/1/26	50,000	50,966
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	150,000	155,924

		3,613,439
Consumer Staples - 4.8%
Anheuser-Busch InBev Finance Inc., 4.9%, 2/1/46	50,000	57,177
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	50,000	50,046
CVS Health Corp., 4.75%, 12/1/22	200,000	224,223
CVS Health Corp., 5.125%, 7/20/45	200,000	233,318
JM Smucker Co./The, 3.5%, 3/15/25	200,000	210,364
Kraft Heinz Foods Co., 3.95%, 7/15/25	150,000	160,367
Kraft Heinz Foods Co., 4.375%, 6/1/46	100,000	101,418
Molson Coors Brewing Co., 2.1%, 7/15/21	100,000	99,603

		1,136,516
Energy - 12.2%
Antero Resources Corp., 5.625%, 6/1/23	50,000	51,000
BP Capital Markets PLC (B), 3.119%, 5/4/26	100,000	101,184
Chevron Corp., 3.191%, 6/24/23	200,000	211,412
ConocoPhillips Co., 4.15%, 11/15/34	75,000	74,251
Devon Energy Corp., 5.6%, 7/15/41	100,000	103,512
Energy Transfer Partners L.P., 5.2%, 2/1/22	300,000	328,796
EnLink Midstream Partners L.P., 4.85%, 7/15/26	50,000	50,931
Enterprise Products Operating LLC, 4.45%, 2/15/43	200,000	191,968
Exxon Mobil Corp., 4.114%, 3/1/46	50,000	53,955
Helmerich & Payne International Drilling Co., 4.65%, 3/15/25	100,000	103,874
Kinder Morgan Inc. (A), 5%, 2/15/21	50,000	54,136
Marathon Oil Corp., 2.7%, 6/1/20	200,000	197,224
Marathon Petroleum Corp., 2.7%, 12/14/18	100,000	101,778
Marathon Petroleum Corp., 5.125%, 3/1/21	250,000	276,958
Phillips 66, 4.65%, 11/15/34	100,000	105,824
Phillips 66 Partners L.P., 3.605%, 2/15/25	200,000	201,702
Schlumberger Holdings Corp. (A), 2.35%, 12/21/18	200,000	203,080
Valero Energy Corp., 6.625%, 6/15/37	350,000	409,607
Williams Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	100,000	101,277

		2,922,469
Financials - 26.7%

Banks - 15.4%
Bank of America Corp., MTN, 2.503%, 10/21/22	200,000	199,522
Bank of America Corp., MTN, 3.3%, 1/11/23	200,000	205,723
Bank of Montreal, MTN (B), 1.9%, 8/27/21	100,000	98,901
Capital One Financial Corp., 2.45%, 4/24/19	300,000	305,075
Discover Bank, 3.45%, 7/27/26	100,000	100,067
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	100,000	115,617
Goldman Sachs Group Inc./The, 3.625%, 1/22/23	200,000	210,427
Huntington National Bank/The, 2.2%, 4/1/19	300,000	302,451
JPMorgan Chase & Co., 4.25%, 10/15/20	100,000	107,990
JPMorgan Chase & Co., 3.125%, 1/23/25	200,000	201,612
KeyCorp, MTN, 5.1%, 3/24/21	250,000	280,140
Morgan Stanley, 2.8%, 6/16/20	200,000	204,855
Morgan Stanley, MTN, 3.7%, 10/23/24	200,000	209,503
Morgan Stanley, MTN, 3.875%, 1/27/26	100,000	105,438
PNC Financial Services Group Inc./The, 3.3%, 3/8/22	100,000	105,937
Regions Bank, 2.25%, 9/14/18	250,000	252,000
Regions Financial Corp., 3.2%, 2/8/21	250,000	259,190
US Bancorp, MTN, 2.35%, 1/29/21	200,000	204,335
Wells Fargo & Co., 5.625%, 12/11/17	200,000	209,192

		3,677,975
Diversified Financial Services - 5.2%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (B), 3.75%, 5/15/19	150,000	153,927
Affiliated Managers Group Inc., 4.25%, 2/15/24	300,000	312,190
Air Lease Corp., 3.75%, 2/1/22	200,000	210,458
Brookfield Finance Inc. (B), 4.25%, 6/2/26	200,000	203,492
Nasdaq Inc., 3.85%, 6/30/26	50,000	51,539
Raymond James Financial Inc., 3.625%, 9/15/26	100,000	101,011
Synchrony Financial, 3.75%, 8/15/21	100,000	104,921
Synchrony Financial, 3.7%, 8/4/26	100,000	98,511

		1,236,049
Insurance - 6.1%
American International Group Inc., 3.875%, 1/15/35	200,000	194,287
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	400,000	425,151
Berkshire Hathaway Inc., 3.125%, 3/15/26	50,000	51,890
Liberty Mutual Group Inc. (A), 4.25%, 6/15/23	100,000	108,019
MetLife Inc., 3.6%, 4/10/24	100,000	105,932
New York Life Global Funding (A), 1.95%, 2/11/20	200,000	200,966
Old Republic International Corp., 3.875%, 8/26/26	50,000	49,013
Prudential Financial Inc., MTN, 3.5%, 5/15/24	300,000	314,456

		1,449,714

		6,363,738
Health Care - 5.5%
AbbVie Inc., 4.7%, 5/14/45	100,000	103,175
AbbVie Inc., 4.45%, 5/14/46	100,000	98,682
Actavis Funding SCS (B), 4.55%, 3/15/35	130,000	134,226
Cardinal Health Inc., 1.95%, 6/15/18	200,000	201,579
Express Scripts Holding Co., 4.75%, 11/15/21	200,000	221,282
Express Scripts Holding Co., 4.8%, 7/15/46	50,000	49,779
HCA Inc., 3.75%, 3/15/19	100,000	102,250
Shire Acquisitions Investments Ireland DAC (B), 1.9%, 9/23/19	200,000	199,625
UnitedHealth Group Inc., 2.875%, 3/15/23	200,000	206,203

		1,316,801
Industrials - 9.7%
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	200,000	218,160
Caterpillar Inc., 5.2%, 5/27/41	20,000	23,946
CRH America Inc. (A), 3.875%, 5/18/25	200,000	212,339
Equifax Inc., 2.3%, 6/1/21	100,000	100,396
Fortive Corp. (A), 2.35%, 6/15/21	100,000	100,256
General Dynamics Corp., 1.875%, 8/15/23	100,000	97,895
General Electric Co., MTN, 6.75%, 3/15/32	300,000	412,610
International Lease Finance Corp., 8.875%, 9/1/17	100,000	105,375
Lockheed Martin Corp., 2.9%, 3/1/25	200,000	202,676
Masco Corp., 4.375%, 4/1/26	100,000	104,000
Norfolk Southern Corp., 3.25%, 12/1/21	200,000	211,412
Textron Inc., 3.875%, 3/1/25	200,000	208,360
United Rentals North America Inc., 6.125%, 6/15/23	100,000	104,500
Verisk Analytics Inc., 4%, 6/15/25	200,000	208,864

		2,310,789
Information Technology - 6.6%
Analog Devices Inc., 5.3%, 12/15/45	50,000	53,923
Apple Inc., 2.25%, 2/23/21	200,000	203,666
Broadridge Financial Solutions Inc., 3.4%, 6/27/26	100,000	101,490
CDW LLC / CDW Finance Corp., 5%, 9/1/23	50,000	51,345
Cisco Systems Inc., 2.2%, 2/28/21	150,000	152,560
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (A), 8.35%, 7/15/46	75,000	90,877
Fidelity National Information Services Inc., 3%, 8/15/26	100,000	97,739
First Data Corp. (A), 6.75%, 11/1/20	100,000	103,500
Fiserv Inc., 2.7%, 6/1/20	200,000	204,686
Intel Corp., 4.9%, 7/29/45	100,000	114,877
Microsoft Corp., 1.55%, 8/8/21	100,000	98,984
Microsoft Corp., 3.5%, 2/12/35	100,000	100,099
NVIDIA Corp., 2.2%, 9/16/21	100,000	99,879
Oracle Corp., 4%, 7/15/46	100,000	98,753

		1,572,378
Materials - 3.3%
Agrium Inc. (B), 3.375%, 3/15/25	200,000	202,994
Arconic Inc., 5.125%, 10/1/24	50,000	52,126
Dow Chemical Co./The, 4.125%, 11/15/21	200,000	217,045
Packaging Corp. of America, 3.65%, 9/15/24	300,000	309,382

		781,547

See accompanying Notes to Financial Statements.

27

Madison Funds | October 31, 2016

Madison Corporate Bond Fund Portfolio of Investments – continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Real Estate - 4.0%
Boston Properties L.P., 3.65%, 2/1/26	$100,000	$103,500
Iron Mountain Inc. (A), 4.375%, 6/1/21	100,000	103,250
Simon Property Group L.P., 4.125%, 12/1/21	400,000	437,384
WP Carey Inc., 4.6%, 4/1/24	200,000	208,329
WP Carey Inc., 4.25%, 10/1/26	100,000	100,715

		953,178
Telecommunication Services - 5.1%
AT&T Inc., 5%, 3/1/21	300,000	329,778
AT&T Inc., 4.75%, 5/15/46	75,000	73,393
Frontier Communications Corp., 11%, 9/15/25	50,000	51,195
Harris Corp., 5.054%, 4/27/45	200,000	219,998
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (A), 3.36%, 9/20/21	100,000	100,625
Verizon Communications Inc., 5.15%, 9/15/23	200,000	228,772
Verizon Communications Inc., 4.4%, 11/1/34	200,000	202,643

		1,206,404
Utilities - 0.4%
Duke Energy Corp., 3.75%, 9/1/46	100,000	94,634

Total Corporate Notes and Bonds
(Cost $21,391,314)		22,271,893

LONG TERM MUNICIPAL BONDS - 2.8%
County of Palm Beach FL Revenue, 5%, 11/1/33	200,000	215,826
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	200,000	228,392
Las Vegas Valley Water District, General Obligation, Series A, 7.1%, 6/1/39	200,000	223,752

Total Long Term Municipal Bonds
(Cost $656,858)		667,970
	Shares

SHORT-TERM INVESTMENTS - 3.1%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	736,533	736,533

Total Short-Term Investments
(Cost $736,533)		736,533

TOTAL INVESTMENTS - 99.3%
(Cost $22,784,705**)		23,676,396
NET OTHER ASSETS AND LIABILITIES - 0.7%		169,127

TOTAL NET ASSETS - 100.0%		$23,845,523

**	Aggregate cost for Federal tax purposes was $22,784,705.
(A)	Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 5.5% of total net assets.
MTN	Medium Term Note.
PLC	Public Limited Company.

Madison High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 88.5%

Consumer Discretionary - 20.2%
Altice Financing S.A. (A) (B), 7.5%, 5/15/26	$250,000	$257,500
Cablevision Systems Corp., 5.875%, 9/15/22	100,000	92,250
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.875%, 4/1/24	300,000	317,250
Deck Chassis Acquisition Inc. (A), 10%, 6/15/23	150,000	156,000
Diamond Resorts International Inc. (A), 7.75%, 9/1/23	250,000	245,000
DISH DBS Corp., 6.75%, 6/1/21	200,000	214,876
DISH DBS Corp., 5.875%, 11/15/24	100,000	100,688
GameStop Corp. (A), 6.75%, 3/15/21	325,000	334,750
Group 1 Automotive Inc., 5%, 6/1/22	300,000	299,250
LTF Merger Sub Inc. (A), 8.5%, 6/15/23	250,000	254,375
New Red Finance Inc. (A) (B), 6%, 4/1/22	300,000	313,500
Nexteer Automotive Group Ltd. (A) (B), 5.875%, 11/15/21	250,000	264,375
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	500,000	520,000
Penske Automotive Group Inc., 5.75%, 10/1/22	250,000	259,062
Pinnacle Entertainment Inc. (A), 5.625%, 5/1/24	250,000	251,875
Scientific Games International Inc., 6.25%, 9/1/20	350,000	293,562
Sirius XM Radio Inc. (A), 4.625%, 5/15/23	250,000	251,563
Viking Cruises Ltd. (A) (B), 8.5%, 10/15/22	375,000	378,750

		4,804,626
Consumer Staples - 3.5%
Avon International Operations Inc. (A), 7.875%, 8/15/22	100,000	107,500
Avon Products Inc., 6.6%, 3/15/20	250,000	256,406
Cott Beverages Inc., 5.375%, 7/1/22	250,000	253,750
Dean Foods Co. (A), 6.5%, 3/15/23	200,000	213,000

		830,656
Energy - 7.5%
Carrizo Oil & Gas Inc., 6.25%, 4/15/23	250,000	256,875
QEP Resources Inc., 5.375%, 10/1/22	250,000	247,500
SM Energy Co., 6.75%, 9/15/26	100,000	102,500
Southern Star Central Corp. (A), 5.125%, 7/15/22	300,000	305,250
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	100,000	106,000
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.375%, 5/1/24	250,000	269,375
Unit Corp., 6.625%, 5/15/21	525,000	483,000

		1,770,500
Financials - 8.9%
Donnelley Financial Solutions Inc. (A), 8.25%, 10/15/24	500,000	516,250
Equinix Inc., 5.875%, 1/15/26	100,000	106,892
FBM Finance Inc. (A), 8.25%, 8/15/21	250,000	261,250
Iron Mountain Inc., 6%, 8/15/23	150,000	159,375
Iron Mountain Inc., 5.75%, 8/15/24	350,000	358,750
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.5%, 7/1/21	300,000	297,750
Quicken Loans Inc. (A), 5.75%, 5/1/25	200,000	197,500
Solera LLC / Solera Finance Inc. (A), 10.5%, 3/1/24	200,000	223,564

		2,121,331
Health Care - 5.7%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	250,000	245,000
Alere Inc. (A), 6.375%, 7/1/23	200,000	206,000
Grifols Worldwide Operations Ltd. (B), 5.25%, 4/1/22	250,000	260,625
HCA Inc., 5.875%, 2/15/26	100,000	105,000
Jaguar Holding Co. II / Pharmaceutical Product Development LLC (A), 6.375%, 8/1/23	100,000	100,550
Mallinckrodt International Finance S.A. (B), 4.75%, 4/15/23	300,000	261,375
Valeant Pharmaceuticals International Inc. (A) (B), 5.625%, 12/1/21	200,000	164,000

		1,342,550
Industrials - 12.6%
ACCO Brands Corp., 6.75%, 4/30/20	200,000	210,500
Aircastle Ltd. (B), 5%, 4/1/23	100,000	103,500
Avis Budget Car Rental LLC / Avis Budget Finance Inc. (A), 5.25%, 3/15/25	250,000	237,500
Bombardier Inc. (A) (B), 6.125%, 1/15/23	175,000	151,904
Brand Energy & Infrastructure Services Inc. (A), 8.5%, 12/1/21	250,000	250,625
GCP Applied Technologies Inc. (A), 9.5%, 2/1/23	100,000	113,250
Herc Rentals Inc. (A), 7.5%, 6/1/22	300,000	300,000
Hertz Corp./The, 6.75%, 4/15/19	144,000	146,910
Hertz Corp./The (A), 5.5%, 10/15/24	250,000	242,725
Manitowoc Foodservice Inc., 9.5%, 2/15/24	200,000	229,750
Nielsen Finance LLC / Nielsen Finance Co. (A), 5%, 4/15/22	200,000	204,000
Prime Security Services Borrower LLC / Prime Finance Inc. (A), 9.25%, 5/15/23	125,000	132,813
Standard Industries Inc. (A), 5.375%, 11/15/24	250,000	258,437
Summit Materials LLC / Summit Materials Finance Corp. (A), 8.5%, 4/15/22	250,000	275,000
TransDigm Inc. (A), 6.375%, 6/15/26	125,000	127,825

		2,984,739
Information Technology - 8.9%
Alliance Data Systems Corp. (A), 6.375%, 4/1/20	400,000	407,500
Alliance Data Systems Corp. (A), 5.875%, 11/1/21	100,000	100,750
Belden Inc. (A), 5.5%, 9/1/22	500,000	511,250
Diebold Inc. (A), 8.5%, 4/15/24	395,000	418,601

See accompanying Notes to Financial Statements.

28

Madison Funds | October 31, 2016

Madison High Income Fund Portfolio of Investments – continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Information Technology - continued
Hughes Satellite Systems Corp., 7.625%, 6/15/21	$150,000	$164,437
Micron Technology Inc. (A), 5.25%, 1/15/24	125,000	121,875
Western Digital Corp. (A), 7.375%, 4/1/23	150,000	164,063
Western Digital Corp. (A), 10.5%, 4/1/24	200,000	231,000

		2,119,476
Materials - 6.6%
ARD Finance S.A., PIK (A) (B), 7.125%, 9/15/23	250,000	247,500
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (A) (B), 6.75%, 1/31/21	400,000	412,000
Berry Plastics Corp., 5.5%, 5/15/22	275,000	286,000
Rayonier AM Products Inc. (A), 5.5%, 6/1/24	550,000	504,625
US Concrete Inc., 6.375%, 6/1/24	125,000	130,000

		1,580,125
Telecommunication Services - 7.0%
Altice Luxembourg S.A. (A) (B), 7.625%, 2/15/25	250,000	260,000
Frontier Communications Corp., 6.25%, 9/15/21	400,000	380,000
GCI Inc., 6.875%, 4/15/25	150,000	152,250
Inmarsat Finance PLC (A) (B), 6.5%, 10/1/24	300,000	303,750
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (A), 3.36%, 9/20/21	250,000	251,563
T-Mobile USA Inc., 6.633%, 4/28/21	200,000	209,750
T-Mobile USA Inc., 6.5%, 1/15/26	100,000	109,620

		1,666,933
Utilities - 7.6%
AES Corp., 5.5%, 3/15/24	400,000	406,000
AmeriGas Finance LLC / AmeriGas Finance Corp., 7%, 5/20/22	550,000	578,875
Calpine Corp., 5.5%, 2/1/24	250,000	243,750
Dynegy Inc., 7.625%, 11/1/24	150,000	143,625
NRG Energy Inc., 6.25%, 5/1/24	200,000	194,000
Talen Energy Supply LLC (A), 4.625%, 7/15/19	250,000	237,500

		1,803,750

Total Corporate Notes and Bonds
(Cost $20,528,701)		21,024,686
	Shares
MUTUAL FUND - 1.1%
iShares iBoxx $ High Yield Corporate Bond ETF	3,000	258,060

Total Mutual Funds
(Cost $258,107)		258,060

SHORT-TERM INVESTMENTS - 9.2%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	2,195,200	2,195,200

Total Short-Term Investments
( Cost $2,195,200 )		2,195,200

TOTAL INVESTMENTS - 98.8%
(Cost $22,982,008**)		23,477,946
NET OTHER ASSETS AND LIABILITIES - 1.2%		288,394

TOTAL NET ASSETS - 100.0%		$23,766,340

**	Aggregate cost for Federal tax purposes was $22,990,284.
(A)	Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 14.2% of total net assets.
ETF	Exchange Traded Fund.
PIK	Payment in Kind.
PLC	Public Limited Company.

Madison Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 54.0%

Consumer Discretionary - 3.7%
Home Depot Inc./The	15,300	$1,866,753
McDonald’s Corp.	13,500	1,519,695
Omnicom Group Inc.	17,000	1,356,940
Tiffany & Co.	13,000	954,460

		5,697,848
Consumer Staples - 4.7%
JM Smucker Co./The	12,000	1,575,720
Nestle S.A., ADR	26,000	1,888,770
PepsiCo Inc.	15,000	1,608,000
Procter & Gamble Co./The	25,000	2,170,000

		7,242,490
Energy - 4.5%
Chevron Corp.	17,700	1,854,075
Exxon Mobil Corp.	34,500	2,874,540
Schlumberger Ltd.	29,000	2,268,670

		6,997,285
Financials - 9.0%
BB&T Corp.	33,500	1,313,200
CME Group Inc.	21,500	2,152,150
Northern Trust Corp.	16,000	1,158,720
PNC Financial Services Group Inc./The	22,000	2,103,200
Travelers Cos. Inc./The	31,500	3,407,670
US Bancorp	63,500	2,842,260
Wells Fargo & Co.	22,000	1,012,220

		13,989,420
Health Care - 8.3%
Amgen Inc.	11,000	1,552,760
Cardinal Health Inc.	14,500	996,005
Johnson & Johnson	31,000	3,595,690
Medtronic PLC	22,100	1,812,642
Merck & Co. Inc.	35,000	2,055,200
Pfizer Inc.	90,000	2,853,900

		12,866,197
Industrials - 9.4%
3M Co.	11,000	1,818,300
Boeing Co./The	12,700	1,808,861
Caterpillar Inc.	20,500	1,710,930
Emerson Electric Co.	19,000	962,920
General Electric Co.	82,500	2,400,750
Union Pacific Corp.	13,000	1,146,340
United Parcel Service Inc., Class B	20,300	2,187,528
United Technologies Corp.	24,000	2,452,800

		14,488,429
Information Technology - 9.2%
Accenture PLC, Class A	15,500	1,801,720
Apple Inc.	10,500	1,192,170
Automatic Data Processing Inc.	10,000	870,600
Cisco Systems Inc.	105,500	3,236,740
Microsoft Corp.	50,000	2,996,000
TE Connectivity Ltd.	31,500	1,980,405
Texas Instruments Inc.	31,000	2,196,350

		14,273,985
Materials - 1.7%
Monsanto Co.	10,000	1,007,700
Praxair Inc.	14,000	1,638,840

		2,646,540
Telecommunication Service - 1.6%
Verizon Communications Inc.	52,000	2,501,200

Utilities - 1.9%
Duke Energy Corp.	15,870	1,269,917
NextEra Energy Inc.	13,500	1,728,000

		2,997,917

Total Common Stocks
(Cost $66,702,430)		83,701,311
	Par Value
ASSET BACKED SECURITIES - 1.4%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.256%, 9/21/30	$98,971	101,142
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	225,000	225,370
Chase Issuance Trust, Series 2007-A2, Class A2 (A), 0.585%, 4/15/19	200,000	199,955
Chase Issuance Trust, Series 2007-C1, Class C1, FRN (A), 0.995%, 4/15/19	350,000	349,902
CNH Equipment Trust, Series 2014-A, Class A3, 0.84%, 5/15/19	75,204	75,174
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	35,017	35,011
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	25,026	25,021
Porsche Innovative Lease Owner Trust, Series 2015-1, Class A4 (B), 1.43%, 5/21/21	300,000	300,794
Santander Drive Auto Receivables Trust, Series 2012-5, Class D, 3.3%, 9/17/18	250,000	251,817
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25%, 6/17/19	227,323	228,228
Santander Drive Auto Receivables Trust, Series 2013-5, Class D, 2.73%, 10/15/19	75,000	76,050

See accompanying Notes to Financial Statements.

29

Madison Funds | October 31, 2016

Madison Diversified Income Fund Portfolio of Investments - continued

	Par1 Value	Value (Note 2)

ASSET BACKED SECURITIES - continued
Santander Drive Auto Receivables Trust, Series 2013-A, Class C (B), 3.12%, 10/15/19	$85,966	$86,655
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25%, 1/15/20	207,538	209,206
Volvo Financial Equipment LLC, Series 2014-1A, Class A3 (B), 0.82%, 4/16/18	43,952	43,918

Total Asset Backed Securities
(Cost $2,209,736)		2,208,243

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.3%
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	200,000	213,965
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	250,000	273,215
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	124,469	141,264
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	513,570	522,071
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	363,770	376,808
Freddie Mac REMICS, Series 3825, Class CB, 3.5%, 3/15/26	406,565	436,309

Total Collateralized Mortgage Obligations
(Cost $1,962,831)		1,963,632

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.2%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A1A (A), 5.65%, 6/11/50	272,145	278,751
Fannie Mae-Aces, Series 2016-M2, Class X2, IO (A), 1.115%, 1/25/23	3,949,639	217,325
Fannie Mae-Aces, Series 2013-M12, Class APT (A), 2.395%, 3/25/23	290,406	296,854
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B), 3.751%, 2/25/45	300,000	308,665
FREMF Mortgage Trust, Series 2012-K501, Class B (A) (B), 3.276%, 11/25/46	224,126	223,839
FREMF Mortgage Trust, Series 2012-K707, Class B (A) (B), 3.883%, 1/25/47	500,000	518,639

Total Commercial Mortgage-Backed Securities
(Cost $1,851,857)		1,844,073

CORPORATE NOTES AND BONDS - 13.7%

Consumer Discretionary - 3.3%
Advance Auto Parts Inc., 4.5%, 12/1/23	500,000	535,878
Amazon.com Inc., 3.3%, 12/5/21	200,000	211,966
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (B), 4.464%, 7/23/22	400,000	426,071
ERAC USA Finance LLC (B), 6.7%, 6/1/34	150,000	193,239
Ford Motor Credit Co. LLC, MTN, 2.943%, 1/8/19	300,000	306,090
GameStop Corp. (B), 6.75%, 3/15/21	100,000	103,000
General Motors Financial Co. Inc., 3.2%, 7/6/21	300,000	302,858
General Motors Financial Co. Inc., 4.375%, 9/25/21	300,000	318,551
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	125,000	133,281
Lennar Corp., 4.75%, 4/1/21	150,000	158,907
Marriott International Inc., 3.125%, 6/15/26	250,000	249,937
McDonald’s Corp., MTN, 4.875%, 12/9/45	300,000	335,858
Newell Brands Inc., 5.5%, 4/1/46	450,000	530,238
Omnicom Group Inc., 3.6%, 4/15/26	350,000	363,586
Priceline Group Inc./The, 3.6%, 6/1/26	250,000	259,203
Time Warner Inc., 4.75%, 3/29/21	400,000	440,350
Under Armour Inc., 3.25%, 6/15/26	100,000	98,595
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	155,000	161,121

		5,128,729
Consumer Staples - 0.6%
Anheuser-Busch InBev Finance Inc., 4.9%, 2/1/46	100,000	114,354
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	250,000	250,229
CVS Health Corp., 5.125%, 7/20/45	250,000	291,648
Kraft Heinz Foods Co., 4.375%, 6/1/46	200,000	202,837

		859,068
Energy - 2.7%
Antero Resources Corp., 5.625%, 6/1/23	150,000	153,000
BP Capital Markets PLC (C), 3.119%, 5/4/26	200,000	202,369
ConocoPhillips Co., 4.15%, 11/15/34	500,000	495,007
Energy Transfer Partners L.P., 5.2%, 2/1/22	200,000	219,197
Enterprise Products Operating LLC, 5.2%, 9/1/20	450,000	501,375
Enterprise Products Operating LLC, 3.75%, 2/15/25	300,000	310,036
Exxon Mobil Corp., 4.114%, 3/1/46	225,000	242,796
Marathon Oil Corp., 6%, 10/1/17	300,000	310,744
Marathon Oil Corp., 2.7%, 6/1/20	300,000	295,836
Phillips 66, 4.65%, 11/15/34	500,000	529,121
Schlumberger Holdings Corp. (B), 4%, 12/21/25	300,000	322,198
Valero Energy Corp., 6.625%, 6/15/37	250,000	292,576
Williams Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	250,000	253,192

		4,127,447
Financials - 2.5%
Air Lease Corp., 3.75%, 2/1/22	300,000	315,688
American Express Credit Corp., MTN, 2.375%, 3/24/17	90,000	90,489
Bank of Montreal, MTN (C), 1.9%, 8/27/21	250,000	247,253
Berkshire Hathaway Inc., 3.125%, 3/15/26	100,000	103,781
Brookfield Finance Inc. (C), 4.25%, 6/2/26	125,000	127,183
Capital One Financial Corp., 2.45%, 4/24/19	200,000	203,383
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	500,000	578,083
Huntington National Bank/The, 2.2%, 4/1/19	400,000	403,268
JPMorgan Chase & Co., 2.95%, 10/1/26	350,000	346,384
Morgan Stanley, MTN, 3.875%, 1/27/26	100,000	105,438
Morgan Stanley, 4.3%, 1/27/45	250,000	261,797
Nasdaq Inc., 3.85%, 6/30/26	50,000	51,539
New York Life Global Funding (B), 1.95%, 2/11/20	300,000	301,450
Regions Financial Corp., 3.2%, 2/8/21	250,000	259,189
Synchrony Financial, 3.75%, 8/15/21	250,000	262,302
Synchrony Financial, 3.7%, 8/4/26	250,000	246,276

		3,903,503
Health Care - 1.0%
AbbVie Inc., 4.45%, 5/14/46	200,000	197,365
Actavis Funding SCS (C), 4.75%, 3/15/45	150,000	157,340
HCA Inc., 3.75%, 3/15/19	150,000	153,375
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	220,000	279,097
Shire Acquisitions Investments Ireland DAC (C), 1.9%, 9/23/19	350,000	349,344
UnitedHealth Group Inc., 2.875%, 3/15/23	400,000	412,405

		1,548,926
Industrials - 0.6%
Fortive Corp. (B), 2.35%, 6/15/21	100,000	100,256
International Lease Finance Corp., 8.875%, 9/1/17	150,000	158,063
Masco Corp., 4.375%, 4/1/26	150,000	156,000
Norfolk Southern Corp., 5.59%, 5/17/25	239,000	283,259
United Rentals North America Inc., 4.625%, 7/15/23	150,000	154,875

		852,453
Information Technology - 2.2%
Analog Devices Inc., 5.3%, 12/15/45	225,000	242,653
Apple Inc., 2.4%, 5/3/23	450,000	452,101
Autodesk Inc., 4.375%, 6/15/25	250,000	260,553
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	450,000	477,191
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (B), 8.35%, 7/15/46	75,000	90,877
Fidelity National Information Services Inc., 3%, 8/15/26	175,000	171,044
Fiserv Inc., 2.7%, 6/1/20	250,000	255,857
Hewlett-Packard Enterprise Co. (B), 6.6%, 10/15/45	175,000	180,998
Intel Corp., 4.9%, 7/29/45	250,000	287,193
International Business Machines Corp., 1.875%, 8/1/22	400,000	395,384
NVIDIA Corp., 2.2%, 9/16/21	100,000	99,879
Oracle Corp., 4%, 7/15/46	325,000	320,947
Thomson Reuters Corp. (C), 4.3%, 11/23/23	225,000	243,420

		3,478,097
Real Estate - 0.2%
Iron Mountain Inc. (B), 4.375%, 6/1/21	100,000	103,250
Welltower Inc., 4.5%, 1/15/24	200,000	216,677

		319,927
Telecommunication Services - 0.6% AT&T Inc., 4.75%, 5/15/46	200,000	195,715
Frontier Communications Corp., 11%, 9/15/25	75,000	76,793
Harris Corp., 5.054%, 4/27/45	250,000	274,997
Verizon Communications Inc., 5.15%, 9/15/23	400,000	457,544

		1,005,049

Total Corporate Notes and Bonds
(Cost $20,197,803)		21,223,199

LONG TERM MUNICIPAL BONDS - 3.5%
City of West Palm Beach FL Revenue, Series A, 3.998%, 10/1/35	500,000	502,130
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	500,000	570,980
County of Pima AZ, Series B, 3.325%, 12/1/25	500,000	499,350
Los Angeles Department of Water & Power Revenue, 6.166%, 7/1/40	500,000	564,980
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	325,000	430,924
Metropolitan Water District of Southern California Revenue, Series D, 6.538%, 7/1/39	500,000	557,145
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	557,370
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	325,000	354,988
Rancho Water District Financing Authority Revenue, Series A, 6.337%, 8/1/40	350,000	392,955

See accompanying Notes to Financial Statements.

30

Madison Funds | October 31, 2016

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

LONG TERM MUNICIPAL BONDS - continued
State of Iowa Revenue, 6.75%, 6/1/34	$250,000	$280,073
University of Massachusetts Building Authority Revenue, 6.573%, 5/1/39	500,000	548,410
Washington County School District #1 West Union, General Obligation, 4.355%, 6/30/34	200,000	211,314

Total Long Term Municipal Bonds
(Cost $5,422,724)		5,470,619

MORTGAGE BACKED SECURITIES - 8.8%
Fannie Mae - 5.2%
3.5%, 8/1/26 Pool # AL0787	224,021	236,159
3%, 5/1/27 Pool # AL1715	282,316	295,566
3.5%, 5/1/28 Pool # AL3678	389,372	412,689
3.5%, 8/1/29 Pool # MA2003	248,959	262,450
3%, 9/1/30 Pool # 890696	285,473	299,339
3%, 2/1/31 Pool # 890710	221,932	232,347
7%, 11/1/31 Pool # 607515	8,818	10,077
3.5%, 12/1/31 Pool # MA0919	438,873	465,574
7%, 5/1/32 Pool # 644591	1,944	2,106
5.5%, 10/1/33 Pool # 254904	69,023	78,546
7%, 7/1/34 Pool # 792636	5,032	5,238
4%, 2/1/35 Pool # MA2177	499,207	539,923
5%, 8/1/35 Pool # 829670	58,410	64,762
5%, 9/1/35 Pool # 820347	83,351	94,260
5%, 9/1/35 Pool # 835699	66,211	74,151
5%, 12/1/35 Pool # 850561	27,727	30,711
5.5%, 9/1/36 Pool # 831820	133,325	154,867
6%, 9/1/36 Pool # 831741	77,515	88,729
5.5%, 10/1/36 Pool # 901723	48,919	55,091
5.5%, 12/1/36 Pool # 903059	109,319	125,685
4.5%, 7/1/41 Pool # AB3274	236,227	259,810
5.5%, 7/1/41 Pool # AL6588	239,955	272,181
3.5%, 6/1/42 Pool # AO4134	353,546	373,992
4%, 6/1/42 Pool # MA1087	274,306	294,755
3.5%, 8/1/42 Pool # AP2133	267,245	281,577
3.5%, 8/1/42 Pool # AO8100	227,680	238,970
3%, 2/1/43 Pool # AL3072	362,247	375,338
3%, 2/1/43 Pool # AB8563	226,246	233,435
3%, 2/1/43 Pool # AB8486	378,840	390,893
3%, 3/1/43 Pool # AB8818	373,639	385,521
3.5%, 3/1/43 Pool # AT0310	211,786	222,288
4%, 1/1/45 Pool # MA2145	506,147	541,733
4%, 1/1/45 Pool # AS4257	190,895	205,781
4.5%, 2/1/45 Pool # MA2193	376,412	412,351

		8,016,895
Freddie Mac - 3.6%
4.5%, 2/1/25 Pool # J11722	61,103	65,256
4.5%, 5/1/25 Pool # J12247	49,579	53,342
3.5%, 1/1/29 Pool # J31950	457,774	486,233
8%, 6/1/30 Pool # C01005	1,497	1,744
2.5%, 3/1/31 Pool # G18590	227,347	234,133
2.5%, 9/1/31 Pool # G18611	246,638	254,000
6.5%, 1/1/32 Pool # C62333	40,845	46,794
5%, 10/1/39 Pool # G60465	584,576	651,764
3.5%, 11/1/40 Pool # G06168	376,958	396,861
4.5%, 9/1/41 Pool # Q03516	215,256	236,013
4%, 10/1/41 Pool # Q04092	292,589	315,838
3%, 8/1/42 Pool # G08502	318,669	328,826
3%, 9/1/42 Pool # C04233	335,805	346,512
3%, 4/1/43 Pool # V80025	380,584	393,282
3%, 4/1/43 Pool # V80026	377,116	389,093
3.5%, 8/1/44 Pool # Q27927	584,230	618,295
4%, 5/1/45 Pool # G08642	300,039	320,807
3.5%, 8/1/45 Pool # Q35614	452,909	478,759

		5,617,552
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	18,494	21,710
6.5%, 4/20/31 Pool # 3068	10,570	12,561

		34,271

Total Mortgage Backed Securities
(Cost $13,444,892)		13,668,718

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.9%

U.S. Treasury Bonds - 1.4%
6.625%, 2/15/27	860,000	1,245,522
3.000%, 5/15/42	500,000	544,297
2.500%, 2/15/45	250,000	245,644
2.500%, 5/15/46	100,000	98,168

		2,133,631
U.S. Treasury Notes - 8.5%
4.250%, 11/15/17	1,000,000	1,036,055
3.875%, 5/15/18	750,000	785,742
1.500%, 12/31/18	750,000	759,317
3.125%, 5/15/19	1,000,000	1,054,453
1.625%, 8/31/19	2,000,000	2,035,468
3.375%, 11/15/19	2,000,000	2,140,704
2.000%, 7/31/20	750,000	772,939
2.625%, 11/15/20	2,000,000	2,110,546
1.750%, 5/15/22	1,600,000	1,625,125
2.500%, 8/15/23	750,000	793,271

		13,113,620

Total U.S. Government and Agency Obligations
(Cost $14,685,606)		15,247,251
	Shares

SHORT-TERM INVESTMENTS - 6.1%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	9,507,763	9,507,763

Total Short-Term Investments
(Cost $9,507,763)		9,507,763

TOTAL INVESTMENTS - 99.9%
(Cost $135,985,642**)		154,834,809
NET OTHER ASSETS AND LIABILITIES - 0.1%		163,904

TOTAL NET ASSETS - 100.0%		$154,998,713

**	Aggregate cost for Federal tax purposes was $136,158,371.
(A)	Floating rate or variable rate note. Rate shown is as of October 31, 2016.
(B)	Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(C)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.9% of total net assets.
ADR	American Depositary Receipt.
MTN	Medium Term Note.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

31

Madison Funds | October 31, 2016

Madison Covered Call & Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 76.9%

Consumer Discretionary - 11.9%
Adient PLC*	3,326	$151,366
CarMax Inc.* (A)	40,600	2,027,564
CBS Corp., Class B (A)	13,800	781,356
Discovery Communications Inc., Class A* (A)	33,800	882,518
Discovery Communications Inc., Class C* (A)	36,000	903,960
Dollar General Corp. (A)	31,800	2,197,062
Nordstrom Inc. (A)	34,300	1,783,600
Starbucks Corp. (A)	39,200	2,080,344
TJX Cos. Inc./The (A)	24,500	1,806,875

		12,614,645
Consumer Staples - 5.8%
CVS Health Corp. (A)	23,800	2,001,580
Diageo PLC, ADR (A)	19,300	2,075,329
JM Smucker Co./The (A)	15,700	2,061,567

		6,138,476
Energy - 11.0%
Apache Corp. (A)	40,700	2,420,836
Baker Hughes Inc.	41,400	2,293,560
EOG Resources Inc. (A)	9,800	886,116
Occidental Petroleum Corp. (A)	28,700	2,092,517
Range Resources Corp. (A)	58,700	1,983,473
Schlumberger Ltd. (A)	25,000	1,955,750

		11,632,252
Financials - 9.3%
PNC Financial Services Group Inc./The (A)	25,700	2,456,920
Progressive Corp./The (A)	47,000	1,480,970
State Street Corp. (A)	29,000	2,036,090
T. Rowe Price Group Inc. (A)	32,800	2,099,528
Wells Fargo & Co.	39,900	1,835,799

		9,909,307
Health Care - 15.4%
Agilent Technologies Inc. (A)	34,100	1,485,737
Allergan PLC* (A)	10,200	2,131,188
Biogen Inc.* (A)	7,800	2,185,404
Celgene Corp.* (A)	15,300	1,563,354
Cerner Corp.* (A)	40,200	2,354,916
Express Scripts Holding Co.* (A)	33,700	2,271,380
Gilead Sciences Inc. (A)	41,200	3,033,556
McKesson Corp. (A)	10,500	1,335,285

		16,360,820
Industrials - 6.8%
Johnson Controls International PLC (A)	33,260	1,341,043
PACCAR Inc. (A)	36,100	1,982,612
United Technologies Corp. (A)	18,500	1,890,700
W.W. Grainger Inc. (A)	9,600	1,997,952

		7,212,307
Information Technology - 13.1%
Alphabet Inc., Class C* (A)	1,400	1,098,356
Apple Inc. (A)	14,300	1,623,622
Intel Corp. (A)	43,600	1,520,332
Microsoft Corp. (A)	35,700	2,139,144
Nuance Communications Inc.*	11,000	154,220
Oracle Corp. (A)	55,600	2,136,152
PayPal Holdings Inc.* (A)	31,000	1,291,460
QUALCOMM Inc. (A)	34,600	2,377,712
Visa Inc., Class A (A)	19,400	1,600,694

		13,941,692
Materials - 1.2%
Dow Chemical Co./The (A)	24,200	1,302,202

Telecommunication Service - 2.4%
T-Mobile U.S. Inc.* (A)	50,200	2,496,446

Total Common Stocks
(Cost $87,339,575)		81,608,147

EXCHANGE TRADED FUNDS - 6.4%
SPDR Gold Shares*	16,400	1,999,816
SPDR S&P 500 ETF Trust (A)	13,000	2,763,150
Vanguard Total Stock Market ETF (A)	18,400	2,003,576

Total Exchange Traded Funds
(Cost $6,833,627)		6,766,542

	Par Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.7%
U.S. Treasury Bill (B) (C), 0.37%, 3/23/17	$5,000,000	4,992,750

Total U.S. Government and Agency Obligations
(Cost $4,992,811)		4,992,750
	Shares

SHORT-TERM INVESTMENTS - 14.5%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	15,434,730	15,434,730

Total Short-Term Investments
(Cost $15,434,730)		15,434,730

TOTAL INVESTMENTS - 102.5%
(Cost $114,600,743**)		108,802,169
NET OTHER ASSETS AND LIABILITIES - (1.1%)		(1,155,256)

TOTAL CALL & PUT OPTIONS WRITTEN - (1.4%)		(1,523,952)

TOTAL NET ASSETS - 100.0%		$106,122,961

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $118,993,842.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities are segregated as collateral for put options written. As of October 31, 2016, the total amount segregated was $4,992,750.
(C)	Rate noted represents annualized yield at time of purchase.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

	Contracts
	(100 Shares	Expiration	Strike	Value
Call Options Written	Per Contract)	Date	Price	(Note 2)
Agilent Technologies Inc.	107	November 2016	$45.00	$(6,794)
Agilent Technologies Inc.	74	November 2016	47.50	(888)
Agilent Technologies Inc.	160	January 2017	47.50	(8,720)
Allergan PLC	52	November 2016	235.00	(5,590)
Allergan PLC	50	December 2016	235.00	(12,375)
Alphabet Inc., Class C	14	November 2016	810.00	(5,740)
Apache Corp.	210	January 2017	60.00	(82,425)
Apache Corp.	197	January 2017	67.50	(25,906)
Apple Inc.	143	November 2016	110.00	(56,128)
Biogen Inc.	39	November 2016	300.00	(11,213)
Biogen Inc.	39	December 2016	305.00	(28,860)
CarMax Inc.	206	December 2016	52.50	(21,115)
CarMax Inc.	57	January 2017	55.00	(6,697)
CBS Corp., Class B	138	December 2016	52.50	(67,965)
Celgene Corp.	75	November 2016	105.00	(10,913)
Celgene Corp.	78	December 2016	105.00	(20,865)
Cerner Corp.	78	November 2016	62.50	(5,460)
Cerner Corp.	200	December 2016	62.50	(20,000)
CVS Health Corp.	238	January 2017	95.00	(7,973)
Diageo PLC	63	November 2016	110.00	(4,567)
Diageo PLC	130	January 2017	110.00	(32,500)
Discovery Communications Inc.	338	November 2016	27.50	(11,830)
Dollar General Corp.	158	November 2016	75.00	(1,580)
Dollar General Corp.	160	January 2017	75.00	(19,200)
Dow Chemical Co./The	121	January 2017	55.00	(17,061)
Dow Chemical Co./The	121	January 2017	57.50	(6,715)
EOG Resources Inc.	98	November 2016	95.00	(10,829)
Express Scripts Holding Co.	167	November 2016	72.50	(2,755)
Express Scripts Holding Co.	170	December 2016	72.50	(11,305)
Gilead Sciences Inc.	212	December 2016	77.50	(35,828)
Gilead Sciences Inc.	200	January 2017	80.00	(33,200)
Intel Corp.	150	January 2017	36.00	(10,875)
JM Smucker Co./The	48	November 2016	135.00	(7,680)
JM Smucker Co./The	109	January 2017	135.00	(32,973)
Johnson Controls International PLC	227	November 2016	46.00	(9,647)
McKesson Corp.	50	November 2016	175.00	(125)
Microsoft Corp.	357	November 2016	60.00	(31,595)
Nordstrom Inc.	343	November 2016	55.00	(46,477)
Occidental Petroleum Corp.	145	November 2016	75.00	(11,238)
Occidental Petroleum Corp.	142	December 2016	75.00	(19,170)
Oracle Corp.	281	December 2016	40.00	(11,381)
PACCAR Inc.	105	November 2016	55.00	(11,813)

See accompanying Notes to Financial Statements.

32

Madison Funds | October 31, 2016

Madison Covered Call & Equity Income Fund Portfolio of Investments - continued

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
PACCAR Inc.	256	November 2016	$57.50	$(6,400)
PayPal Holdings Inc.	310	November 2016	41.00	(40,765)
PNC Financial Services Group Inc./The	257	November 2016	92.50	(98,945)
Progressive Corp./The	270	November 2016	33.00	(2,025)
QUALCOMM Inc.	346	November 2016	65.00	(158,295)
Range Resources Corp.	65	December 2016	38.00	(4,387)
Range Resources Corp.	61	January 2017	40.00	(4,727)
Schlumberger Ltd.	125	November 2016	80.00	(10,063)
Schlumberger Ltd.	125	December 2016	82.50	(9,250)
SPDR S&P 500 ETF Trust	130	December 2016	218.00	(21,255)
Starbucks Corp.	173	November 2016	55.00	(8,390)
Starbucks Corp.	219	December 2016	55.00	(17,739)
State Street Corp.	151	November 2016	72.50	(9,588)
State Street Corp.	139	January 2017	72.50	(26,549)
T-Mobile U.S. Inc.	251	November 2016	47.00	(77,810)
T-Mobile U.S. Inc.	251	January 2017	48.00	(87,850)
T. Rowe Price Group Inc.	165	January 2017	70.00	(4,125)
TJX Cos. Inc./The	48	November 2016	77.50	(2,160)
TJX Cos. Inc./The	197	January 2017	80.00	(12,805)
United Technologies Corp.	185	January 2017	105.00	(33,763)
Vanguard Total Stock Market ETF	184	December 2016	112.00	(19,780)
Visa Inc., Class A	194	December 2016	82.50	(38,703)
W.W. Grainger Inc.	29	November 2016	210.00	(8,772)
W.W. Grainger Inc.	67	December 2016	210.00	(33,835)

Total Call Options Written (Premiums received $1,839,315)				$(1,523,952)

Total Value of Options Written (Premiums received $1,839,315)				$(1,523,952)

Madison Dividend Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 93.3%

Consumer Discretionary - 6.6%
Home Depot Inc./The	17,500	$2,135,175
McDonald’s Corp.	16,000	1,801,120
Omnicom Group Inc.	21,000	1,676,220
Tiffany & Co.	15,500	1,138,010

		6,750,525
Consumer Staples - 8.1%
JM Smucker Co./The	13,500	1,772,685
Nestle S.A., ADR	29,500	2,143,027
PepsiCo Inc.	17,000	1,822,400
Procter & Gamble Co./The	29,000	2,517,200

		8,255,312
Energy - 7.7%
Chevron Corp.	20,000	2,095,000
Exxon Mobil Corp.	39,000	3,249,480
Schlumberger Ltd.	32,500	2,542,475

		7,886,955
Financials - 15.5%
BB&T Corp.	37,000	1,450,400
CME Group Inc.	25,000	2,502,500
Northern Trust Corp.	17,000	1,231,140
PNC Financial Services Group Inc./The	25,700	2,456,920
Travelers Cos. Inc./The	34,500	3,732,210
US Bancorp	74,000	3,312,240
Wells Fargo & Co.	26,000	1,196,260

		15,881,670
Health Care - 14.1%
Amgen Inc.	12,500	1,764,500
Cardinal Health Inc.	16,000	1,099,040
Johnson & Johnson	35,500	4,117,645
Medtronic PLC	25,500	2,091,510
Merck & Co. Inc.	38,500	2,260,720
Pfizer Inc.	97,500	3,091,725

		14,425,140
Industrials - 16.4%
3M Co.	12,500	2,066,250
Boeing Co./The	15,000	2,136,450
Caterpillar Inc.	23,500	1,961,310
Emerson Electric Co.	22,000	1,114,960
General Electric Co.	97,000	2,822,700
Union Pacific Corp.	15,500	1,366,790
United Parcel Service Inc., Class B	23,500	2,532,360
United Technologies Corp.	27,500	2,810,500

		16,811,320
Information Technology - 15.8%
Accenture PLC, Class A	17,500	2,034,200
Apple Inc.	12,000	1,362,480
Automatic Data Processing Inc.	11,500	1,001,190
Cisco Systems Inc.	121,000	3,712,280
Microsoft Corp.	56,500	3,385,480
TE Connectivity Ltd.	36,000	2,263,320
Texas Instruments Inc.	35,000	2,479,750

		16,238,700
Materials - 2.9%
Monsanto Co.	11,500	1,158,855
Praxair Inc.	16,000	1,872,960

		3,031,815
Telecommunication Service - 2.8%
Verizon Communications Inc.	59,000	2,837,900

Utilities - 3.4%
Duke Energy Corp.	18,500	1,480,370
NextEra Energy Inc.	15,500	1,984,000

		3,464,370

Total Common Stocks
(Cost $90,551,765)		95,583,707

SHORT-TERM INVESTMENTS - 6.6%
State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	6,744,642	6,744,642

Total Short-Term Investments
(Cost $6,744,642)		6,744,642

TOTAL INVESTMENTS - 99.9%
(Cost $97,296,407**)		102,328,349
NET OTHER ASSETS AND LIABILITIES - 0.1%		73,543

TOTAL NET ASSETS - 100.0%		$102,401,892

**	Aggregate cost for Federal tax purposes was $97,351,373.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

33

Madison Funds | October 31, 2016

Madison Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 95.6%

Consumer Discretionary - 1.7%
Discovery Communications Inc., Class C*	70,000	$1,757,700

Consumer Staples - 3.3%
Procter & Gamble Co./The	38,500	3,341,800

Energy - 14.2%
Apache Corp.	66,000	3,925,680
Baker Hughes Inc.	69,500	3,850,300
Chevron Corp.	19,200	2,011,200
Exxon Mobil Corp.	25,500	2,124,660
Occidental Petroleum Corp.	36,500	2,661,215

		14,573,055
Financials - 25.1%

Capital Markets - 2.4%
Bank of New York Mellon Corp./The	56,500	2,444,755

Commercial Banks - 7.8%
JPMorgan Chase & Co.	74,000	5,125,240
US Bancorp	64,500	2,887,020

		8,012,260

Diversified Financial Services - 5.1%
Berkshire Hathaway Inc., Class B*	15,000	2,164,500
Nasdaq Inc.	49,000	3,134,530

		5,299,030
Insurance - 9.8%
Aflac Inc.	39,500	2,720,365
American International Group Inc.	64,000	3,948,800
Markel Corp.*	3,900	3,421,977

		10,091,142

		25,847,187
Health Care - 8.9%
Baxter International Inc.	103,500	4,925,565
Johnson & Johnson	23,000	2,667,770
Pfizer Inc.	50,000	1,585,500

		9,178,835
Industrials - 12.8%
Caterpillar Inc.	22,500	1,877,850
FedEx Corp.	15,000	2,614,800
Fluor Corp.	34,500	1,793,655
Jacobs Engineering Group Inc.*	85,000	4,384,300
Republic Services Inc.	48,000	2,526,240

		13,196,845
Information Technology - 12.5%
Cisco Systems Inc.	145,000	4,448,600
Microsoft Corp.	53,000	3,175,760
Oracle Corp.	90,000	3,457,800
TE Connectivity Ltd.	29,000	1,823,230

		12,905,390
Materials - 5.0%
Ball Corp.	27,000	2,080,890
Dow Chemical Co./The	57,000	3,067,170

		5,148,060
Real Estate - 3.1%
Digital Realty Trust Inc.	34,500	3,223,335

Telecommunication Service - 4.7%
T-Mobile U.S. Inc.*	98,000	4,873,540

Utilities - 4.3%
NextEra Energy Inc.	12,500	1,600,000
PG&E Corp.	46,000	2,857,520

		4,457,520

Total Common Stocks
(Cost $87,626,187)		98,503,267

SHORT-TERM INVESTMENTS - 4.6%
State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	4,739,765	4,739,765

Total Short-Term Investments
(Cost $4,739,765)		4,739,765

TOTAL INVESTMENTS - 100.2%
(Cost $92,365,952**)		103,243,032
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(179,054)

TOTAL NET ASSETS - 100.0%		$103,063,978

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $92,606,607.

Madison Investors Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 91.0%

Consumer Discretionary - 13.8%
CarMax Inc.*	155,055	$7,743,447
Discovery Communications Inc.,
Class C*	497,813	12,500,084
Dollar General Corp.	148,603	10,266,981
TJX Cos. Inc./The	106,692	7,868,535

		38,379,047
Consumer Staples - 10.0%
Diageo PLC, ADR	115,404	12,409,392
JM Smucker Co./The	81,247	10,668,543
Nestle S.A., ADR	66,004	4,794,861

		27,872,796
Energy - 1.2%
Schlumberger Ltd.	43,534	3,405,665

Financials - 12.6%
Berkshire Hathaway Inc., Class B*	92,539	13,353,378
Markel Corp.*	9,546	8,375,947
US Bancorp	297,348	13,309,296

		35,038,621
Health Care - 13.0%
Danaher Corp.	156,637	12,303,836
Johnson & Johnson	117,632	13,644,136
Varian Medical Systems Inc.*	113,879	10,332,242

		36,280,214
Industrials - 10.1%
Copart Inc.*	152,403	7,996,586
Fortive Corp.	53,183	2,714,992
Jacobs Engineering Group Inc.*	205,946	10,622,695
PACCAR Inc.	122,459	6,725,448

		28,059,721
Information Technology - 18.4%
Accenture PLC, Class A	75,612	8,789,139
Alphabet Inc., Class C*	8,636	6,775,287
CDW Corp.	238,914	10,729,628
Oracle Corp.	262,974	10,103,461
TE Connectivity Ltd.	117,908	7,412,876
Visa Inc., Class A	92,774	7,654,783

		51,465,174
Materials - 4.2%
PPG Industries Inc.	124,819	11,624,393

Real Estate - 7.7%
American Tower Corp.	92,986	10,897,029
Brookfield Asset Management Inc.,
Class A	306,024	10,716,961

		21,613,990

Total Common Stocks
(Cost $211,532,969)		253,739,621

SHORT-TERM INVESTMENTS – 9.1%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	25,273,767	25,273,767

Total Short-Term Investments
(Cost $25,273,767)		25,273,767

TOTAL INVESTMENTS - 100.1%
(Cost $236,806,736**)		279,013,388
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(374,861)

TOTAL NET ASSETS - 100.0%		$278,638,527

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $237,357,311.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

34

Madison Funds | October 31, 2016

Madison Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 92.0%

Consumer Discretionary - 29.8%
Media - 13.4%
Discovery Communications Inc.,
Class C*	315,084	$7,911,759
Liberty Broadband Corp., Class C*	182,129	12,138,898
Liberty Global PLC, Series C*	348,239	11,074,000
Omnicom Group Inc.	123,058	9,822,490

		40,947,147
Multiline Retail - 2.4%
Dollar General Corp.	107,265	7,410,939

Specialty Retail - 14.0%
CarMax Inc.*	188,253	9,401,355
Ross Stores Inc.	201,062	12,574,417
Sally Beauty Holdings Inc.*	504,758	13,093,423
Tiffany & Co.	108,394	7,958,287

		43,027,482

		91,385,568
Consumer Staples - 0.8%
Brown-Forman Corp., Class B	53,938	2,490,318

Energy - 3.5%
Oceaneering International Inc.	108,340	2,578,492
World Fuel Services Corp.	202,192	8,138,228

		10,716,720
Financials - 18.3%
Arch Capital Group Ltd.*	121,244	9,453,395
Brown & Brown Inc.	284,696	10,493,895
Glacier Bancorp Inc.	237,244	6,704,515
M&T Bank Corp.	50,246	6,166,692
Markel Corp.*	16,701	14,653,958
WR Berkley Corp.	153,592	8,770,103

		56,242,558
Health Care - 6.3%
DaVita Inc.*	164,608	9,649,321
Laboratory Corp. of America Holdings*	77,442	9,706,580

		19,355,901
Industrials - 13.9%
Copart Inc.*	301,417	15,815,350
Expeditors International of
Washington Inc.	217,987	11,219,791
Fastenal Co.	156,189	6,088,247
IHS Markit Ltd.*	257,316	9,466,656

		42,590,044
Information Technology - 5.8%
Amphenol Corp., Class A	109,088	7,192,172
CDW Corp.	233,659	10,493,626

		17,685,798
Materials - 6.0%
Axalta Coating Systems Ltd.*	317,965	7,987,281
Crown Holdings Inc.*	191,302	10,378,133

		18,365,414
Real Estate - 7.6%
American Tower Corp.	47,239	5,535,938
Brookfield Asset Management Inc., Class A	352,833	12,356,212
Crown Castle International Corp.	58,163	5,292,251

		23,184,401

Total Common Stocks
(Cost $204,415,424)		282,016,722

SHORT-TERM INVESTMENTS - 8.5%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	25,930,624	25,930,624

Total Short-Term Investments
(Cost $25,930,624)		25,930,624

TOTAL INVESTMENTS - 100.5%
(Cost $230,346,048**)		307,947,346
NET OTHER ASSETS AND LIABILITIES - (0.5%)		(1,533,370)

TOTAL NET ASSETS - 100.0%		$306,413,976

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $230,510,159.
PLC	Public Limited Company.

Madison Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 97.2%

Consumer Discretionary - 4.0%
Ascena Retail Group Inc.*	35,970	$175,893
Cato Corp./The, Class A	35,869	1,064,233
DSW Inc., Class A	34,340	713,242
Fred’s Inc., Class A	95,850	875,111
Helen of Troy Ltd.*	7,490	610,435
Stage Stores Inc.	74,990	381,699

		3,820,613
Consumer Staples - 3.9%
C&C Group PLC	319,309	1,226,825
Cranswick PLC	54,000	1,399,914
Smart & Final Stores Inc.*	86,130	1,033,560

		3,660,299
Energy - 4.2%
Dorian LPG Ltd.*	67,040	377,435
Era Group Inc.*	38,250	288,788
RSP Permian Inc.*	30,234	1,091,448
Scorpio Tankers Inc.	215,880	826,820
SEACOR Holdings Inc.*	22,480	1,108,489
Tesco Corp.	46,105	315,819

		4,008,799
Financials - 19.8%
First Busey Corp.	46,547	1,075,701
First Midwest Bancorp Inc.	104,840	2,024,460
Flushing Financial Corp.	46,380	993,460
Great Western Bancorp Inc.	45,648	1,471,692
Hancock Holding Co.	51,970	1,743,593
International Bancshares Corp.	79,660	2,457,511
Kemper Corp.	25,990	975,925
MB Financial Inc.	47,780	1,738,714
Northwest Bancshares Inc.	125,700	1,978,518
Primerica Inc.	8,300	454,010
Solar Capital Ltd.	42,625	857,615
State National Cos. Inc.	20,060	205,214
Webster Financial Corp.	69,780	2,819,112

		18,795,525
Health Care - 8.3%
Allscripts Healthcare Solutions Inc.*	129,030	1,549,650
Amsurg Corp.*	17,030	1,017,542
Charles River Laboratories
International Inc.*	16,080	1,220,150
Corvel Corp.*	22,030	761,137
Haemonetics Corp.*	48,900	1,633,749
ICU Medical Inc.*	7,010	976,493
Phibro Animal Health Corp., Class A	26,970	699,872

		7,858,593
Industrials - 34.2%

Aerospace & Defense - 2.0%
Cubic Corp.	44,120	1,883,924

Air Freight & Logistics - 0.9%
Forward Air Corp.	21,310	880,529

Building Products - 1.1%
Tyman PLC	358,387	1,067,055

Commercial Services & Supplies - 10.5%
ACCO Brands Corp.*	168,580	1,871,238
Essendant Inc.	74,110	1,137,589
G&K Services Inc., Class A	29,290	2,773,763
Matthews International Corp., Class A	27,790	1,664,621
SP Plus Corp.*	70,140	1,767,528
Steelcase Inc., Class A	59,080	788,718

		10,003,457
Construction & Engineering - 1.1%
Primoris Services Corp.	53,810	1,077,814

Electrical Equipment - 2.4%
Babcock & Wilcox Enterprises Inc.*	55,590	874,987
Thermon Group Holdings Inc.*	74,100	1,358,253

		2,233,240
Machinery - 10.5%
Albany International Corp., Class A	52,310	2,131,633
CIRCOR International Inc.	20,990	1,128,842
ESCO Technologies Inc.	38,200	1,701,810
Luxfer Holdings PLC, ADR	68,741	645,478
Mueller Industries Inc.	87,500	2,650,375
TriMas Corp.*	95,340	1,711,353

		9,969,491
Professional Services - 4.1%
FTI Consulting Inc.*	47,860	1,864,625
Huron Consulting Group Inc.*	16,120	903,526
Mistras Group Inc.*	54,390	1,138,927

		3,907,078
Trading Companies & Distributors - 1.6%
GATX Corp.	34,520	1,510,940

		32,533,528

See accompanying Notes to Financial Statements.

35

Madison Funds | October 31, 2016

Madison Small Cap Fund Portfolio of Investments - continued

	Shares	Value (Note 2)

COMMON STOCKS - continued

Information Technology - 9.2%
Belden Inc.	39,432	$2,555,588
Coherent Inc.*	6,220	647,626
CTS Corp.	47,530	865,046
Diebold Inc.	48,670	1,061,006
Forrester Research Inc.	41,300	1,538,425
ScanSource Inc.*	39,620	1,386,700
WNS Holdings Ltd., ADR*	25,280	695,200

		8,749,591
Materials - 5.9%
Deltic Timber Corp.	21,870	1,228,657
Greif Inc., Class A	37,430	1,753,970
Multi Packaging Solutions International Ltd.*	38,000	513,380
Sensient Technologies Corp.	28,910	2,154,084

		5,650,091
Real Estate - 4.6%
Corporate Office Properties Trust, REIT	35,990	960,573
DiamondRock Hospitality Co., REIT	88,254	807,524
Education Realty Trust Inc., REIT	29,963	1,276,124
Ramco-Gershenson Properties Trust, REIT	20,500	355,470
Summit Hotel Properties Inc., REIT	75,400	979,446

		4,379,137
Utilities - 3.1%
New Jersey Resources Corp.	21,530	730,943
Spire Inc.	16,590	1,041,852
WGL Holdings Inc.	18,080	1,140,306

		2,913,101

Total Common Stocks
(Cost $85,331,600)		92,369,277

SHORT-TERM INVESTMENTS - 2.8%
State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	2,663,485	2,663,485

Total Short-Term Investments
(Cost $2,663,485)		2,663,485

TOTAL INVESTMENTS - 100.0%
(Cost $87,995,085**)		95,032,762
NET OTHER ASSETS AND LIABILITIES - 0.0%		(24,393)

TOTAL NET ASSETS - 100.0%		$95,008,369

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $88,172,546.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

Madison International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 95.7%

Australia - 1.6%
Caltex Australia Ltd.	24,106	$563,509

Belgium - 4.1%
Anheuser-Busch InBev S.A.	9,240	1,060,473
KBC Group N.V.	6,255	381,155

		1,441,628

Brazil - 1.3%
BB Seguridade Participacoes S.A.	45,400	457,129

Canada - 5.5%
Canadian National Railway Co.	6,680	419,934
MacDonald Dettwiler & Associates Ltd.	5,005	286,464
National Bank of Canada	16,200	578,287
Suncor Energy Inc.	21,880	656,579

		1,941,264

Denmark - 1.2%
Carlsberg AS, Class B	4,531	408,578

Finland - 2.2%
Sampo Oyj, Class A	17,221	789,635

France - 9.5%
Air Liquide S.A.	5,493	558,855
Cap Gemini S.A.	8,089	670,240
Cie Generale des Etablissements Michelin	3,366	364,441
Total S.A.	7,937	380,926
Valeo S.A.	11,919	686,914
Vinci S.A.	9,643	698,438

		3,359,814

Germany - 2.5%
GEA Group AG	2,802	108,349
SAP SE	8,732	769,145

		877,494

Ireland - 4.7%
James Hardie Industries PLC	24,724	369,192
Ryanair Holdings PLC, ADR*	4,867	365,463
Shire PLC	16,519	940,196

		1,674,851

Israel - 2.2%
Teva Pharmaceutical Industries Ltd., ADR	17,845	762,695

Italy - 1.3%
Azimut Holding SpA	16,353	262,451
Mediaset SpA	64,201	183,521

		445,972

Japan - 19.5%
ABC-Mart Inc.	6,300	383,875
Daiwa House Industry Co. Ltd.	37,000	1,018,232
Don Quijote Holdings Co. Ltd.	21,900	834,276
Isuzu Motors Ltd.	45,800	567,532
Japan Tobacco Inc.	14,200	540,811
KDDI Corp.	31,200	949,656
Makita Corp.	7,700	533,794
Seven & I Holdings Co. Ltd.	15,100	631,098
Sony Corp.	21,400	685,853
Sumitomo Mitsui Financial Group Inc.	15,000	522,504
United Arrows Ltd.	7,900	215,900

		6,883,531

Luxembourg - 0.7%
RTL Group S.A.	3,201	250,892

Netherlands - 2.8%
Koninklijke KPN N.V.	98,133	320,052
Wolters Kluwer N.V.	17,487	676,768

		996,820

Norway - 1.4%
Telenor ASA	31,733	505,049

Philippines - 0.4%
Alliance Global Group Inc. (A)	444,300	130,845

Spain - 1.0%
Red Electrica Corp. S.A.	17,739	370,084

Sweden - 3.5%
Assa Abloy AB, Class B	36,810	669,595
Swedbank AB, Class A	23,893	559,752

		1,229,347

Switzerland - 5.7%
Novartis AG	18,548	1,319,569
Wolseley PLC	12,964	674,546

		1,994,115

Taiwan - 2.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	27,700	861,470

Thailand - 0.1%
Kasikornbank PCL	7,700	37,843

Turkey - 0.8%
Turkiye Garanti Bankasi AS	101,420	275,654

United Kingdom - 20.1%
Aon PLC	6,460	715,962
BHP Billiton PLC	50,890	768,963
British American Tobacco PLC	17,509	1,005,437
Diageo PLC	15,650	417,497
Direct Line Insurance Group PLC	55,347	234,465
Howden Joinery Group PLC	51,955	238,410
Informa PLC	45,407	373,763
Provident Financial PLC	9,699	350,212
Prudential PLC	57,534	939,777
RELX PLC	36,844	658,868
Royal Dutch Shell PLC, Class A	35,876	895,151
Unilever PLC	11,344	474,591

		7,073,096

United States - 1.2%
Signet Jewelers Ltd.	5,131	416,945

Total Common Stocks
(Cost $29,972,911)		33,748,260

See accompanying Notes to Financial Statements.

36

Madison Funds | October 31, 2016

Madison International Stock Fund Portfolio of Investments - continued

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 3.6%

United States - 3.6%
State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	1,280,884	$1,280,884

Total Short-Term Investments
(Cost $1,280,884)		1,280,884

TOTAL INVESTMENTS - 99.3%
(Cost $31,253,795** )		35,029,144
NET OTHER ASSETS AND LIABILITIES - 0.7%		229,569

TOTAL NET ASSETS - 100.0%		$35,258,713

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $31,676,157.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PCL	Public Company Limited.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Consumer Discretionary	17.8%
Consumer Staples	12.8%
Energy	7.1%
Financials	17.4%
Health Care	8.7%
Industrials	11.7%
Information Technology	6.5%
Materials	4.8%
Money Market Funds	3.6%
Reall Estate	2.9%
Telecommunication Services	5.0%
Utilities	1.0%
Net Other Assets and Liabilities	0.7%

Madison Hansberger International Growth Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 98.5%

Canada - 5.8%
Cameco Corp.	29,392	$226,319
Canadian Pacific Railway Ltd.	2,899	414,441
Manulife Financial Corp.	30,000	434,400

		1,075,160

China - 12.3%
Alibaba Group Holding Ltd., ADR*	6,058	616,038
China Longyuan Power Group Corp. Ltd., Class H	532,466	407,131
CITIC Securities Co. Ltd., Class H	142,699	316,473
Ping An Insurance Group Co. of China Ltd., Class H	68,261	360,424
Tencent Holdings Ltd.	22,605	599,843

		2,299,909

Denmark - 0.9%
Novo Nordisk AS, Class B	4,467	159,804

France - 10.9%
Christian Dior SE	1,434	276,661
Hermes International	463	187,598
Iliad S.A.	3,087	647,591
Pernod Ricard S.A.	2,123	252,512
Safran S.A.	3,384	232,657
Zodiac Aerospace	17,926	436,268

		2,033,287
Germany - 8.1%
Bayer AG	2,770	274,551
Continental AG	1,428	273,622
Fresenius SE & Co. KGaA	5,453	402,501
Siemens AG	2,994	340,006
United Internet AG	5,375	220,616

		1,511,296

Hong Kong - 3.7%
AIA Group Ltd.	72,800	459,485
Techtronic Industries Co. Ltd.	63,000	237,198

		696,683

India - 4.6%
Dr Reddy’s Laboratories Ltd., ADR	4,322	213,031
HDFC Bank Ltd., ADR	5,709	404,083
Larsen & Toubro Ltd., GDR	11,316	248,952

		866,066

Indonesia - 1.3%
Bank Mandiri Persero Tbk PT	265,923	233,865

Ireland - 3.0%
Kerry Group PLC, Class A	2,504	181,804
Shire PLC	6,690	380,768

		562,572

Japan - 15.7%
CyberAgent Inc.	16,400	477,753
Keyence Corp.	651	478,364
Nidec Corp.	5,800	562,468
Seven & I Holdings Co. Ltd.	6,293	263,013
SoftBank Group Corp.	7,000	440,679
Toray Industries Inc.	43,000	401,339
Toyota Motor Corp.	5,200	301,429

		2,925,045

Mexico - 3.7%
Grupo Financiero Banorte S.A.B. de C.V., Class O	62,307	367,559
Grupo Mexico S.A.B. de C.V., Series B	129,679	318,348

		685,907

Netherlands - 5.3%
ASML Holding N.V.	4,244	448,251
NXP Semiconductors N.V.*	5,400	540,000

		988,251

Norway - 1.2%
Telenor ASA	14,435	229,741

Singapore - 1.3%
DBS Group Holdings Ltd.	22,200	239,353

South Korea - 2.3%
Amorepacific Corp.	674	211,463
LG Household & Health Care Ltd.	304	217,854

		429,317

Spain - 1.1%
Grifols S.A.	10,385	205,317

Sweden - 1.3%
Hexagon AB, Class B shares	7,126	249,469

Switzerland - 6.1%
Credit Suisse Group AG*	27,693	386,759
Nestle S.A.	2,673	193,813
Partners Group Holding AG	710	359,466
Roche Holding AG	885	203,464

		1,143,502

Taiwan - 1.0%
Advanced Semiconductor Engineering Inc., ADR	32,958	192,804

United Kingdom - 8.9%
Ashtead Group PLC	13,124	205,295
Carnival PLC	7,216	347,643
London Stock Exchange Group PLC	7,604	261,535
Prudential PLC	23,613	385,702
Rightmove PLC	3,913	178,888
Royal Dutch Shell PLC, Class B shares	10,732	277,826

		1,656,889

Total Common Stocks
(Cost $16,355,350)		18,384,237

SHORT-TERM INVESTMENTS - 0.9%

United States - 0.9%
State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	163,220	163,220

Total Short-Term Investments
(Cost $163,220)		163,220

TOTAL INVESTMENTS - 99.4%
(Cost $16,518,570**)		18,547,457
NET OTHER ASSETS AND LIABILITIES - 0.6%		105,344

TOTAL NET ASSETS - 100.0%		$18,652,801

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $16,922,593.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/16

Consumer Discretionary	11.4%
Consumer Staples	7.1%
Energy	2.7%
Financials	22.7%
Health Care	9.8%
Industrials	12.9%
Information Technology	18.8%
Materials	3.8%
Money Market Funds	0.9%
Telecommunication Services	7.1%
Utilities	2.2%
Net Other Assets and Liabilities	0.6%

See accompanying Notes to Financial Statements.

37

Madison Funds | October 31, 2016

Statements of Assets and Liabilities as of October 31, 2016

	Conservative	Moderate	Aggressive	Government	Tax-Free	Tax-Free	High Quality	Core
	Allocation	Allocation	Allocation	Money Market	Virginia	National	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investments in securities, at cost:
Unaffiliated issuers	$43,152,236	$80,986,444	$35,036,765	$18,907,196	$21,046,099	$24,793,236	$103,820,824	$207,958,067
Affiliated issuers[1]	28,698,639	52,530,863	20,683,333	–	–	–	–	–
Net unrealized appreciation
Unaffiliated issuers	905,113	2,406,175	1,378,548	–	924,221	1,563,147	1,316,444	6,594,659
Affiliated issuers[1]	439,542	2,841,836	1,554,604	–	–	–	–	–

Total investments, at value	73,195,530	138,765,318	58,653,250	18,907,196	21,970,320	26,356,383	105,137,268	214,552,726
Cash	–	–	–	–	133,261	684,286	–	874,784
Foreign currency (cost of $22, $6,750 and $37) (Note 2)	–	–	–	–	–	–	–	–
Receivables:
Investments sold	247,964	852,421	339,962	–	–	–	–	–
Fund shares sold	23,359	14,955	14,575	741	3,050	22,992	60,892	3,230
Dividends and interest	47,056	47,449	10,021	8,080	260,978	301,327	764,899	1,805,192
Due from Adviser	–	–	–	3,869	–	–	–	–

Total assets	73,513,909	139,680,143	59,017,808	18,919,886	22,367,609	27,364,988	105,963,059	217,235,932
Liabilities:
Payables:
Investments purchased	249,790	650,460	124,899	–	–	–	–	–
Fund shares repurchased	49,627	108,403	32,500	16,284	244	9,180	111,729	5,830
Advisory agreement fees	12,486	23,841	10,189	6,386	9,466	9,279	27,244	92,687
Service agreement fees	15,607	29,801	12,737	2,702	6,625	8,119	17,254	27,598
Distribution fees - Class B	5,886	16,404	7,146	357	–	–	–	1,660
Distribution fees - Class C	12,961	5,901	1,539	–	–	–	–	–
Shareholder servicing fees	15,591	29,759	12,716	–	–	–	–	7,808
Dividends	–	–	–	–	1,131	5,556	–	277,773
Variation margin payable	–	–	–	–	–	–	–	–
Options written, at value (premium received $1,839,315) (Note 6)	–	–	–	–	–	–	–	–

Total liabilities	361,948	864,569	201,726	25,729	17,466	32,134	156,227	413,356

Net Assets	$73,151,961	$138,815,574	$58,816,082	$18,894,157	$22,350,143	$27,332,854	$105,806,832	$216,822,576

Net Assets consist of:
Common Stock/Shares:
Paid-in capital	$70,962,299	$129,427,645	$54,381,069	$18,894,325	$21,387,680	$25,585,977	$104,254,544	$209,088,105
Accumulated undistributed net investment income (loss)	48,745	754,280	197,562	–	1,966	2,644	111,636	23,859
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	796,262	3,385,638	1,304,299	(168)	36,276	181,086	124,208	1,115,953
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of foreign currency related transactions)	1,344,655	5,248,011	2,933,152	–	924,221	1,563,147	1,316,444	6,594,659

Net Assets	$73,151,961	$138,815,574	$58,816,082	$18,894,157	$22,350,143	$27,332,854	$105,806,832	$216,822,576

Class A Shares:
Net Assets	$43,751,669	$104,276,143	$45,316,725	$18,295,435				$34,324,883
Shares of beneficial interest outstanding	4,182,410	9,328,814	4,075,155	18,295,577				3,364,556
Net Asset Value and redemption price per share	$10.46	$11.18	$11.12	$1.00				$10.20
Sales charge of offering price[2]	0.64	0.68	0.68	–				0.48

Maximum offering price per share	$11.10	$11.86	$11.80	$1.00				$10.68

Class B Shares:
Net Assets	$9,174,763	$25,439,614	$11,088,583	$598,722				$2,575,410
Shares of beneficial interest outstanding	871,820	2,301,638	1,023,772	598,725				252,308
Net Asset Value and redemption price per share[3]	$10.52	$11.05	$10.83	$1.00				$10.21

Class C Shares:
Net Assets	$20,225,529	$9,099,817	$2,410,774
Shares of beneficial interest outstanding	1,920,732	822,718	222,418
Net Asset Value and redemption price per share[3]	$10.53	$11.06	$10.84

Class Y Shares:
Net Assets					$22,350,143	$27,332,854	$105,806,832	$178,046,044
Shares of beneficial interest outstanding					1,915,975	2,461,645	9,567,292	17,508,530
Net Asset Value and redemption price per share[3]					$11.67	$11.10	$11.06	$10.17

Class R6 Shares:
Net Assets								$1,876,239
Shares of beneficial interest outstanding								183,803
Net Asset Value and redemption price per share[3]								$10.21

Class I Shares:
Net Assets
Shares of beneficial interest outstanding
Net Asset Value and redemption price per share[3]

[1]	See Note 12 for information on affiliated issuers.
[2]	Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds.
[3]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.

38

Madison Funds | October 31, 2016

Corporate	High	Diversified	Covered Call &	Dividend	Large Cap				International	Hansberger
Bond	Income	Income	Equity Income	Income	Value	Investors	Mid Cap	Small Cap	Stock	International
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Growth Fund

$22,784,705	$22,982,008	$135,985,642	$114,600,743	$97,296,407	$92,365,952	$236,806,736	$230,346,048	$87,995,085	$31,253,795	$16,518,570
–	–	–	–	–	–	–	–	–	–	–
891,691	495,938	18,849,167	(5,798,574)	5,031,942	10,877,080	42,206,652	77,601,298	7,037,677	3,775,349	2,028,887
–	–	–	–	–	–	–	–	–	–	–

23,676,396	23,477,946	154,834,809	108,802,169	102,328,349	103,243,032	279,013,388	307,947,346	95,032,762	35,029,144	18,547,457
–	–	–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	22	6,739	36
–	–	–	–	–	1,319,718	–	–	199,658	358,785	–
1,000	961	107,879	1,641,505	57,300	5,224	201,358	377,391	487,054	3,251	16
234,235	324,721	615,922	185,822	103,596	70,336	178,788	85,290	28,924	174,761	130,717
–	–	–	–	13,143	–	–	–	–	–	–

23,911,631	23,803,628	155,558,610	110,629,496	102,502,388	104,638,310	279,393,534	308,410,027	$95,748,420	$35,572,680	$18,678,226
–	–	–	2,712,248	–	1,470,470	–	1,530,265	629,158	63,656	–
235	13,115	392,816	167,202	4,113	7,434	514,796	187,102	4,354	201,952	–
8,147	11,183	85,852	75,187	65,716	48,457	179,057	197,695	83,068	33,605	12,090
5,092	4,067	26,416	12,923	30,667	31,717	46,769	67,176	20,767	9,601	11,417
–	1,055	8,531	–	–	2,291	–	1,848	256	840	–
–	–	8,566	8,378	–	–	–	–	–	–	–
–	4,916	36,355	6,645	–	13,963	14,385	11,965	785	4,313	–
52,634	2,952	1,361	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	1,663	–	1,918
–	–	–	1,523,952	–	–	–	–	–	–	–

66,108	37,288	559,897	4,506,535	100,496	1,574,332	755,007	1,996,051	740,051	313,967	25,425

$23,845,523	$23,766,340	$154,998,713	$106,122,961	$102,401,892	$103,063,978	$278,638,527	$306,413,976	$95,008,369	$35,258,713	$18,652,801

$22,863,224	$25,011,773	$130,781,946	$113,538,621	$94,941,612	$77,626,634	$228,053,837	$215,946,324	$84,686,399	$34,308,336	$16,928,021
2,882	4,916	3,069	–	59,135	1,110,413	408,368	(546,715)	303,434	386,670	(3,239)
87,726	(1,746,287)	5,364,531	(1,932,449)	2,369,203	13,449,851	7,969,670	13,413,069	2,980,859	(3,200,964)	(291,130)
891,691	495,938	18,849,167	(5,483,211)	5,031,942	10,877,080	42,206,652	77,601,298	7,037,677	3,764,671	2,019,149

$23,845,523	$23,766,340	$154,998,713	$106,122,961	$102,401,892	$103,063,978	$278,638,527	$306,413,976	$95,008,369	$35,258,713	$18,652,801

	$21,402,916	$128,208,212	$18,251,882		$62,756,804	$67,478,762	$52,482,110	$3,168,331	$18,572,929
	3,549,401	8,592,230	2,039,223		4,057,131	3,448,644	6,289,667	217,370	1,544,014
	$6.03	$14.92	$8.95		$15.47	$19.57	$8.34	$14.58	$12.03
	0.28	0.91	0.55		0.94	1.19	0.51	0.89	0.73

	$6.31	$15.83	$9.50		$16.41	$20.76	$8.85	$15.47	$12.76

	$1,651,343	$13,292,915			$3,586,090		$2,831,578	$391,935	$1,287,562
	266,602	885,473			237,663		402,416	28,503	109,799
	$6.19	$15.01			$15.09		$7.04	$13.75	$11.73

		$13,497,586	$13,519,312
		899,513	1,567,202
		$15.01	$8.63

$23,845,523	$712,081		$71,241,350	$102,401,892	$36,721,084	$204,962,091	$242,308,027	$91,448,103	$15,398,222	$2,056,041
2,039,456	119,899		7,822,582	4,575,221	2,371,868	10,447,439	28,049,751	6,248,901	1,277,653	131,410
$11.69	$5.94		$9.11	$22.38	$15.48	$19.62	$8.64	$14.63	$12.05	$15.65

			$3,110,417			$6,197,674	$8,792,261
			339,583			314,013	1,002,588
			$9.16			$19.74	$8.77

										$16,596,760
										1,059,075
										$15.67

See accompanying Notes to Financial Statements.

39

Madison Funds | October 31, 2016

Statements of Operations for the Year Ended October 31, 2016

	Conservative	Moderate	Aggressive	Government	Tax-Free	Tax-Free	High Quality	Core
	Allocation	Allocation	Allocation	Money Market	Virginia	National	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest	$5,615	$7,565	$2,991	$53,984	$672,759	$854,822	$1,699,894	$6,436,724
Dividends
Unaffiliated issuers	803,885	1,551,094	669,476	–	–	–	–	–
Affiliated issuers[1]	693,296	1,108,727	419,813	–	–	–	–	–
Less: Foreign taxes withheld/reclaimed	–	–	–	–	–	–	–	–

Total investment income	1,502,796	2,667,386	1,092,280	53,984	672,759	854,822	1,699,894	6,436,724
Expenses:[2]
Advisory agreement fees	147,126	283,369	121,340	77,225	112,895	120,792	319,156	1,108,358
Service agreement fees	183,908	354,211	151,675	28,959	79,027	97,661	202,132	330,164
Distribution fees - Class B	71,914	204,679	86,912	2,751	–	–	–	20,627
Distribution fees - Class C	148,220	70,086	18,388	–	–	–	–	–
Shareholder servicing fees - Class A	110,481	262,538	116,564	–	–	–	–	83,894
Shareholder servicing fees - Class B	23,971	68,182	28,920	–	–	–	–	6,873
Shareholder servicing fees - Class C	49,404	23,362	6,129	–	–	–	–	–
Other expenses	4,196	8,095	3,447	1,092	1,265	1,549	5,708	12,453

Total expenses before reimbursement/waiver	739,220	1,274,522	533,375	110,027	193,187	220,002	526,996	1,562,369

Less reimbursement/waiver[3]	–	–	–	(56,043)	–	–	–	–

Total expenses net of reimbursement/waiver	739,220	1,274,522	533,375	53,984	193,187	220,002	526,996	1,562,369

Net Investment Income (Loss)	763,576	1,392,864	558,905	–	479,572	634,820	1,172,898	4,874,355
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options	–	–	–	–	–	–	–	(23,597)
Futures	–	–	–	–	–	–	–	357
Unaffiliated issuers	(281,703)	(1,061,324)	(892,554)	(146)	36,276	181,114	124,354	1,611,871
Affiliated issuers[1]	8,167	293,876	(24,614)	–	–	–	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	199,473	565,454	302,800	–	–	–	–	–
Affiliated issuers[1]	1,437,890	5,165,237	2,655,207	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	–	–	–	–	–	–	–	11,088
Futures	–	–	–	–	–	–	–	(610)
Unaffiliated issuers	643,937	1,431,458	833,618	–	152,467	211,121	359,047	3,028,879
Affiliated issuers[1]	(780,836)	(4,027,055)	(1,962,146)	–	–	–	–	–

Net Realized and Unrealized Gain (Loss) on Investments and Option Transactions	1,226,928	2,367,646	912,311	(146)	188,743	392,235	483,401	4,627,988

Net Increase (Decrease) in Net Assets from Operations	$1,990,504	$3,760,510	$1,471,216	$(146)	$668,315	$1,027,055	$1,656,299	$9,502,343

[1]	See Note 12 for information on affiliated issuers.
[2]	See Note 3 for information on expenses.
[3]	See Note 3 for more information on these waivers.
[4]	Includes $11,448,706 of unrealized appreciation that was associated with the Madison Large Cap Growth Fund reorganization into the Madison Investors Fund after market close in February 26, 2016.

See accompanying Notes to Financial Statements.

40

Madison Funds | October 31, 2016

Statements of Operations for the Year Ended October 31, 2016

Corporate	High	Diversified	Covered Call &	Dividend	Large Cap		Mid	Small	International	Hansberger
Bond	Income	Income	Equity Income	Income	Value	Investors	Cap	Cap	Stock	International
Fund	Bond Fund	Bond Fund	Fund[1]	Fund	Fund	Fund	Fund	Fund	Fund	Growth Fund

$823,933	$1,412,828	$1,834,859	$39,320	$8,903	$12,460	$36,664	$46,672	$7,610	$3,072	$290
–	4,193	2,331,264	1,284,786	1,721,112	2,986,994	2,776,981	2,677,900	1,631,783	1,078,073	425,391
–	–	–	–	–	–	–	–	–	–	–
–	–	(9,161)	–	(7,720)	–	(67,155)	(49,307)	(325)	(106,622)	(38,176)

823,933	1,417,021	4,156,962	1,324,106	1,722,295	2,999,454	2,746,490	2,675,265	1,639,068	974,523	387,505

93,644	130,252	968,802	788,979	503,032	744,009	1,624,909	2,147,804	938,435	395,799	185,711
58,527	47,364	298,093	135,497	234,748	486,987	472,769	938,102	234,609	113,085	65,146
–	11,978	100,096	–	–	28,761	–	23,053	3,075	10,841	–
–	–	96,137	84,351	–	–	–	–	–	–	–
–	53,368	306,754	42,401	–	155,381	117,196	132,257	8,329	49,385	–
–	3,993	33,306	–	–	9,556	–	7,684	1,025	3,614	–
–	–	32,033	28,117	–	–	–	–	–	–	–
1,281	1,362	8,177	5,033	1,176	9,906	6,579	15,008	5,132	2,226	2,098

153,452	248,317	1,843,398	1,084,378	738,956	1,434,600	2,221,453	3,263,908	1,190,605	574,950	252,955

–	–	–	–	(100,606)	–	(46,048)	–	–	–	–

153,452	248,317	1,843,398	1,084,378	638,350	1,434,600	2,175,405	3,263,908	1,190,605	574,950	252,955

670,481	1,168,704	2,313,564	239,728	1,083,945	1,564,854	571,085	(588,643)	448,463	399,573	134,550

–	–	–	6,813,549	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–
87,743	(1,432,655)	5,660,656	(5,483,695)	2,369,983	13,539,337	8,295,419	14,740,332	3,787,484	(2,145,772)	728,109
–	–	–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–

–	–	–	1,612,325	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–
708,932	1,774,630	(414,885)	689,798	1,225,487	(6,493,824)	22,660,122 [4]	(3,041,950)	(2,674,212)	(910,500)	(1,746,458)
–	–	–	–	–	–	–	–	–	–	–

796,675	341,975	5,245,771	3,631,977	3,595,470	7,045,513	30,955,541	11,698,382	1,113,272	(3,056,272)	(1,018,349)

$1,467,156	$1,510,679	$7,559,335	$3,871,705	$4,679,415	$8,610,367	$31,526,626	$11,109,739	$1,561,735	$(2,656,699)	$(883,799)

See accompanying Notes to Financial Statements.

41

Madison Funds | October 31, 2016

Statements of Changes in Net Assets

							Government Money
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Market Fund*

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015	2016	2015	2016	2015

Net Assets at beginning of period	$75,796,970	$74,779,327	$145,999,790	$150,621,084	$61,816,629	$61,306,975	$19,309,804	$21,031,337

Increase (decrease) in net assets from operations:
Net investment income	763,576	734,032	1,392,864	1,256,554	558,905	407,607	–	–
Net realized gain	1,363,827	2,484,425	4,963,243	8,632,169	2,040,839	5,183,912	(146)	–
Net change in unrealized appreciation (depreciation)	(136,899)	(2,644,134)	(2,595,597)	(8,031,221)	(1,128,528)	(4,663,317)	–	–

Net increase (decrease) in net assets from operations	1,990,504	574,323	3,760,510	1,857,502	1,471,216	928,202	(146)	–

Distributions to shareholders from:
Net investment income
Class A	(672,254)	(735,977)	(1,100,928)	(1,515,732)	(402,397)	(712,370)	–	–
Class B	(70,918)	(73,931)	(158,540)	(288,639)	(87,614)	(131,546)	–	–
Class C	(145,655)	(132,294)	(52,784)	(73,012)	(17,856)	(25,700)	–	–

Net realized gains
Class A	(1,385,777)	(1,947,168)	(5,707,228)	(5,792,027)	(3,649,031)	(3,391,541)	–	–
Class B	(298,666)	(477,033)	(1,567,987)	(1,751,819)	(971,280)	(974,688)	–	–
Class C	(588,819)	(819,430)	(522,047)	(443,063)	(197,949)	(190,426)	–	–

Total distributions	(3,162,089)	(4,185,833)	(9,109,514)	(9,864,292)	(5,326,127)	(5,426,271)	–	–

Capital Stock transactions:
Class A Shares
Shares sold	5,089,665	9,812,568	10,903,837	12,938,988	5,215,326	5,699,130	6,602,254	6,879,831
Issued to shareholders in reinvestment of distributions	2,056,145	2,669,691	6,801,086	7,261,935	4,049,878	4,090,813	–	–
Shares redeemed	(8,694,132)	(8,667,176)	(16,675,755)	(16,565,032)	(7,965,069)	(5,323,214)	(7,382,598)	(8,374,021)

Net increase (decrease) from capital stock transactions	(1,548,322)	3,815,083	1,029,168	3,635,891	1,300,135	4,466,729	(780,344)	(1,494,190)

Class B Shares
Shares sold	1,304,974	1,167,306	2,696,102	3,501,055	1,166,372	1,937,168	631,365	345,729
Issued to shareholders in reinvestment of distributions	369,472	549,584	1,724,768	2,033,723	1,055,906	1,103,670	–	–
Shares redeemed	(2,416,986)	(2,544,524)	(7,260,686)	(7,540,929)	(2,652,891)	(2,748,286)	(266,522)	(573,072)

Net increase (decrease) from capital stock transactions	(742,540)	(827,634)	(2,839,816)	(2,006,151)	(430,613)	292,552	364,843	(227,343)

Class C Shares
Shares sold	2,509,046	3,766,571	816,117	2,193,521	118,452	432,354	–	–
Issued to shareholders in reinvestment of distributions	734,474	942,456	574,652	488,581	215,805	211,144	–	–
Shares redeemed	(2,426,082)	(3,067,323)	(1,415,333)	(926,346)	(349,415)	(395,056)	–	–

Net increase (decrease) from capital stock transactions	817,438	1,641,704	(24,564)	1,755,756	(15,158)	248,442	–	–

Total net increase (decrease) from capital stock transactions	(1,473,424)	4,629,153	(1,835,212)	3,385,496	854,364	5,007,723	(415,501)	(1,721,533)

Total increase (decrease) in net assets	(2,645,009)	1,017,643	(7,184,216)	(4,621,294)	(3,000,547)	509,654	(415,647)	(1,721,533)

Net Assets at end of period	$73,151,961	$75,796,970	$138,815,574	$145,999,790	$58,816,082	$61,816,629	$18,894,157	$19,309,804

Undistributed net investment income included in net assets	$48,745	$56,082	$754,270	$393,328	$197,562	$15,070	$–	$–

Capital Share transactions:
Class A Shares
Shares sold	491,452	903,657	990,487	1,093,950	473,774	470,864	6,602,254	6,879,831
Issued to shareholders in reinvestment of distributions	201,467	249,386	636,210	627,110	380,628	345,800	–	–
Shares redeemed	(841,621)	(805,705)	(1,508,056)	(1,408,144)	(723,719)	(439,396)	(7,382,599)	(8,374,021)

Net increase (decrease) in shares outstanding	(148,702)	347,338	118,641	312,916	130,683	377,268	(780,345)	(1,494,190)

Class B Shares
Shares sold	126,839	107,196	248,262	298,149	107,735	164,052	631,365	345,729
Issued to shareholders in reinvestment of distributions	36,060	50,974	162,102	175,928	101,238	94,492	–	–
Shares redeemed	(232,767)	(234,224)	(664,147)	(644,105)	(247,771)	(231,728)	(266,522)	(573,072)

Net increase (decrease) in shares outstanding	(69,868)	(76,054)	(253,783)	(170,028)	(38,798)	26,816	364,843	(227,343)

Class C Shares
Shares sold	241,008	345,850	74,585	186,779	11,172	36,088
Issued to shareholders in reinvestment of distributions	71,673	87,338	53,958	42,228	20,671	18,062
Shares redeemed	(233,566)	(283,227)	(130,202)	(79,781)	(32,375)	(33,075)

Net increase in shares outstanding	79,115	149,961	(1,659)	149,226	(532)	21,075

*Prior to close of business on February 29, 2016, the Fund was known as Cash Reserves Fund. See Note 1.

See accompanying Notes to Financial Statements.

42

Madison Funds | October 31, 2016

Statements of Changes in Net Assets

	Tax-Free Virginia Fund		Tax-Free National Fund		High Quality Bond Fund		Core Bond Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015	2016	2015	2016	2015

Net Assets at beginning of period	$22,659,372	$23,100,256	$27,744,109	$28,414,758	$102,551,509	$118,082,335	$223,858,567	$225,218,208

Increase (decrease) in net assets from operations:
Net investment income	479,572	557,549	634,820	681,658	1,172,898	1,068,831	4,874,355	4,625,209
Net realized gain	36,276	69,799	181,114	162,253	124,354	346,179	1,588,631	2,352,083
Net change in unrealized appreciation (depreciation)	152,467	(110,858)	211,121	(115,237)	359,047	(278,909)	3,039,357	(3,394,264)

Net increase (decrease) in net assets from operations	668,315	516,490	1,027,055	728,674	1,656,299	1,136,101	9,502,343	3,583,028

Distributions to shareholders from:
Net investment income
Class A	–	–	–	–	–	–	(739,467)	(686,660)
Class B	–	–	–	–	–	–	(39,742)	(40,569)
Class Y	(481,306)	(556,364)	(636,648)	(680,303)	(1,157,858)	(1,074,047)	(4,543,120)	(4,356,627)
Class R6	–	–	–	–	–	–	(44,763)	(15,797)
Net realized gains
Class A	–	–	–	–	–	–	(271,770)	(288,322)
Class B	–	–	–	–	–	–	(23,795)	(28,595)
Class Y	(69,797)	(150,588)	(162,274)	(217,904)	(346,318)	(118,544)	(1,544,568)	(1,598,223)
Class R6	–	–	–	–	–	–	(14,467)	(3,894)

Total distributions	(551,103)	(706,952)	(798,922)	(898,207)	(1,504,176)	(1,192,591)	(7,221,692)	(7,018,687)

Capital Stock transactions:
Class A Shares
Shares sold							5,672,094	4,601,495
Issued to shareholders in reinvestment of distributions							1,005,724	933,423
Shares redeemed							(5,542,231)	(6,179,365)

Net increase (decrease) from capital stock transactions							1,135,587	(644,447)

Class B Shares
Shares sold							107,880	256,153
Issued to shareholders in reinvestment of distributions							63,538	68,295
Shares redeemed							(554,763)	(795,720)

Net decrease from capital stock transactions							(383,345)	(471,272)

Class Y Shares
Shares sold	536,972	259,157	983,897	775,540	34,317,491	40,394,343	3,925,508	16,119,764
Issued to shareholders in reinvestment of distributions	535,004	682,954	716,733	709,457	1,386,389	760,886	1,462,479	1,482,771
Shares redeemed	(1,498,417)	(1,192,533)	(2,340,018)	(1,986,113)	(32,600,680)	(56,629,565)	(15,618,847)	(16,101,865)

Net increase (decrease) from capital stock transactions	(426,441)	(250,422)	(639,388)	(501,116)	3,103,200	(15,474,336)	(10,230,860)	1,500,670

Class R6 Shares
Shares sold							387,488	1,686,691
Issued to shareholders in reinvestment of distributions							59,231	19,691
Shares redeemed							(284,743)	(15,315)

Net increase from capital stock transactions							161,976	1,691,067

Total net increase (decrease) from capital stock transactions	(426,441)	(250,422)	(639,388)	(501,116)	3,103,200	(15,474,336)	(9,316,642)	2,076,018

Total increase (decrease) in net assets	(309,229)	(440,884)	(411,255)	(670,649)	3,255,323	(15,530,826)	(7,035,991)	(1,359,641)

Net Assets at end of period	$22,350,143	$22,659,372	$27,332,854	$27,744,109	$105,806,832	$102,551,509	$216,822,576	$223,858,567

Undistributed net investment income (loss) included in net assets	$1,966	$3,700	$2,644	$4,472	$111,636	$96,596	$23,859	$44,769

Capital Share transactions:
Class A Shares
Shares sold							559,373	452,158
Issued to shareholders in reinvestment of distributions							99,789	91,746
Shares redeemed							(545,982)	(607,067)

Net increase (decrease) in shares outstanding							113,180	(63,163)

Class B Shares
Shares sold							10,600	25,161
Issued to shareholders in reinvestment of distributions							6,318	6,712
Shares redeemed							(54,634)	(77,826)

Net decrease in shares outstanding							(37,716)	(45,953)

Class Y Shares
Shares sold	45,709	22,359	87,841	70,523	3,101,143	3,649,801	387,789	1,583,787
Issued to shareholders in reinvestment of distributions	45,640	58,764	64,336	64,491	125,606	69,007	145,618	146,113
Shares redeemed	(127,611)	(102,600)	(209,526)	(180,352)	(2,946,328)	(5,126,122)	(1,544,225)	(1,581,126)

Net increase (decrease) in shares outstanding	(36,262)	(21,477)	(57,349)	(45,338)	280,421	(1,407,314)	(1,010,818)	148,774

Class R6 Shares
Shares sold							38,493	166,291
Issued to shareholders in reinvestment of distributions							5,875	1,941
Shares redeemed							(28,318)	(1,497)

Net increase in shares outstanding							16,050	166,735

See accompanying Notes to Financial Statements.

43

Madison Funds | October 31, 2016

Statements of Changes in Net Assets

	Corporate Bond Fund		High Income Fund		Diversified Income Fund		Covered Call & Equity Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015	2016	2015	2016	2015

Net Assets at beginning of period	$23,545,115	$27,010,078	$25,503,956	$31,251,076	$147,233,643	$145,286,852	$89,071,393	$60,220,920

Increase (decrease) in net assets from operations:
Net investment income	670,481	680,289	1,168,704	1,443,566	2,313,564	2,153,698	239,728	176,859
Net realized gain (loss)	87,743	77,740	(1,432,655)	(313,632)	5,660,656	3,893,229	1,329,854	5,842,743
Net change in unrealized appreciation (depreciation)	708,932	(395,306)	1,774,630	(1,854,987)	(414,885)	(4,362,658)	2,302,123	(6,709,561)

Net increase (decrease) in net assets from operations	1,467,156	362,723	1,510,679	(725,053)	7,559,335	1,684,269	3,871,705	(689,959)

Distributions to shareholders from:
Net investment income
Class A	–	–	(1,066,848)	(1,339,819)	(2,169,597)	(2,006,159)	(774,944)	(803,931)
Class B	–	–	(65,575)	(79,813)	(134,801)	(128,802)	–	–
Class C	–	–	–	–	(129,487)	(111,519)	(542,263)	(383,709)
Class Y	(672,447)	(678,077)	(40,857)	(21,057)	–	–	(2,810,240)	(2,484,145)
Class R6	–	–	–	–	–	–	(131,637)	(75,556)
Net realized gains
Class A	–	–	–	(1,576,185)	(2,746,768)	–	(289,318)	(346,247)
Class B	–	–	–	(120,683)	(303,965)	–	–	–
Class C	–	–	–	–	(286,956)	–	(178,928)	(157,719)
Class Y	(77,757)	(40,614)	–	(11,512)	–	–	(1,036,903)	(1,233,836)
Class R6	–	–	–	–	–	–	(50,094)	(10,324)

Total distributions	(750,204)	(718,691)	(1,173,280)	(3,149,069)	(5,771,574)	(2,246,480)	(5,814,327)	(5,495,467)

Capital Stock transactions:
Class A Shares
Shares sold			987,103	1,674,886	17,024,600	14,869,686	5,213,975	7,299,764
Issued to shareholders in reinvestment of distributions			1,038,328	2,568,863	4,880,118	1,978,421	1,031,927	1,038,831
Shares redeemed			(4,074,755)	(6,104,245)	(16,208,159)	(14,726,381)	(3,700,248)	(2,453,398)

Net increase (decrease) from capital stock transactions			(2,049,324)	(1,860,496)	5,696,559	2,121,726	2,545,654	5,885,197

Class B Shares
Shares sold			94,802	160,043	1,489,442	1,577,854
Issued to shareholders in reinvestment of distributions			57,051	162,119	438,764	128,547
Shares redeemed			(213,252)	(647,318)	(2,233,370)	(2,585,540)

Net decrease from capital stock transactions			(61,399)	(325,156)	(305,164)	(879,139)

Class C Shares
Shares sold					2,021,672	3,290,899	5,551,503	5,704,108
Issued to shareholders in reinvestment of distributions					416,443	110,743	549,417	438,189
Shares redeemed					(1,852,201)	(2,135,227)	(1,596,838)	(1,013,937)

Net increase from capital stock transactions					585,914	1,266,415	4,504,082	5,128,360

Class Y Shares
Shares sold	183,681	81,139	1,892,024	1,733,581			25,903,265	51,075,935
Issued to shareholders in reinvestment of distributions	32,936	26,796	40,749	31,473			3,764,499	2,791,002
Shares redeemed	(633,161)	(3,216,930)	(1,897,065)	(1,452,400)			(18,060,929)	(32,641,444)

Net increase (decrease) from capital stock transactions	(416,544)	(3,108,995)	35,708	312,654			11,606,835	21,225,493

Class R6 Shares
Shares sold							719,403	2,861,624
Issued to shareholders in reinvestment of distributions							181,731	51,333
Shares redeemed							(563,515)	(116,108)

Net increase from capital stock transactions							337,619	2,796,849

Total net increase (decrease) from capital stock transactions	(416,544)	(3,108,995)	(2,075,015)	(1,872,998)	5,977,309	2,509,002	18,994,190	35,035,899

Total increase (decrease) in net assets	300,408	(3,464,963)	(1,737,616)	(5,747,120)	7,765,070	1,946,791	17,051,568	28,850,473

Net Assets at end of period	$23,845,523	$23,545,115	$23,766,340	$25,503,956	$154,998,713	$147,233,643	$106,122,961	$89,071,393

Undistributed net investment income (loss) included in net assets	$2,882	$4,848	$4,916	$9,492	$3,069	$–	$–	$–

Capital Share transactions:
Class A Shares
Shares sold			170,049	265,723	1,149,706	1,003,726	581,978	759,705
Issued to shareholders in reinvestment of distributions			178,480	416,152	335,770	134,264	115,406	110,180
Shares redeemed			(704,267)	(988,266)	(1,100,532)	(999,059)	(413,649)	(260,367)

Net increase (decrease) in shares outstanding			(355,738)	(306,391)	384,944	138,931	283,735	609,518

Class B Shares
Shares sold			15,627	25,728	100,171	105,641
Issued to shareholders in reinvestment of distributions			9,548	25,617	30,137	8,671
Shares redeemed			(35,765)	(100,582)	(151,055)	(174,264)

Net decrease in shares outstanding			(10,590)	(49,237)	(20,747)	(59,952)

Class C Shares
Shares sold					135,512	221,556	642,363	612,689
Issued to shareholders in reinvestment of distributions					28,605	7,477	63,469	47,722
Shares redeemed					(125,613)	(144,085)	(183,825)	(108,461)

Net increase from capital stock transactions					38,504	84,948	522,007	551,950

Class Y Shares
Shares sold	15,894	7,034	331,236	287,679			2,840,804	5,296,137
Issued to shareholders in reinvestment of distributions	2,872	2,338	7,124	5,194			414,352	294,148
Shares redeemed	(55,577)	(282,934)	(331,721)	(237,196)			(2,002,851)	(3,394,084)

Net increase (decrease) in shares outstanding	(36,811)	(273,562)	6,639	55,677			1,252,305	2,196,201

Class R6 Shares
Shares sold							77,492	295,083
Issued to shareholders in reinvestment of distributions							19,912	5,516
Shares redeemed							(61,441)	(12,115)

Net increase in shares outstanding							35,963	288,484

See accompanying Notes to Financial Statements.

44

Madison Funds | October 31, 2016

Statements of Changes in Net Assets

	Dividend Income Fund		Large Cap Value Fund		Investors Fund		Mid Cap Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015	2016	2015	2016	2015

Net Assets at beginning of period	$20,924,558	$21,518,235	$177,208,386	$203,817,722	$118,284,204	$173,358,800	$265,880,184	$290,650,610

Increase (decrease) in net assets from operations:
Net investment income (loss)	1,083,945	370,248	1,564,854	1,202,520	571,085	850,971	(588,643)	(1,433,150)
Net realized gain	2,369,983	830,164	13,539,337	19,715,065	8,295,419	14,548,492	14,740,332	15,183,881
Net change in unrealized appreciation (depreciation)	1,225,487	(863,192)	(6,493,824)	(22,072,941)	22,660,122 [1]	(7,809,747)	(3,041,950)	2,822,289

Net increase (decrease) in net assets from operations	4,679,415	337,220	8,610,367	(1,155,356)	31,526,626	7,589,716	11,109,739	16,573,020

Distributions to shareholders from:
Net investment income
Class A	–	–	(385,702)	(530,834)	(12,985)	(3,124)	–	–
Class B	–	–	(4,614)	(982)	–	–	–	–
Class Y	(1,027,860)	(355,808)	(924,359)	(1,222,110)	(866,821)	(722,755)	–	–
Class R6	–	–	–	–	(66,629)	(31,748)	–	–
Net realized gains
Class A	–	–	(7,048,086)	(9,855,995)	(290,582)	(282,552)	(3,119,742)	(10,096,248)
Class B	–	–	(458,770)	(680,861)	–	–	(229,780)	(827,997)
Class Y	(838,307)	(1,219,689)	(11,989,841)	(16,853,584)	(13,633,242)	(29,941,971)	(11,027,407)	(36,856,357)
Class R6	–	–	–	–	(863,240)	(1,315,235)	(549,126)	(1,049,409)

Total distributions	(1,866,167)	(1,575,497)	(20,811,372)	(29,144,366)	(15,733,499)	(32,297,385)	(14,926,055)	(48,830,011)

Capital Stock transactions:
Class A Shares
Shares sold			3,290,087	4,423,301	2,526,425	1,008,592	3,607,742	3,292,194
Issued in merger			–	–	60,299,634	–	–	–
Issued to shareholders in reinvestment of distributions			7,418,601	10,243,270	303,567	279,828	3,116,694	10,025,872
Shares redeemed			(8,388,132)	(10,600,838)	(5,685,925)	(231,323)	(6,750,425)	(9,476,158)

Net increase (decrease) from capital stock transactions			2,320,556	4,065,733	57,443,701	1,057,097	(25,989)	3,841,908

Class B Shares
Shares sold			352,221	427,559			265,455	320,087
Issued to shareholders in reinvestment of distributions			463,383	678,940			229,779	827,123
Shares redeemed			(1,098,195)	(1,141,251)			(898,341)	(1,358,274)

Net increase (decrease) from capital stock transactions			(282,591)	(34,752)			(403,107)	(211,064)

Class Y Shares
Shares sold	81,433,767	1,989,210	9,682,939	12,963,807	50,116,980	11,006,964	79,449,133	27,769,283
Issued in merger	–	–	–	–	56,267,155	–	–	–
Issued to shareholders in reinvestment of distributions	1,819,290	1,511,616	12,900,310	18,074,172	14,292,493	17,846,708	9,641,548	25,946,268
Shares redeemed	(4,588,971)	(2,856,226)	(86,564,617)	(31,378,574)	(33,640,135)	(62,675,960)	(43,419,292)	(55,123,047)

Net increase (decrease) from capital stock transactions	78,664,086	644,600	(63,981,368)	(340,595)	87,036,493	(33,822,288)	45,671,389	(1,407,496)

Class R6 Shares
Shares sold					799,964	2,128,479	683,855	4,515,567
Issued to shareholders in reinvestment of distributions					929,869	1,346,983	549,126	1,049,409
Shares redeemed					(1,648,831)	(1,077,198)	(2,125,166)	(301,759)

Net increase (decrease) from capital stock transactions					81,002	2,398,264	(892,185)	5,263,217

Total net increase (decrease) from capital stock transactions	78,664,086	644,600	(61,943,403)	3,690,386	144,561,196	(30,366,927)	44,350,108	7,486,565

Total increase (decrease) in net assets	81,477,334	(593,677)	(74,144,408)	(26,609,336)	160,354,323	(55,074,596)	40,533,792	(24,770,426)

Net Assets at end of period	$102,401,892	$20,924,558	$103,063,978	$177,208,386	$278,638,527	$118,284,204	$306,413,976	$265,880,184

Undistributed net investment income (loss) included in net assets	$59,135	$8,506	$1,110,413	$860,234	$408,368	$795,675	$(546,715)	$–

Capital Share transactions:
Class A Shares
Shares sold			218,277	255,629	131,336	47,076	442,695	378,026
Issued in merger			–	–	3,491,053	–	–	–
Issued to shareholders in reinvestment of distributions			503,981	596,927	16,561	13,268	386,207	1,182,296
Shares redeemed			(556,810)	(636,857)	(293,049)	(11,159)	(822,763)	(1,116,448)

Net increase in shares outstanding			165,448	215,699	3,345,901	49,185	6,139	443,874

Class B Shares
Shares sold			24,057	25,274			37,317	42,643
Issued to shareholders in reinvestment of distributions			32,068	40,127			33,544	112,995
Shares redeemed			(74,341)	(67,859)			(129,518)	(182,024)

Net increase (decrease) in shares outstanding			(18,216)	(2,458)			(58,657)	(26,386)

Class Y Shares
Shares sold	3,758,374	87,166	662,380	777,399	2,600,056	521,213	9,575,828	3,149,762
Issued in merger					3,678,946
Issued to shareholders in reinvestment of distributions	82,612	66,708	876,976	1,054,503	779,307	845,815	1,157,449	2,978,906
Shares redeemed	(205,000)	(126,660)	(5,867,684)	(1,822,188)	(1,738,632)	(2,892,859)	(5,118,248)	(6,101,904)

Net increase (decrease) in shares outstanding	3,635,986	27,214	(4,328,328)	9,714	5,319,677	(1,525,831)	5,615,029	26,764

Class R6 Shares
Shares sold					43,005	87,423	80,726	508,499
Issued to shareholders in reinvestment of distributions					50,482	63,627	65,062	119,523
Shares redeemed					(86,385)	(50,991)	(246,165)	(33,600)

Net increase (decrease) in shares outstanding					7,102	100,059	(100,377)	594,422

[1] Includes $11,448,706 of unrealized appreciation that was associated with the Madison Large Cap Growth Fund reorganization into the Madison Investors Fund after market close in February 26, 2016.

See accompanying Notes to Financial Statements.

45

Madison Funds | October 31, 2016

Statements of Changes in Net Assets

					Hansberger International
	Small Cap Fund		International Stock Fund		Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015	2016	2015

Net Assets at beginning of period	$87,600,246	$64,439,940	$38,329,644	$33,010,915	$33,405,022	$156,780,547

Increase (decrease) in net assets from operations:
Net investment income	448,463	246,443	399,573	361,192	134,550	508,794
Net realized gain (loss)	3,787,484	3,744,598	(2,145,772)	365,802	728,109	8,360,702
Net change in unrealized depreciation	(2,674,212)	(991,275)	(910,500)	(805,075)	(1,746,458)	(6,988,840)

Net increase (decrease) in net assets from operations	1,561,735	2,999,766	(2,656,699)	(78,081)	(883,799)	1,880,656

Distributions to shareholders from:
Net investment income
Class A	(3,775)	(8,622)	(176,364)	(533,657)	–	–
Class B	–	–	(3,888)	(31,860)	–	–
Class Y	(237,790)	(334,294)	(171,460)	(210,332)	(22,052)	(130,885)
Class I	–	–	–	–	(316,932)	(2,365,747)
Net realized gains
Class A	(121,988)	(191,090)	–	–	–	–
Class B	(15,891)	(25,961)	–	–	–	–
Class Y	(2,938,689)	(3,500,200)	–	–	(20,201)	–
Class I	–	–	–	–	(256,002)	–

Total distributions	(3,318,133)	(4,060,167)	(351,712)	(775,849)	(615,187)	(2,496,632)

Capital Stock transactions:
Class A Shares
Shares sold	606,668	773,600	1,668,297	2,379,285
Issued to shareholders in reinvestment of distributions	125,763	199,707	175,730	527,393
Shares redeemed	(901,778)	(1,112,553)	(2,835,303)	(4,455,302)

Net increase (decrease) from capital stock transactions	(169,347)	(139,246)	(991,276)	(1,548,624)

Class B Shares
Shares sold	40,701	84,462	103,012	279,135
Issued to shareholders in reinvestment of distributions	15,891	25,961	3,888	31,860
Shares redeemed	(85,433)	(184,776)	(390,564)	(651,975)

Net increase (decrease) from capital stock transactions	(28,841)	(74,353)	(283,664)	(340,980)

Class Y Shares
Shares sold	17,647,916	26,907,349	7,199,981	12,453,021	449,893	15,399
Issued to shareholders in reinvestment of distributions	3,057,380	3,544,488	171,460	210,332	42,116	128,025
Shares redeemed	(11,342,587)	(6,017,531)	(6,159,021)	(4,601,090)	(862,864)	(484,040)

Net increase (decrease) from capital stock transactions	9,362,709	24,434,306	1,212,420	8,062,263	(370,855)	(340,616)

Class I Shares
Shares sold					132,882	819,009
Issued to shareholders in reinvestment of distributions					572,935	2,365,747
Shares redeemed					(13,588,197)	(125,603,689)

Net increase (decrease) from capital stock transactions					(12,882,380)	(122,418,933)

Total net increase (decrease) from capital stock transactions	9,164,521	24,220,707	(62,520)	6,172,659	(13,253,235)	(122,759,549)

Total increase (decrease) in net assets	7,408,123	23,160,306	(3,070,931)	5,318,729	(14,752,221)	(123,375,525)

Net Assets at end of period	$95,008,369	$87,600,246	$35,258,713	$38,329,644	$18,652,801	$33,405,022

Undistributed net investment income included in net assets	$290,489	$112,311	$386,670	$351,817	$(3,239)	$129,997

Capital Share transactions:
Class A Shares
Shares sold	41,423	51,618	137,881	178,791
Issued to shareholders in reinvestment of distributions	8,697	13,261	13,718	41,790
Shares redeemed	(62,006)	(74,908)	(230,240)	(341,596)

Net increase (decrease) in shares outstanding	(11,886)	(10,029)	(78,641)	(121,015)

Class B Shares
Shares sold	2,898	5,872	8,565	21,503
Issued to shareholders in reinvestment of distributions	1,158	1,802	309	2,569
Shares redeemed	(6,194)	(12,831)	(32,528)	(50,526)

Net increase (decrease) in shares outstanding	(2,138)	(5,157)	(23,654)	(26,454)

Class Y Shares
Shares sold	1,241,455	1,782,129	573,993	938,710	28,387	905
Issued to shareholders in reinvestment of distributions	211,145	235,202	13,385	16,680	2,707	8,270
Shares redeemed	(774,035)	(397,954)	(506,676)	(358,949)	(55,731)	(29,533)

Net increase (decrease) in shares outstanding	678,565	1,619,377	80,702	596,441	(24,637)	(20,358)

Class I Shares
Shares sold					8,731	48,884
Issued to shareholders in reinvestment of distributions					36,821	152,826
Shares redeemed					(904,662)	(7,498,009)

Net increase (decrease) in shares outstanding					(859,110)	(7,296,299)

See accompanying Notes to Financial Statements.

46

Madison Funds | October 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND

	CLASS A					CLASS B					CLASS C

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net Asset Value at beginning of period	$10.63	$11.15	$10.68	$10.43	$9.94	$10.69	$11.19	$10.71	$10.42	$9.94	$10.69	$11.20	$10.72	$10.43	$9.95
Income from Investment Operations:
Net investment income[1]	0.14	0.13	0.15	0.22	0.24	0.07	0.06	0.06	0.15	0.16	0.06	0.05	0.06	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.17	–	0.50	0.48	0.50	0.16	(0.01)	0.51	0.47	0.50	0.18	(0.01)	0.51	0.46	0.50

Total from investment operations	0.31	0.13	0.65	0.70	0.74	0.23	0.05	0.57	0.62	0.66	0.24	0.04	0.57	0.62	0.66
Less Distributions From:
Net investment income	(0.16)	(0.17)	(0.14)	(0.45)	(0.25)	(0.08)	(0.07)	(0.05)	(0.33)	(0.18)	(0.08)	(0.07)	(0.05)	(0.33)	(0.18)
Capital gains	(0.32)	(0.48)	(0.04)	–	–	(0.32)	(0.48)	(0.04)	–	–	(0.32)	(0.48)	(0.04)	–	–

Total distributions	(0.48)	(0.65)	(0.18)	(0.45)	(0.25)	(0.40)	(0.55)	(0.09)	(0.33)	(0.18)	(0.40)	(0.55)	(0.09)	(0.33)	(0.18)
Net increase (decrease) in net asset value	(0.17)	(0.52)	0.47	0.25	0.49	(0.17)	(0.50)	0.48	0.29	0.48	(0.16)	(0.51)	0.48	0.29	0.48
Net Asset Value at end of period	$10.46	$10.63	$11.15	$10.68	$10.43	$10.52	$10.69	$11.19	$10.71	$10.42	$10.53	$10.69	$11.20	$10.72	$10.43
Total Return (%)[2]	3.10	1.17	6.13	6.90	7.60	2.27	0.44	5.41	6.05	6.75	2.37	0.34	5.41	6.05	6.75
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$43,752	$46,039	$44,438	$42,353	$41,905	$9,175	$10,064	$11,393	$11,569	$9,521	$20,225	$19,694	$18,948	$16,787	$10,813
Ratios of expenses to average net assets (%)	0.71	0.70	0.70	0.70	0.70	1.46	1.45	1.45	1.45	1.45	1.46	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets (%)	1.36	1.23	1.35	2.09	2.34	0.60	0.59	0.59	1.29	1.61	0.54	0.49	0.57	1.22	1.49
Portfolio turnover (%)[3]	82	83	96	69	40	82	83	96	69	40	82	83	96	69	40
	MODERATE ALLOCATION FUND

	CLASS A					CLASS B					CLASS C

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net Asset Value at beginning of period	$11.62	$12.27	$11.50	$10.35	$9.76	$11.52	$12.19	$11.43	$10.29	$9.70	$11.53	$12.20	$11.44	$10.30	$9.71
Income from Investment Operations:
Net investment income[1]	0.13	0.13	0.12	0.17	0.19	0.06	0.05	0.04	0.09	0.11	0.05	0.02	0.03	0.10	0.10
Net realized and unrealized gain on investments	0.18	0.04	0.80	1.23	0.63	0.16	0.04	0.78	1.23	0.63	0.17	0.07	0.79	1.22	0.64

Total from investment operations	0.31	0.17	0.92	1.40	0.82	0.22	0.09	0.82	1.32	0.74	0.22	0.09	0.82	1.32	0.74
Less Distributions From:
Net investment income	(0.12)	(0.17)	(0.15)	(0.25)	(0.23)	(0.06)	(0.11)	(0.06)	(0.18)	(0.15)	(0.06)	(0.11)	(0.06)	(0.18)	(0.15)
Capital gains	(0.63)	(0.65)	–	–	–	(0.63)	(0.65)	–	–	–	(0.63)	(0.65)	–	–	–

Total distributions	(0.75)	(0.82)	(0.15)	(0.25)	(0.23)	(0.69)	(0.76)	(0.06)	(0.18)	(0.15)	(0.69)	(0.76)	(0.06)	(0.18)	(0.15)
Net increase (decrease) in net asset value	(0.44)	(0.65)	0.77	1.15	0.59	(0.47)	(0.67)	0.76	1.14	0.59	(0.47)	(0.67)	0.76	1.14	0.59
Net Asset Value at end of period	$11.18	$11.62	$12.27	$11.50	$10.35	$11.05	$11.52	$12.19	$11.43	$10.29	$11.06	$11.53	$12.20	$11.44	$10.30
Total Return (%)[2]	2.95	1.44	8.03	13.87	8.55	2.15	0.72	7.18	12.98	7.77	2.15	0.72	7.17	12.97	7.77
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$104,276	$107,043	$109,148	$104,849	$92,954	$25,440	$29,451	$33,235	$33,070	$29,821	$9,100	$9,506	$8,238	$7,347	$5,253
Ratios of expenses to average net assets (%)	0.71	0.70	0.70	0.70	0.70	1.46	1.45	1.45	1.45	1.45	1.46	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets (%)	1.13	1.02	1.00	1.55	1.86	0.58	0.41	0.27	0.82	1.11	0.47	0.01	0.21	0.82	1.02
Portfolio turnover (%)[3]	97	81	89	69	50	97	81	89	69	50	97	81	89	69	50
[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

47

Madison Funds | October 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	AGGRESSIVE ALLOCATION FUND

	CLASS A					CLASS B						CLASS C

	Year Ended October 31,					Year Ended October 31,						Year Ended October 31,

	2016	2015	2014	2013	2012	2016	2015	2014		2013	2012	2016	2015	2014	2013	2012

Net Asset Value at beginning of period	$11.87	$12.81	$11.72	$10.01	$9.32	$11.65	$12.61	$11.59		$9.89	$9.23	$11.66	$12.62	$11.60	$9.90	$9.24
Income from Investment Operations:
Net investment income[1]	0.12	0.11	0.09	0.12	0.12	0.06	0.03	0.00	[4]	0.04	0.05	0.05	0.02	(0.01)	0.05	0.03
Net realized and unrealized gain on investments	0.15	0.10	1.04	1.80	0.70	0.12	0.09	1.02		1.80	0.68	0.13	0.10	1.03	1.79	0.70

Total from investment operations	0.27	0.21	1.13	1.92	0.82	0.18	0.12	1.02		1.84	0.73	0.18	0.12	1.02	1.84	0.73
Less Distributions From:
Net investment income	(0.10)	(0.20)	(0.04)	(0.21)	(0.13)	(0.08)	(0.13)	–		(0.14)	(0.07)	(0.08)	(0.13)	–	(0.14)	(0.07)
Capital gains	(0.92)	(0.95)	–	–	–	(0.92)	(0.95)	–		–	–	(0.92)	(0.95)	–	–	–

Total distributions	(1.02)	(1.15)	(0.04)	(0.21)	(0.13)	(1.00)	(1.08)	–		(0.14)	(0.07)	(1.00)	(1.08)	–	(0.14)	(0.07)
Net increase (decrease) in net asset value	(0.75)	(0.94)	1.09	1.71	0.69	(0.82)	(0.96)	1.02		1.70	0.66	(0.82)	(0.96)	1.02	1.70	0.66
Net Asset Value at end of period	$11.12	$11.87	$12.81	$11.72	$10.01	$10.83	$11.65	$12.61		$11.59	$9.89	$10.84	$11.66	$12.62	$11.60	$9.90
Total Return (%)[2]	2.65	1.66	9.67	19.56	8.87	1.88	0.91	8.80		18.79	7.99	1.87	0.91	8.79	18.78	7.98
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$45,317	$46,834	$45,697	$41,526	$33,282	$11,089	$12,383	$13,063		$12,365	$10,787	$2,411	$2,600	$2,547	$2,116	$1,099
Ratios of expenses to average net assets (%)	0.71	0.70	0.70	0.70	0.70	1.46	1.45	1.45		1.45	1.45	1.46	1.45	1.45	1.45	1.45
Ratio of net investment income (loss) to average net assets (%)	1.04	0.81	0.73	1.02	1.22	0.56	0.21	(0.01)		0.34	0.48	0.42	0.05	(0.09)	0.10	0.32
Portfolio turnover (%)[3]	98	72	78	67	67	98	72	78		67	67	98	72	78	67	67

	GOVERNMENT MONEY MARKET FUND*

	CLASS A										CLASS B

	Year Ended October 31,										Year Ended October 31,

	2016		2015		2014		2013		2012		2016		2015		2014		2013		2012

Net Asset Value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income[1]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]

Total from investment operations	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]
Net increase in net asset value	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]
Net Asset Value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)[2]	0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$18,295		$19,076		$20,570		$24,552		$11,654		$599		$234		$461		$524		$826
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.56		0.55		0.55		0.55		0.55		1.30		1.30		1.30		1.30		1.30
After reimbursement of expenses by Adviser (%)	0.28	[5]	0.07	[5]	0.07	[5]	0.09	[5]	0.08	[5]	0.28	[5]	0.08	[5]	0.07	[5]	0.10	[5]	0.07	[5]
Ratio of net investment income (loss) to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.00	[5]	0.00	[5]	0.00	[5]	(0.00)[5]		0.00	[5]	0.00	[5]	0.00	[5]	0.00	[5]	0.00	[5]	0.00	[5]

*	Prior to close of business on February 29, 2016, the Fund was known as the Cash Reserves Fund. See Note 1.
[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Amounts represent less than $0.005 per share.
[5]	Ratio is net of fees waived by the adviser and distributor (See Note 3).

See accompanying Notes to Financial Statements.

48

Madison Funds | October 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	TAX-FREE VIRGINIA FUND*							TAX-FREE NATIONAL FUND*

	CLASS Y							CLASS Y

	Year Ended October 31,					Year Ended September 30,		Year Ended October 31,					Year Ended September 30,

	2016	2015	2014	2013 [6]		2013	2012	2016	2015	2014	2013 [6]		2013	2012

Net Asset Value at beginning of period	$11.61	$11.70	$11.54	$11.50		$12.24	$11.92	$11.01	$11.08	$10.73	$10.70		$11.44	$11.05
Income from Investment Operations:
Net investment income[1]	0.25	0.28	0.30	0.03		0.32	0.35	0.26	0.27	0.29	0.03		0.32	0.33
Net realized and unrealized gain (loss) on investments	0.10	(0.01)	0.35	0.04		(0.65)	0.33	0.15	0.01	0.40	0.03		(0.66)	0.43

Total from investment operations	0.35	0.27	0.65	0.07		(0.33)	0.68	0.41	0.28	0.69	0.06		(0.34)	0.76
Less Distributions From:
Net investment income	(0.25)	(0.28)	(0.30)	(0.03)		(0.32)	(0.35)	(0.26)	(0.27)	(0.29)	(0.03)		(0.32)	(0.33)
Capital gains	(0.04)	(0.08)	(0.19)	–		(0.09)	(0.01)	(0.06)	(0.08)	(0.05)	–		(0.08)	(0.04)

Total distributions	(0.29)	(0.36)	(0.49)	(0.03)		(0.41)	(0.36)	(0.32)	(0.35)	(0.34)	(0.03)		(0.40)	(0.37)
Net increase (decrease) in net asset value	0.06	(0.09)	0.16	0.04		(0.74)	0.32	0.09	(0.07)	0.35	0.03		(0.74)	0.39
Net Asset Value at end of period	$11.67	$11.61	$11.70	$11.54		$11.50	$12.24	$11.10	$11.01	$11.08	$10.73		$10.70	$11.44
Total Return (%)[2]	3.01	2.36	5.82	0.57	[4]	(2.77)	5.75	3.75	2.61	6.52	0.52	[4]	(3.03)	7.02
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$22,350	$22,659	$23,100	$23,408		$23,215	$26,117	$27,333	$27,744	$28,415	$27,805		$28,328	$31,526
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.86	0.85	0.85	0.85	[5]	0.85	0.98	0.79	0.85	0.85	0.85	[5]	0.85	1.00
After reimbursement of expenses by Adviser (%)	0.86	0.85	0.85	0.85	[5]	0.85	–	0.79	0.85	0.85	0.85	[5]	0.85	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.12	2.45	2.63	2.585		2.71	2.88	2.27	2.44	2.65	2.79	[5]	2.92	2.97
Portfolio turnover (%)[3]	12	12	16	–	[4]	14	12	9	15	30	6	[4]	24	13

	HIGH QUALITY BOND FUND*

	CLASS Y

	Year Ended October 31,				Year Ended December 31,

	2016	2015	2014	2013[7]	2012	2011

Net Asset Value at beginning of period	$11.04	$11.04	$11.07	$11.21	$11.15	$10.94
Income from Investment Operations:
Net investment income[1]	0.12	0.11	0.11	0.09	0.13	0.16
Net realized and unrealized gain (loss) on investments	0.06	0.01	0.01	(0.13)	0.10	0.22

Total from investment operations	0.18	0.12	0.12	(0.04)	0.23	0.38
Less Distributions From:
Net investment income	(0.12)	(0.11)	(0.11)	(0.08)	(0.13)	(0.16)
Capital gains	(0.04)	(0.01)	(0.04)	(0.02)	(0.04)	(0.01)

Total distributions	(0.16)	(0.12)	(0.15)	(0.10)	(0.17)	(0.17)
Net increase (decrease) in net asset value	0.02	–	(0.03)	(0.14)	0.06	0.21
Net Asset Value at end of period	$11.06	$11.04	$11.04	$11.07	$11.21	$11.15
Total Return (%)[2]	1.62	1.11	1.12	(0.35)[4]	2.04	3.53
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$105,807	$102,552	$118,082	$132,688	$109,694	$104,849
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.50	0.49	0.49	0.49 [5]	0.49	0.49
After reimbursement of expenses by Adviser (%)	0.50	0.49	0.49	0.49 [5]	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.10	1.00	1.00	0.99 [5]	1.15	1.48
Portfolio turnover (%)[3]	25	35	20	30 [4]	29	9

*	The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Not annualized.
[5]	Annualized.
[6]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 1 month of information.
[7]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

49

Madison Funds | October 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	CORE BOND FUND

	CLASS A					CLASS B					CLASS Y

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net Asset Value at beginning of period	$10.09	$10.25	$10.21	$10.66	$10.59	$10.10	$10.25	$10.22	$10.67	$10.59	$10.07	$10.22	$10.19	$10.64	$10.58
Income from Investment Operations:
Net investment income[1]	0.20	0.19	0.22	0.26	0.26	0.13	0.11	0.14	0.18	0.18	0.23	0.21	0.23	0.28	0.29
Net realized and unrealized gain (loss) on investments	0.21	(0.05)	0.09	(0.46)	0.07	0.21	(0.04)	0.08	(0.46)	0.08	0.20	(0.04)	0.09	(0.45)	0.06

Total from investment operations	0.41	0.14	0.31	(0.20)	0.33	0.34	0.07	0.22	(0.28)	0.26	0.43	0.17	0.32	(0.17)	0.35
Less Distributions From:
Net investment income	(0.22)	(0.21)	(0.22)	(0.25)	(0.26)	(0.15)	(0.13)	(0.14)	(0.17)	(0.18)	(0.25)	(0.23)	(0.24)	(0.28)	(0.29)
Capital gains	(0.08)	(0.09)	(0.05)	–	–	(0.08)	(0.09)	(0.05)	–	–	(0.08)	(0.09)	(0.05)	–	–

Total distributions	(0.30)	(0.30)	(0.27)	(0.25)	(0.26)	(0.23)	(0.22)	(0.19)	(0.17)	(0.18)	(0.33)	(0.32)	(0.29)	(0.28)	(0.29)
Net increase (decrease) in net asset value	0.11	(0.16)	0.04	(0.45)	0.07	0.11	(0.15)	0.03	(0.45)	0.08	0.10	(0.15)	0.03	(0.45)	0.06
Net Asset Value at end of period	$10.20	$10.09	$10.25	$10.21	$10.66	$10.21	$10.10	$10.25	$10.22	$10.67	$10.17	$10.07	$10.22	$10.19	$10.64
Total Return (%)[2]	4.21	1.34	3.04	(1.92)	3.11	3.43	0.69	2.18	(2.65)	2.43	4.40	1.71	3.23	(1.65)	3.36
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$34,325	$32,823	$33,973	$40,104	$45,671	$2,575	$2,929	$3,445	$4,433	$6,088	$178,046	$186,414	$187,790	$109,247	$74,486
Ratios of expenses to average net assets (%)	0.91	0.90	0.90	0.90	0.90	1.66	1.65	1.65	1.65	1.65	0.66	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	2.00	1.85	2.10	2.42	2.41	1.25	1.10	1.36	1.68	1.66	2.25	2.10	2.30	2.64	2.64
Portfolio turnover (%)[3]	39	57	41	24	6	39	57	41	24	6	39	57	41	24	6

	CORE BOND FUND				CORPORATE BOND FUND*

	CLASS R6				CLASS Y

	Year Ended October 31,			Inception to 10/31/13[6]	Year Ended October 31,				Year Ended December 31,

	2016	2015	2014		2016	2015	2014	2013 [8]	2012	2011

Net Asset Value at beginning of period	$10.09	$10.24	$10.20	$10.53	$11.34	$11.49	$11.27	$11.67	$11.27	$10.81
Income from Investment Operations:
Net investment income[1]	0.24	0.23	0.20	0.14	0.33	0.29	0.25	0.19	0.24	0.22
Net realized and unrealized gain (loss) on investments	0.21	(0.06)	0.13	(0.34)	0.39	(0.13)	0.22	(0.38)	0.39	0.61

Total from investment operations	0.45	0.17	0.33	(0.20)	0.72	0.16	0.47	(0.19)	0.63	0.83
Less Distributions From:
Net investment income	(0.25)	(0.23)	(0.24)	(0.13)	(0.33)	(0.29)	(0.25)	(0.19)	(0.23)	(0.36)
Capital gains	(0.08)	(0.09)	(0.05)	–	(0.04)	(0.02)	–	(0.02)	(0.00)[7]	(0.01)

Total distributions	(0.33)	(0.32)	(0.29)	(0.13)	(0.37)	(0.31)	(0.25)	(0.21)	(0.23)	(0.37)
Net increase (decrease) in net asset value	0.12	(0.15)	0.04	(0.33)	0.35	(0.15)	0.22	(0.40)	0.40	0.46
Net Asset Value at end of period	$10.21	$10.09	$10.24	$10.20	$11.69	$11.34	$11.49	$11.27	$11.67	$11.27
Total Return (%)[2]	4.59	1.71	3.32	(1.86)[4]	6.45	1.40	4.21	(1.58)[4]	5.72	7.83
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,876	$1,693	$10	$10	$23,846	$23,545	$27,010	$19,743	$19,813	$17,550
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.53	0.52	0.54	0.53 [5]	0.66	0.65	0.65	0.65 [5]	0.67	0.69
After reimbursement of expenses by Adviser (%)	0.53	0.52	0.54	0.53 [5]	0.66	0.65	0.65	0.65 [5]	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.38	2.24	1.99	2.71 [5]	2.86	2.55	2.22	2.05 [5]	2.04	1.98
Portfolio turnover (%)[3]	39	57	41	24 [4]	36	37	31	10 [4]	11	10

*	The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Not annualized.
[5]	Annualized.
[6]	Commenced investment operations at the close of business on April 22, 2013.
[7]	Amounts represent less than $0.005 per share.
[8]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

50

Madison Funds | October 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	HIGH INCOME FUND

	CLASS A					CLASS B					CLASS Y

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net Asset Value at beginning of period	$5.93	$6.79	$7.15	$7.15	$6.95	$6.08	$6.95	$7.30	$7.26	$7.05	$5.86	$6.73	$7.09	$7.10	$6.92
Income from Investment Operations:
Net investment income[1]	0.29	0.32	0.35	0.41	0.45	0.26	0.29	0.30	0.37	0.40	0.27	0.01	1.02	0.45	0.47
Net realized and unrealized gain (loss) on investments	0.10	(0.47)	–	0.03	0.20	0.10	(0.50)	–	0.03	0.20	0.13	(0.14)	(0.65)	0.01	0.19

Total from investment operations	0.39	(0.15)	0.35	0.44	0.65	0.36	(0.21)	0.30	0.40	0.60	0.40	(0.13)	0.37	0.46	0.66
Less Distributions From:
Net investment income	(0.29)	(0.32)	(0.36)	(0.44)	(0.45)	(0.25)	(0.27)	(0.30)	(0.36)	(0.39)	(0.32)	(0.35)	(0.38)	(0.47)	(0.48)
Capital gains	–	(0.39)	(0.35)	–	–	–	(0.39)	(0.35)	–	–	–	(0.39)	(0.35)	–	–

Total distributions	(0.29)	(0.71)	(0.71)	(0.44)	(0.45)	(0.25)	(0.66)	(0.65)	(0.36)	(0.39)	(0.32)	(0.74)	(0.73)	(0.47)	(0.48)
Net increase (decrease) in net asset value	0.10	(0.86)	(0.36)	(0.00)[7]	0.20	0.11	(0.87)	(0.35)	0.04	0.21	0.08	(0.87)	(0.36)	(0.01)	0.18
Net Asset Value at end of period	$6.03	$5.93	$6.79	$7.15	$7.15	$6.19	$6.08	$6.95	$7.30	$7.26	$5.94	$5.86	$6.73	$7.09	$7.10
Total Return (%)[2]	6.91	(2.29)	5.20	6.29	9.67	6.07	(3.11)	4.47	5.60	8.74	7.15	(2.00)	5.59	6.68	9.92
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,403	$23,155	$28,596	$28,530	$27,061	$1,651	$1,685	$2,267	$2,566	$2,983	$712	$664	$388	$17,449	$53,121
Ratios of expenses to average net assets (%)	1.01	1.00	1.00	1.00	1.00	1.76	1.75	1.75	1.75	1.75	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets (%)	4.98	5.12	5.05	5.63	6.35	4.23	4.36	4.30	4.89	5.60	5.20	5.39	5.36	5.95	6.61
Portfolio turnover (%)[3]	73	28	52	28	36	73	28	52	28	36	73	28	52	28	36

	DIVERSIFIED INCOME FUND

	CLASS A					CLASS B					CLASS C

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,				Inception to 10/31/12[4]

	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012	2016	2015	2014	2013

Net Asset Value at beginning of period	$14.75	$14.79	$13.89	$12.54	$11.68	$14.83	$14.88	$13.98	$12.61	$11.74	$14.83	$14.88	$13.97	$12.61	$12.53
Income from Investment Operations:
Net investment income[1]	0.25	0.23	0.23	0.24	0.26	0.14	0.13	0.13	0.13	0.18	0.14	0.13	0.13	0.13	0.04
Net realized and unrealized gain (loss) on investments	0.52	(0.03)	0.90	1.35	0.86	0.53	(0.04)	0.90	1.37	0.86	0.53	(0.04)	0.91	1.36	0.08

Total from investment operations	0.77	0.20	1.13	1.59	1.12	0.67	0.09	1.03	1.50	1.04	0.67	0.09	1.04	1.49	0.12
Less Distributions From:
Net investment income	(0.26)	(0.24)	(0.23)	(0.24)	(0.26)	(0.15)	(0.14)	(0.13)	(0.13)	(0.17)	(0.15)	(0.14)	(0.13)	(0.13)	(0.04)
Capital gains	(0.34)	–	–	–	–	(0.34)	–	–	–	–	(0.34)	–	–	–	–

Total distributions	(0.60)	(0.24)	(0.23)	(0.24)	(0.26)	(0.49)	(0.14)	(0.13)	(0.13)	(0.17)	(0.49)	(0.14)	(0.13)	(0.13)	(0.04)
Net increase (decrease) in net asset value	0.17	(0.04)	0.90	1.35	0.86	0.18	(0.05)	0.90	1.37	0.87	0.18	(0.05)	0.91	1.36	0.08
Net Asset Value at end of period	$14.92	$14.75	$14.79	$13.89	$12.54	$15.01	$14.83	$14.88	$13.98	$12.61	$15.01	$14.83	$14.88	$13.97	$12.61
Total Return (%)[2]	5.38	1.39	8.22	12.76	9.69	4.63	0.58	7.37	11.99	8.89	4.63	0.64	7.38	11.91	0.94	[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$128,208	$121,026	$119,364	$105,521	$86,952	$13,293	$13,442	$14,378	$14,297	$14,387	$13,498	$12,766	$11,545	$6,732	$924
Ratios of expenses to average net assets (%)	1.11	1.10	1.10	1.10	1.10	1.86	1.85	1.85	1.85	1.85	1.86	1.85	1.85	1.84	1.83	[6]
Ratio of net investment income to average net assets (%)	1.68	1.59	1.61	1.75	2.14	0.94	0.84	0.86	1.01	1.42	0.93	0.84	0.83	0.88	0.83	[6]
Portfolio turnover (%)[3]	35	25	23	18	21	35	25	23	18	21	35	25	23	18	21	[5]

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Commenced investment operations July 31, 2012.
[5]	Not annualized.
[6]	Annualized.
[7]	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

51

Madison Funds | October 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	COVERED CALL & EQUITY INCOME FUND[1]

	CLASS A					CLASS C						CLASS Y

	Year Ended October 31,					Year Ended October 31,				Inception to 10/31/12[8]		Year Ended October 31,

	2016	2015	2014	2013	2012	2016	2015	2014	2013			2016	2015	2014	2013	2012

Net Asset Value at beginning of period	$9.14	$9.92	$9.99	$9.76	$9.76	$8.89	$9.74	$9.89	$9.74	$9.66		$9.27	$10.03	$10.08	$9.82	$9.81
Income from Investment Operations:
Net investment income[3]	0.05	0.06	0.08	0.02	0.00 [2]	0.06	0.16	0.08	0.20	0.00	[2]	0.08	0.14	0.22	(0.28)	0.00 [2]
Net realized and unrealized gain (loss) on investments	0.33	(0.06)	0.77	1.12	0.82	0.24	(0.23)	0.69	0.86	0.28		0.33	(0.12)	0.67	1.45	0.84

Total from investment operations	0.38	–	0.85	1.14	0.82	0.30	(0.07)	0.77	1.06	0.28		0.41	0.02	0.89	1.17	0.84
Less Distributions From:
Net investment income	(0.41)	(0.50)	(0.60)	(0.60)	–	(0.40)	(0.50)	(0.60)	(0.60)	–		(0.41)	(0.50)	(0.62)	(0.60)	(0.02)
Capital gains	(0.16)	(0.28)	(0.32)	(0.31)	(0.82)	(0.16)	(0.28)	(0.32)	(0.31)	(0.20)		(0.16)	(0.28)	(0.32)	(0.31)	(0.81)

Total distributions	(0.57)	(0.78)	(0.92)	(0.91)	(0.82)	(0.56)	(0.78)	(0.92)	(0.91)	(0.20)		(0.57)	(0.78)	(0.94)	(0.91)	(0.83)
Net increase (decrease) in net asset value	(0.19)	(0.78)	(0.07)	0.23	–	(0.26)	(0.85)	(0.15)	0.15	0.08		(0.16)	(0.76)	(0.05)	0.26	0.01
Net Asset Value at end of period	$8.95	$9.14	$9.92	$9.99	$9.76	$8.63	$8.89	$9.74	$9.89	$9.74		$9.11	$9.27	$10.03	$10.08	$9.82
Total Return (%)[4]	4.29	(0.18)	8.90	12.29	8.61	3.53	(0.83)	8.01	11.44	2.88	[5]	4.63	0.13	9.08	12.60	8.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$18,252	$16,042	$11,373	$7,559	$6,297	$13,519	$9,287	$4,805	$2,258	$527		$71,241	$60,916	$43,891	$29,307	$81,779
Ratios of expenses to average net assets (%)	1.25	1.25	1.25	1.25	1.24	2.00	1.99	2.00	2.00	1.96	[6]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) to average net assets	0.17	0.13	(0.30)	(0.12)	(0.15)	(0.58)	(0.59)	(1.07)	(0.91)	(0.89)[6]		0.42	0.40	(0.03)	0.14	0.09
Portfolio turnover (%)[7]	135	107	139	100	84	135	107	139	100	84	[5]	135	107	139	100	84

	COVERED CALL & EQUITY INCOME FUND[1]						DIVIDEND INCOME FUND*

	CLASS R6						CLASS Y

	Year Ended October 31,				Inception to 10/31/128		Year Ended October 31,					Year Ended December 31,

	2016	2015	2014	2013			2016	2015	2014	2013[9]		2012	2011

Net Asset Value at beginning of period	$9.31	$10.06	$10.09	$9.82	$9.72		$22.28	$23.59	$21.94	$17.90		$17.17	$17.50
Income from Investment Operations:
Net investment income[3]	0.07	0.24	0.13	0.04	0.00	[2]	0.33	0.40	0.38	0.28		0.36	0.20
Net realized and unrealized gain (loss) on investments	0.35	(0.21)	0.78	1.14	0.30		0.99	0.01	2.29	4.03		1.50	0.10

Total from investment operations	0.42	0.03	0.91	1.18	0.30		1.32	0.41	2.67	4.31		1.86	0.30
Less Distributions From:
Net investment income	(0.41)	(0.50)	(0.62)	(0.60)	–		(0.32)	(0.38)	(0.38)	(0.27)		(0.35)	(0.20)
Capital gains	(0.16)	(0.28)	(0.32)	(0.31)	(0.20)		(0.90)	(1.34)	(0.64)	–		(0.78)	(0.43)

Total distributions	(0.57)	(0.78)	(0.94)	(0.91)	(0.20)		(1.22)	(1.72)	(1.02)	(0.27)		(1.13)	(0.63)
Net increase (decrease) in net asset value	(0.15)	(0.75)	(0.03)	0.27	0.10		0.10	(1.31)	1.65	4.04		0.73	(0.33)
Net Asset Value at end of period	$9.16	$9.31	$10.06	$10.09	$9.82		$22.38	$22.28	$23.59	$21.94		$17.90	$17.17
Total Return (%)[4]	4.72	0.23	9.29	12.75	3.07	[5]	6.16	1.76	12.42	24.18	[5]	10.86	1.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,110	$2,826	$152	$116	103		$102,402	$20,925	$21,518	$18,658		$13,263	$11,189
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.88	0.87	0.87	0.87	0.86	[6]	1.10	1.10	1.10	1.10	[6]	1.17	1.25
After reimbursement of expenses by Adviser (%)	0.88	0.87	0.87	0.87	0.86	[6]	0.95	0.95	0.95	0.95	[6]	1.09	1.25
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.55	0.70	0.10	0.21	0.17	[6]	1.61	1.75	1.66	1.66	[6]	1.95	–
Portfolio turnover (%)[7]	135	107	139	100	84	[5]	33	24	29	16	[5]	61	56

*	The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1]	Prior to close of business on February 28, 2014, the Fund was known as the Equity Income Fund.
[2]	Amounts represent less than $0.005 per share.
[3]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[4]	Total return without applicable sales charge.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[8]	Class was launched on July 31, 2012.
[9]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

52

Madison Funds | October 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	LARGE CAP VALUE FUND

	CLASS A					CLASS B					CLASS Y

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Net Asset Value at beginning of period	$16.33	$19.18	$17.04	$13.99	$12.42	$16.01	$18.84	$16.74	$13.74	$12.21	$16.35	$19.20	$17.06	$14.01	$12.44
Income from Investment Operations:
Net investment income[1]	0.16	0.08	0.13	0.18	0.21	0.06	(0.05)	0.04	0.12	0.16	0.26	0.14	0.19	0.19	0.22
Net realized and unrealized gain (loss) on investments	0.92	(0.10)	2.15	3.07	1.55	0.88	(0.09)	2.07	2.98	1.47	0.85	(0.11)	2.14	3.10	1.57

Total from investment operations	1.08	(0.02)	2.28	3.25	1.76	0.94	(0.14)	2.11	3.10	1.63	1.11	0.03	2.33	3.29	1.79
Less Distributions From:
Net investment income	(0.10)	(0.14)	(0.14)	(0.20)	(0.19)	(0.02)	(0.00)[6]	(0.01)	(0.10)	(0.10)	(0.14)	(0.19)	(0.19)	(0.24)	(0.22)
Capital gains	(1.84)	(2.69)	–	–	–	(1.84)	(2.69)	–	–	–	(1.84)	(2.69)	–	–	–

Total distributions	(1.94)	(2.83)	(0.14)	(0.20)	(0.19)	(1.86)	(2.69)	(0.01)	(0.10)	(0.10)	(1.98)	(2.88)	(0.19)	(0.24)	(0.22)
Net increase (decrease) in net asset value	(0.86)	(2.85)	2.14	3.05	1.57	(0.92)	(2.83)	2.10	3.00	1.53	(0.87)	(2.85)	2.14	3.05	1.57
Net Asset Value at end of period	$15.47	$16.33	$19.18	$17.04	$13.99	$15.09	$16.01	$18.84	$16.74	$13.74	$15.48	$16.35	$19.20	$17.06	$14.01
Total Return (%)[2]	7.16	(0.80)	13.47	23.58	14.37	6.38	(1.49)	12.61	22.69	13.41	7.44	(0.51)	13.74	23.86	14.64
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$62,757	$63,566	$70,495	$67,048	$58,537	$3,586	$4,096	$4,867	$5,222	$5,768	$36,721	$109,546	$128,456	$132,206	$84,545
Ratios of expenses to average net assets (%)	1.17	1.16	1.16	1.16	1.16	1.92	1.91	1.91	1.91	1.91	0.92	0.91	0.91	0.91	0.91
Ratio of net investment income (loss) to average net assets (%)	1.02	0.47	0.69	1.12	1.51	0.27	(0.27)	(0.06)	0.40	0.79	1.33	0.73	0.92	1.33	1.76
Portfolio turnover (%)[3]	74	97	85	33	25	74	97	85	33	25	74	97	85	33	25

	INVESTORS FUND*

	CLASS A					CLASS Y							CLASS R6

	Year Ended October 31			Inception to 10/31/13[7]		Year Ended October 31,					Year Ended December 31,		Year Ended October 31			Inception to 10/31/13[7]

	2016	2015	2014			2016	2015	2014	2013 [8]		2012	2011	2016	2015	2014

Net Asset Value at beginning of period	$21.30	$25.01	$22.49	$22.06		$21.36	$25.07	$22.50	$18.56		$16.40	$16.55	$21.47	$25.14	$22.51	$22.06
Income from Investment Operations:
Net investment income[1]	(0.00)[6,9]	0.09	0.03	–		0.06 [9]	0.16	0.12	0.10		0.13	0.15	0.11 [9]	0.15	0.17	–
Net realized and unrealized gain (loss) on investments	1.18	1.06	3.18	0.43		1.17	1.05	3.15	3.94		2.17	(0.15)	1.17	1.10	3.16	0.45

Total from investment operations	1.18	1.15	3.21	0.43		1.23	1.21	3.27	4.04		2.30	–	1.28	1.25	3.33	0.45
Less Distributions From:
Net investment income	(0.12)	(0.06)	(0.01)	–		(0.18)	(0.12)	(0.02)	(0.10)		(0.14)	(0.15)	(0.22)	(0.12)	(0.02)	–
Capital gains	(2.79)	(4.80)	(0.68)	–		(2.79)	(4.80)	(0.68)	–		–	–	(2.79)	(4.80)	(0.68)	–

Total distributions	(2.91)	(4.86)	(0.69)	–		(2.97)	(4.92)	(0.70)	(0.10)		(0.14)	(0.15)	(3.01)	(4.92)	(0.70)	–
Net increase (decrease)in net asset value	(1.73)	(3.71)	2.52	0.43		(1.74)	(3.71)	2.57	3.94		2.16	(0.15)	(1.73)	(3.67)	2.63	0.45
Net Asset Value at end of period	$19.57	$21.30	$25.01	$22.49		$19.62	$21.36	$25.07	$22.50		$18.56	$16.40	$19.74	$21.47	$25.14	$22.51
Total Return (%)[2]	6.46	4.78	14.55	1.95	[4]	6.69	5.07	14.84	21.78	[4]	14.05	–	6.92	5.25	15.10	2.04	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$67,479	$2,189	$1,340	$280		$204,962	$109,506	$166,819	$196,164		$35,176	$36,339	$6,198	$6,589	$5,200	$7,234
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.20	1.31	1.28	1.20	[5]	0.98	1.06	1.02	1.04	[5]	1.05	0.99	0.77	0.73	0.69	0.65	[5]
After reimbursement of expenses by Adviser (%)	1.20	1.19	1.13	1.06	[5]	0.95	0.94	0.87	0.89	[5]	0.97	0.99	0.77	0.73	0.64	0.56	[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.01)	0.38	0.15	(0.22)[5]		0.33	0.62	0.43	0.41	[5]	0.75	0.82	0.57	0.83	0.65	0.23	[5]
Portfolio turnover (%)[3]	27	33	52	34	[4]	27	33	52	34	[4]	47	36	27	33	52	34	[4]

*	The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Not annualized.
[5]	Annualized.
[6]	Amounts represent less than $0.005 per share.
[7]	Class was launched on September 20, 2013.
[8]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[9]	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying Notes to Financial Statements.

53

Madison Funds | October 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	MID CAP FUND*

	CLASS A					CLASS B					CLASS Y

	Year Ended October 31,			Inception to		Year Ended October 31,			Inception to		Year Ended October 31,				Year Ended December 31,

	2016	2015	2014	10/31/13[1]		2016	2015	2014	10/31/13[1]		2016	2015	2014	2013[8]	2012[7]	2011[7]

Net Asset Value at beginning of period	$8.59	$9.78	$9.48	$8.41		$7.38	$8.69	$8.55	$7.62		$8.85	$10.00	$9.66	$8.31	$7.45	$7.40
Income from Investment Operations:
Net investment income[2]	(0.04)	(0.06)	(0.04)	(0.03)		(0.14)	(0.13)	(0.14)	(0.06)		0.00 [10]	(0.04)	(0.02)	(0.02)	–	(0.01)
Net realized and unrealized gain on investments	0.29	0.61	1.01	1.10		0.30	0.56	0.95	0.99		0.29	0.63	1.03	2.11	1.17	0.39

Total from investment operations	0.25	0.55	0.97	1.07		0.16	0.43	0.81	0.93		0.29	0.59	1.01	2.09	1.17	0.38
Less Distributions From:
Capital gains	(0.50)	(1.74)	(0.67)	–		(0.50)	(1.74)	(0.67)	–		(0.50)	(1.74)	(0.67)	(0.74)	(0.31)	(0.33)

Total distributions	(0.50)	(1.74)	(0.67)	–		(0.50)	(1.74)	(0.67)	–		(0.50)	(1.74)	(0.67)	(0.74)	(0.31)	(0.33)
Net increase (decrease) in net asset value	(0.25)	(1.19)	0.30	1.07		(0.34)	(1.31)	0.14	0.93		(0.21)	(1.15)	0.34	1.35	0.86	0.05
Net Asset Value at end of period	$8.34	$8.59	$9.78	$9.48		$7.04	$7.38	$8.69	$8.55		$8.64	$8.85	$10.00	$9.66	$8.31	$7.45
Total Return (%)[3]	3.12	5.80	10.65	12.72	[4]	2.38	5.06	9.89	12.20	[4]	3.50	6.13	10.88	22.68 [4]	15.69	5.10
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$52,482	$54,000	$57,117	$56,578		$2,832	$3,401	$4,235	$5,476		$242,308	$198,605	$224,181	$255,263	$168,428	$160,328
Ratios of expenses to average net assets (%)	1.41	1.40	1.40	1.40	[5]	2.16	2.15	2.15	2.15	[5]	1.08	1.15	1.15	1.15 [5]	1.20	1.25
Ratio of net investment income (loss) to average net assets (%)	(0.47)	(0.72)	(0.42)	(0.64)[5]		(1.23)	(1.47)	(1.19)	(1.39)[5]		(0.14)	(0.47)	(0.17)	(0.29)[5]	0.00	(0.20)
Portfolio turnover (%)[6]	27	28	33	21	[4]	27	28	33	21	[4]	27	28	33	21 [4]	28	32

	MID CAP FUND*

	CLASS R6

						Year
	Year Ended October 31,					Ended

	2016	2015	2014	2013[8]		12/31/12[7,9]

Net Asset Value at beginning of period	$8.95	$10.06	$9.68	$8.30		$7.42
Income from Investment Operations:
Net investment income[2]	0.02	(0.05)	0.02	0.01		0.08
Net realized and unrealized gain on investments	0.30	0.68	1.03	2.11		1.12

Total from investment operations	0.32	0.63	1.05	2.12		1.20
Less Distributions:
Net investment income	–	–	–	–		(0.01)

Capital gains	(0.50)	(1.74)	(0.67)	(0.74)		(0.31)

Total distributions	(0.50)	(1.74)	(0.67)	(0.74)		(0.32)
Net increase (decrease) in net asset value	(0.18)	(1.11)	0.38	1.38		0.88
Net Asset Value at end of period	$8.77	$8.95	$10.06	$9.68		$8.30
Total Return (%)[3]	3.81	6.55	11.29	23.05	[4]	7.34	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$8,792	$9,874	$5,118	$6,270		$4,856
Ratios of expenses to average net assets (%)	0.78	0.77	0.77	0.77	[5]	0.76	[5]
Ratio of net investment income (loss) to average net assets (%)	0.16	(0.09)	0.20	0.11	[5]	1.19	[5]
Portfolio turnover (%)[6]	27	28	33	21	[4]	28	[4]

*	The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1]	For accounting purposes, the Mid-Cap Fund Class A & B are treated as having commenced investment operations at the close of business on April 19, 2013.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	The financial highlights prior to April 22, 2013 are those of the Madison Mosaic Mid Cap Fund, the accounting survivor of the reorganization of the Madison Mid Cap and Madison Mosaic Mid Cap Funds. The net asset values and other per share information of the Madison Mosaic Mid Cap Fund have been restated by the conversion ratio of 1.5634 for Class Y shares to reflect those of the legal survivor of the reorganization, the Madison Mosaic Mid Cap Fund, which was renamed the Madison Mid Cap Fund after reorganization.
[8]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[9]	Class was launched on February 29, 2012.
[10]	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

54

Madison Funds | October 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	SMALL CAP FUND

	CLASS A					CLASS B					CLASS Y

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012	2016	2015	2014		2013	2012

Net Asset Value at beginning of period	$14.98	$15.21	$14.87	$11.81	$10.79	$14.25	$14.58	$14.38	$11.45	$10.55	$15.03	$15.26	$14.88		$11.82	$10.77
Income from Investment Operations:
Net investment income[1]	0.04	0.02	0.06	0.02	0.06	(0.10)	(0.14)	(0.05)	(0.06)	(0.02)	0.07	0.04	0.07		0.02	0.10
Net realized and unrealized gain on investments	0.11	0.58	0.88	3.68	1.31	0.13	0.60	0.85	3.56	1.27	0.10	0.60	0.91		3.71	1.30

Total from investment operations	0.15	0.60	0.94	3.70	1.37	0.03	0.46	0.80	3.50	1.25	0.17	0.64	0.98		3.73	1.40
Less Distributions:
Net investment income	(0.02)	(0.04)	–	(0.09)	–	–	–	–	(0.02)	–	(0.04)	(0.08)	(0.00	)4	(0.12)	–
Capital gains	(0.53)	(0.79)	(0.60)	(0.55)	(0.35)	(0.53)	(0.79)	(0.60)	(0.55)	(0.35)	(0.53)	(0.79)	(0.60)		(0.55)	(0.35)

Total distributions	(0.55)	(0.83)	(0.60)	(0.64)	(0.35)	(0.53)	(0.79)	(0.60)	(0.57)	(0.35)	(0.57)	(0.87)	(0.60)		(0.67)	(0.35)
Net increase (decrease) in net asset value	(0.40)	(0.23)	0.34	3.06	1.02	(0.50)	(0.33)	0.20	2.93	0.90	(0.40)	(0.23)	0.38		3.06	1.05
Net Asset Value at end of period	$14.58	$14.98	$15.21	$14.87	$11.81	$13.75	$14.25	$14.58	$14.38	$11.45	$14.63	$15.03	$15.26		$14.88	$11.82
Total Return (%)[2]	1.00	3.90	6.45	32.85	13.08	0.21	3.10	5.66	31.92	12.21	1.18	4.16	6.72		33.17	13.39
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,168	$3,435	$3,639	$4,566	$3,941	$392	$437	$522	$497	$318	$91,448	$83,728	$60,279		$45,217	$13,808
Ratios of expenses to average net assets (%)	1.51	1.50	1.50	1.50	1.50	2.26	2.25	2.25	2.25	2.25	1.26	1.25	1.25		1.25	1.25
Ratio of net investment income (loss) to average net assets (%)	0.24	0.09	0.35	0.14	0.53	(0.51)	(0.66)	(0.40)	(0.62)	(0.22)	0.49	0.32	0.59		0.28	0.77
Portfolio turnover (%)[3]	19	19	29	22	15	19	19	29	22	15	19	19	29		22	15
	INTERNATIONAL STOCK FUND

	CLASS A					CLASS B					CLASS Y

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012	2016	2015	2014		2013	2012

Net Asset Value at beginning of period	$12.99	$13.20	$13.16	$10.81	$10.12	$12.68	$12.89	$12.87	$10.58	$9.92	$13.00	$13.22	$13.18		$10.82	$10.13
Income from Investment Operations:
Net investment income[1]	0.12	0.12	0.16	0.13	0.14	0.03	0.03	0.10	0.07	0.09	0.14	(0.05)	0.73		0.13	0.18
Net realized and unrealized gain (loss) on investments	(0.97)	(0.02)	(0.02)	2.35	0.76	(0.95)	(0.03)	(0.06)	2.28	0.72	(0.95)	0.17	(0.56)		2.38	0.75

Total from investment operations	(0.85)	0.10	0.14	2.48	0.90	(0.92)	–	0.04	2.35	0.81	(0.81)	0.12	0.17		2.51	0.93
Less Distributions From:
Net investment income	(0.11)	(0.31)	(0.10)	(0.13)	(0.21)	(0.03)	(0.21)	(0.02)	(0.06)	(0.15)	(0.14)	(0.34)	(0.13)		(0.15)	(0.24)

Total distributions	(0.11)	(0.31)	(0.10)	(0.13)	(0.21)	(0.03)	(0.21)	(0.02)	(0.06)	(0.15)	(0.14)	(0.34)	(0.13)		(0.15)	(0.24)
Net increase (decrease) in net asset value	(0.96)	(0.21)	0.04	2.35	0.69	(0.95)	(0.21)	0.02	2.29	0.66	(0.95)	(0.22)	0.04		2.36	0.69
Net Asset Value at end of period	$12.03	$12.99	$13.20	$13.16	$10.81	$11.73	$12.68	$12.89	$12.87	$10.58	$12.05	$13.00	$13.22		$13.18	$10.82
Total Return (%)[2]	(6.60)	0.83	1.09	23.11	9.23	(7.27)	0.06	0.31	22.26	8.39	(6.40)	1.09	1.29		23.44	9.61
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$18,573	$21,072	$23,012	$24,571	$21,002	$1,288	$1,692	$2,061	$2,946	$3,206	$15,398	$15,566	$7,938		$34,634	$23,294
Ratios of expenses to average net assets (%)	1.61	1.60	1.60	1.60	1.60	2.36	2.35	2.35	2.35	2.35	1.36	1.35	1.35		1.35	1.35
Ratio of net investment income to average net assets (%)	1.00	0.88	1.13	1.02	1.35	0.21	0.10	0.29	0.28	0.59	1.21	1.27	1.65		1.26	1.36
Portfolio turnover (%)[3]	34	45	44	53	41	34	45	44	53	41	34	45	44		53	41

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

55

Madison Funds | October 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	HANSBERGER INTERNATIONAL GROWTH FUND*

	CLASS I									CLASS Y

	Year Ended October 31,				Year Ended December 31,					Year Ended October 31,				Year Ended December 31,

	2016	2015	2014[1]		2013		2012		2011	2016	2015	2014[1]		2013		2012		2011

Net Asset Value at beginning of period	$16.11	$16.70	$17.88		$15.42		$13.11		$16.16	$16.09	$16.68	$17.89		$15.42		$13.11		$16.16
Income from Investment Operations:
Net investment income[2]	0.08 [3]	0.73	0.26		0.17	[3]	0.21	[3]	0.21 [3]	0.06 [3]	0.05	0.14		0.13	[3]	0.17	[3]	0.193
Net realized and unrealized gain (loss) on investments	(0.22)	(0.54)	(1.44)		2.52		2.33		(3.06)	(0.22)	0.12	(1.35)		2.53		2.32		(3.07)

Total from investment operations	(0.14)	0.19	(1.18)		2.69		2.54		(2.85)	(0.16)	0.17	(1.21)		2.66		2.49		(2.88)
Less Distributions From:
Net investment income	(0.17)	(0.78)	–		(0.23)		(0.23)		(0.20)	(0.15)	(0.76)	–		(0.19)		(0.18)		(0.17)
Capital gains	(0.13)	–	–		–		–		–	(0.13)	–	–		–		–		–

Total distributions	(0.30)	(0.78)	–		(0.23)		(0.23)		(0.20)	(0.28)	(0.76)	–		(0.19)		(0.18)		(0.17)
Net increase (decrease) in net asset value	(0.44)	(0.59)	(1.18)		2.46		2.31		(3.05)	(0.44)	(0.59)	(1.21)		2.47		2.31		(3.05)
Net Asset Value at end of period	$15.67	$16.11	$16.70		$17.88		$15.42		$13.11	$15.65	$16.09	$16.68		$17.89		$15.42		$13.11
Total Return (%)[4]	(0.93)	1.41	(6.60)[5]		17.46		19.37		(17.61)	(1.05)	1.27	(6.76)[5]		17.26		19.01		(17.82)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$16,597	$30,895	$153,839		$262,627		$518,186		$548,110	$2,056	$2,510	$2,942		$3,928		$4,410		$5,907
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.01	1.01	0.95	[6]	0.94		0.89		0.86	1.16	1.16	1.85	[6]	1.67		1.45		1.05
After reimbursement of expenses by Adviser (%)	1.01	1.01	0.95	[6]	0.94	[7]	0.89	[8]	0.86	1.16	1.16	1.16	[6]	1.17	[7]	1.15	[10]	1.05
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.56	0.85	1.40	[6]	1.05		1.44		1.39	0.43	0.80	1.22	[6]	0.78		1.15		1.22
Portfolio turnover (%)[11]	30	61	34	[5]	48		47		62	30	61	34	[5]	48		47		62

*	The Financial Statements presented herein reflect the historical operating results of the Hansberger International Series International Growth Fund through July 30, 2014.
[1]	Effective at the close of business on July 31, 2014, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Per share net investment income has been calculated using the average shares outstanding during the period.
[4]	Total return without applicable sales charge.
[5]	Not annualized.
[6]	Annualized.
[7]	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 0.92%.
[8]	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 0.88%.
[9]	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 1.15%.
[10]	Includes interest expense of less than 0.01%.
[11]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2016

Notes to the Financial Statements

1. ORGANIZATION

Madison Funds, a Delaware business trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end, management investment company. As of the date of this report, the Trust offers nineteen funds (individually, a “Fund,” collectively, the “Funds”).

During the reporting period, based on approval given by the Board of Trustees (the “Board”) at a meeting held on December 18, 2015, the Large Cap Growth Fund reorganized with and into the Investors Fund. The two Fund’s fundamental investment policies and investment objectives were the same. Prior to reorganization, the Large Cap Growth Fund’s Class B shares were converted to Class A shares. The Large Cap Growth Fund’s Class A and Y shares were then exchanged for Class A and Y shares of the Investors Fund effective after market close February 26, 2016.

Effective February 29, 2016 the Cash Reserves Fund changed to a government money market fund and adopted a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by cash, and/or government securities. Additionally, the Fund changed its name to the Government Money Market Fund.

On May 6, 2016, the Board approved an Agreement and Plan of Reorganization pursuant to which the Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund and Target Retirement 2050 Fund series of the Trust were proposed to be reorganized into the Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2040 Portfolio and the Goldman Sachs Target Date 2050 Portfolio, respectively, each a newly formed “shell” series of the Goldman Sachs Trust II. The reorganizations were approved by the shareholders of each Madison Target Retirement Fund at a special joint meeting of the Madison Target Retirement Funds shareholders on August 4, 2016. The proxy vote totals were as follows:

	For	Against	Withhold/Abstain

Madison Target Retirement 2020 Fund	4,581,337.503	198,569.919	899,266.460

Madison Target Retirement 2030 Fund	7,622,210.308	19,049.792	485,848.411

Madison Target Retirement 2040 Fund	5,162,504.522	3,441.545	191,296.948

Madison Target Retirement 2050 Fund	2,182,522.199	19,829.163	99,939.891

The reorganization occurred at the close of business on August 19, 2016.

On July 27, 2016, the Board of the Trust determined that it was in the best interest of the NorthRoad International Fund, which was a series of the Trust, and its shareholders to liquidate the Fund. Accordingly, the Board authorized the Trust to enter a plan of liquidation on behalf of the Fund to accomplish this goal. All outstanding shares of the Fund were redeemed, and on September 30, 2016 the Fund ceased operations and was liquidated.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the Small Cap Fund, International Stock Fund and Hansberger International Growth Fund.

The accompanying financial statements include the Government Money Market (formerly known as Cash Reserves), Tax-Free Virginia, Tax-Free National, High Quality Bond, Core Bond, Corporate Bond, High Income, Diversified Income, Covered Call & Equity Income, Dividend Income, Large Cap Value, Investors, Mid Cap, Small Cap, International Stock and Hansberger International Growth Funds (collectively, the “Core Funds”), the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the “Allocation Funds”). The Tax-Free Virginia Fund invests solely in securities exempt from both federal and Virginia state income taxes, while the Tax-Free National Fund invests in securities exempt from federal taxes (together, the “Tax-Free Funds”).

The Government Money Market Fund offers two classes of shares: Class A and B. The High Income, Large Cap Value, Small Cap, and International Stock Funds offer three classes of shares: Class A, B and Y. The Diversified Income Fund and the Allocation Funds offer three classes of shares: Class A, B and C. The Investors Fund offers three classes of shares: Class A, Y and R6. The Core Bond and Mid Cap Funds offer four classes of shares: Class A, B, Y and R6. The Covered Call & Equity Income Fund offers four classes of shares: Class A, C, Y and R6. The Tax-Free Virginia, Tax-Free National, High Quality Bond, Corporate Bond and Dividend Income Funds offer one class of shares: Class Y. The Hansberger International Growth Fund offers two classes of shares: Class I and Y. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation. Equity securities, including American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed by participants in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market is influenced by economic conditions, issuer financial strength, bond structure, trade size, supply and demand, tax code and regulatory environment. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

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Madison Funds | Notes to the Financial Statements - continued | October 31, 2016

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Standard Time), on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Government Money Market Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require an Allocation Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Recently Issued Accounting Pronouncements: In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of October 31, 2016, none of the Funds held open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund, except the Government Money Market and the Tax-Free Funds, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” The Small Cap and Hansberger International Growth Funds had net realized losses of $1,098 and $20,860, related to foreign currency transactions, respectively. The International Stock Fund had net realized gains of $2,625.

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Madison Funds | Notes to the Financial Statements - continued | October 31, 2016

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund, except the Government Money Market Fund and the Tax-Free Funds, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of October 31, 2016, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Government Money Market Fund which is governed by the Rule 2(a)-7 liquidity guidelines. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the Fund values it. At October 31, 2016, there were no illiquid securities held in the Madison Funds. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2016, none of the Funds had entered into such transactions.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended October 31, 2016, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multidimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of October 31, 2016, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of October 31, 2016, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

Fund[1]	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/16
Conservative Allocation	$73,195,530	$–	$–	$73,195,530
Moderate Allocation	138,765,318	–	–	138,765,318
Aggressive Allocation	58,653,250	–	–	58,653,250
Government Money Market[2]	487,957	18,419,239	–	18,907,196
Tax-Free Virginia
Municipal Bonds	–	21,970,320	–	21,970,320
Tax-Free National
Municipal Bonds	–	26,356,383	–	26,356,383

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Madison Funds | Notes to the Financial Statements - continued | October 31, 2016

Fund[1]	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/16
High Quality Bond
Corporate Notes and Bonds	$–	$40,062,014	$–	$40,062,014
U.S. Government and Agency Obligations	–	64,006,109	–	64,006,109
Short-Term Investments	1,069,145	–	–	1,069,145

	1,069,145	104,068,123	–	105,137,268
Core Bond
Asset Backed Securities	–	6,693,945	–	6,693,945
Collateralized Mortgage Obligations	–	6,399,959	–	6,399,959
Commercial Mortgage-Backed Securities	–	6,615,084	–	6,615,084
Corporate Notes and Bonds	–	72,931,691	–	72,931,691
Long Term Municipal Bonds	–	19,595,051	–	19,595,051
Mortgage Backed Securities	–	47,641,495	–	47,641,495
U.S. Government and Agency Obligations	–	50,034,941	–	50,034,941
Short-Term Investments	4,640,560	–	–	4,640,560

	4,640,560	209,912,166	–	214,552,726
Corporate Bond
Corporate Notes and Bonds	–	22,271,893	–	22,271,893
Long Term Municipal Bonds	–	667,970	–	667,970
Short-Term Investments	736,533	–	–	736,533

	736,533	22,939,863	–	23,676,396
High Income
Corporate Notes and Bonds	–	21,024,686	–	21,024,686
Mutual Funds	258,060	–	–	258,060
Short-Term Investments	2,195,200	–	–	2,195,200

	2,453,260	21,024,686	–	23,477,946
Diversified Income
Common Stocks	83,701,311	–	–	83,701,311
Asset Backed Securities	–	2,208,243	–	2,208,243
Collateralized Mortgage Obligations	–	1,963,632	–	1,963,632
Commercial Mortgage-Backed Securities	–	1,844,073	–	1,844,073
Corporate Notes and Bonds	–	21,223,199	–	21,223,199
Long Term Municipal Bonds	–	5,470,619	–	5,470,619
Mortgage Backed Securities	–	13,668,718	–	13,668,718
U.S. Government and Agency Obligations	–	15,247,251	–	15,247,251
Short-Term Investments	9,507,763	–	–	9,507,763

	93,209,074	61,625,735	–	154,834,809
Covered Call & Equity Income
Assets:			–
Common Stocks	81,608,147	–	–	81,608,147
Exchange Traded Funds	6,766,542	–	–	6,766,542
U.S. Government and Agency Obligations	–	4,992,750	–	4,992,750
Short-Term Investments	15,434,730	–	–	15,434,730

	103,809,419	4,992,750	–	108,802,169
Liabilities:
Options Written	1,523,952	–	–	1,523,952

Dividend Income
Common Stocks	95,583,707	–	–	95,583,707
Short-Term Investments	6,744,642	–	–	6,744,642

	102,328,349	–	–	102,328,349
Large Cap Value
Common Stocks	98,503,267	–	–	98,503,267
Short-Term Investments	4,739,765	–	–	4,739,765

	103,243,032	–	–	103,243,032
Investors
Common Stocks	253,739,621	–	–	253,739,621
Short-Term Investments	25,273,767	–	–	25,273,767

	279,013,388	–	–	279,013,388
Mid Cap
Common Stocks	282,016,722	–	–	282,016,722
Short-Term Investments	25,930,624	–	–	25,930,624

	307,947,346	–	–	307,947,346
Small Cap
Common Stocks	88,675,483	3,693,794	–	92,369,277
Short-Term Investments	2,663,485	–	–	2,663,485

	91,338,968	3,693,794	–	95,032,762
International Stock
Common Stocks
Australia	–	563,509	–	563,509
Belgium	–	1,441,628	–	1,441,628
Brazil	–	457,129	–	457,129
Canada	–	1,941,264	–	1,941,264
Denmark	–	408,578	–	408,578
Finland	–	789,635	–	789,635
France	–	3,359,814	–	3,359,814
Germany	–	877,494	–	877,494
Ireland	365,463	1,309,388	–	1,674,851
Israel	762,695	–	–	762,695
Italy	–	445,972	–	445,972
Japan	–	6,883,531	–	6,883,531
Luxembourg	–	250,892	–	250,892
Netherlands	–	996,820	–	996,820
Norway	–	505,049	–	505,049
Philippines	–	130,845	–	130,845
Spain	–	370,084	–	370,084
Sweden	–	1,229,347	–	1,229,347
Switzerland	–	1,994,115	–	1,994,115
Taiwan	861,470	–	–	861,470
Thailand	–	37,843	–	37,843
Turkey	–	275,654	–	275,654
United Kingdom	715,962	6,357,134	–	7,073,096
United States	416,945	–	–	416,945
Short-Term Investments	1,280,884	–	–	1,280,884

	4,403,419	30,625,725	–	35,029,144
Hansberger International Growth
Canada	1,075,160	–	–	1,075,160
China	616,038	1,683,871	–	2,299,909
Denmark	–	159,804	–	159,804
France	–	2,033,287	–	2,033,287
Germany	–	1,511,296	–	1,511,296
Hong Kong	–	696,683	–	696,683
India	866,066	–	–	866,066
Indonesia	–	233,865	–	233,865
Ireland	–	562,572	–	562,572
Japan	–	2,925,045	–	2,925,045
Mexico	–	685,907	–	685,907
Netherlands	988,251	–	–	988,251
Norway	–	229,741	–	229,741
Singapore	–	239,353	–	239,353
South Korea	–	429,317	–	429,317
Spain	–	205,317	–	205,317
Sweden	–	249,469	–	249,469
Switzerland	–	1,143,502	–	1,143,502
Taiwan	192,804	–	–	192,804
United Kingdom	–	1,656,889	–	1,656,889
Short-Term Investments	163,220	–	–	163,220

	3,901,539	14,645,918	–	18,547,457
1See respective portfolio of investments for underlying holdings in each Fund. For additional information on the underlying funds held in the Allocation Funds, including shareholder prospectuses and financial reports, please visit each underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.
2At October 31, 2016, all Level 2 securities held are U.S. Government and Agency Obligations. See respective Portfolio of Investments.

60

Madison Funds | Notes to the Financial Statements - continued | October 31, 2016

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statements of Assets and Liabilities as of October 31, 2016.

Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments
		Asset Derivatives		Liability Derivatives

	Derivatives	Statements of		Statements of
	accounted	Assets and		Assets and
	for as hedging	Liabilities		Liabilities
Fund	instruments	Location	Fair Value	Location	Fair Value
Covered Call &
Equity Income	Equity contracts			Options written	$1,523,952

The following table presents the effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2016:

Fund	Derivatives not accounted for as hedging Instruments	Realized Gain (Loss) on Derivatives:	Change in Unrealized Appreciation (Depreciation) on Derivatives
Core Bond	Equity contracts	$ (23,597)	$ 11,088
	Interest rate contracts, Futures	357	(610)
Covered Call &
Equity Income	Equity contracts	6,813,549	1,612,325

There is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows as of October 31, 2016:

Fund	Advisory Fee	Fund	Advisory Fee
Conservative Allocation	0.20%	Diversified Income	0.65%
Moderate Allocation	0.20%	Covered Call & Equity Income	0.85%
Aggressive Allocation	0.20%	Dividend Income	0.75%
Government Money Market	0.40%	Large Cap Value	0.55%
Tax-Free Virginia	0.50%	Investors	0.75%
Tax-Free National	0.40%	Mid Cap	0.75%
High Quality Bond	0.30%	Small Cap	1.00%
Core Bond	0.50%	International Stock	1.05%
Corporate Bond	0.40%	Hansberger International Growth	0.75%
High Income	0.55%

Effective February 29, 2016, the Tax-Free National Fund’s Advisory fee was reduced permanently from 0.50% to 0.40%.

A special meeting of shareholders of the Investors Fund was held on February 23, 2016 to approve an amended Advisory agreement. Specifically, the proposal was to remove a current breakpoint which provided for a management fee of 0.75% on the first $100 million of net assets and 0.60% on net assets in excess of $100 million, and to replace it with a management fee of 0.75% with a reduction of 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The final proxy vote was 3,821,127 shares voted for the proposal, 32,290 shares voted against with 7,638 shares abstaining from voting. The change was effective February 29, 2016.

The Government Money Market, Core Bond, High Income, Diversified Income, Large Cap Value, Investors, Mid Cap, Small Cap, and International Stock Funds’ advisory fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at October 31, 2016, are Wellington Management Company, LLP for the Small Cap Fund, Lazard Asset Management LLC for the International Stock Fund and Hansberger Growth Investors, LP for the Hansberger International Growth Fund. Shenkman Capital Management, LLC was the Subadviser for the High Income Fund from November 1, 2015 through December 31, 2015.

The Investment Adviser may, from time to time, contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser has contractually agreed to waive a portion of advisory fees on the Government Money Market Fund Class A Shares and Class B Shares until February 27, 2017, for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver was equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2016, the waivers totaled $50,590 for Class A Shares and $819 for Class B Shares and are reflected as fees waived in the accompanying Statements of Operations. A portion of the Dividend Income Fund’s advisory fee, 0.10%, is being waived by the Investment Adviser until February 27, 2017. For the year ended October 31, 2016, the waivers totaled $67,071 for the Dividend Income Fund and are reflected as fees waived in the accompanying Statements of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Administrative Services Agreement. The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

Fund	Class A	Class B	Class C	Class Y	Class R6	Class I
Conservative Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Moderate Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Aggressive Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Government Money Market	0.15%	0.15%	N/A	N/A	N/A	N/A
Tax-Free Virginia	N/A	N/A	N/A	0.35%	N/A	N/A
Tax-Free National	N/A	N/A	N/A	0.35%	N/A	N/A
High Quality Bond	N/A	N/A	N/A	0.19%	N/A	N/A
Core Bond	0.15%	0.15%	N/A	0.15%	0.02%	N/A
Corporate Bond	N/A	N/A	N/A	0.25%	N/A	N/A
High Income	0.20%	0.20%	N/A	0.20%	N/A	N/A
Diversified Income	0.20%	0.20%	0.20%	N/A	N/A	N/A
Covered Call & Equity Income	0.15%	N/A	0.15%	0.15%	0.02%	N/A
Dividend Income	N/A	N/A	N/A	0.35%	N/A	N/A
Large Cap Value	0.36%	0.36%	N/A	0.36%	N/A	N/A
Investors	0.20%	N/A	N/A	0.20%	0.02%	N/A
Mid Cap	0.40%	0.40%	N/A	0.23%	0.02%	N/A
Small Cap	0.25%	0.25%	N/A	0.25%	N/A	N/A
International Stock	0.30%	0.30%	N/A	0.30%	N/A	N/A
Hansberger International Growth	N/A	N/A	N/A	0.40%	N/A	0.25%
1Effective June 1, 2016 the fee was permanently reduced to 0.23%.

The direct expenses of the Funds’ Independent Trustees and independent auditors are paid out of this fee on behalf of the Funds.

The Investment Adviser may, from time to time, contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of service agreement fees on the Government Money Market Fund Class A Shares and Class B Shares until at least February 27, 2017, for the purpose of maintaining a one-day yield zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. A portion of the Dividend Income Funds’ annual service fee, 0.05% is being waived by the Investment Advisor until February 27, 2017. A portion of the Investors Fund annual service fee, 0.15%, was waived by the Investment Advisor through February 28, 2016. This waiver was discontinued effective February 29, 2016. The waived amounts for the Government Money Market, Dividend Income

Madison Funds | Notes to the Financial Statements - continued | October 31, 2016

and Investors Funds’ are reflected as waived fees in the accompanying Statements of Operations. For the year ended October 31, 2016 the waivers were as follows:

Waived Fees or Expenses*

Fund	Class A	Class B	Class Y	Total Waivers
Government Money Market	$1,742	$132	$ –	$ 1,874
Dividend Income	–	–	33,535	33,535
Investors	734	–	45,314	46,048

* The Investment Adviser does not have the right to recoup any of these waived fees.

Shareholder Servicing and Distribution (Rule 12b-1). The Trust has adopted, on behalf of certain Funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). These plans permit the Funds to pay for distribution of their shares and servicing of their shareholders out of fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected Funds and share classes. These plans are described below:

Shareholder Servicing Fees (Class A, B and C shares). Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares of each of the Funds, other than the Government Money Market Fund. Under the terms of these plans, each Fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that Fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the Funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution Fees (Class B and C shares only). Distribution plans have been adopted pursuant to Rule 12b-1 under 1940 Act for Class B and C shares of each of the Funds. Under the terms of each plan, each Fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that Fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a Fund and, over time, may cost more than paying the initial sales charge for Class A shares.

The Shareholder Servicing & Distribution Fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

	Shareholder Servicing Fee			Distribution Fee		Total Shareholder Servicing and Distribution Fees (Rule 12b-1)
Fund	Class A	Class B	Class C	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Moderate Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Aggressive Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Government Money Market	N/A	N/A	N/A	0.75%	N/A	N/A	0.75%	N/A
Tax-Free Virginia	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Free National	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Bond	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Corporate Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Income	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Diversified Income	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Covered Call &
Equity Income	0.25%	N/A	0.25%	N/A	0.75%	0.25%	N/A	1.00%
Dividend Income	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Large Cap Value	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Investors	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
Mid Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Small Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
International Stock	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Hansberger International
Growth	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

MFD may, from time to time, voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, MFD waived a portion of 12b-1 fees on the Government Money Market Fund Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2016, the waivers totaled $2,760 and are reflected as fees waived in the accompanying Statements of Operations. MFD does not have the right to recoup these waived fees.

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B, and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell Fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the year ended October 31, 2016, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$ 63,612	$ 20,344	$ 1,425	$ 7,988	$ 20,344	$ 1,425
Moderate Allocation	175,785	40,510	1,389	21,096	40,510	1,389
Aggressive Allocation	99,684	11,908	438	11,473	11,908	438
Government Money Market	–	2,445	–	–	2,445	–
Core Bond	82,660	2,458	–	11,875	2,458	–
High Income	16,709	711	–	2,278	711	–
Diversified Income	238,183	16,848	441	30,473	16,848	441
Covered Call & Equity Income	116,476	–	2,950	15,660	–	2,950
Large Cap Value	55,905	3,032	–	7,431	3,032	–
Investors	59,185	–	–	7,792	–	–
Mid Cap	84,685	3,493	–	10,057	3,493	–
Small Cap	8,304	330	–	643	330	–
International Stock	18,500	1,070	–	2,193	1,070	–

Other Expenses. In addition to the fees described above, the Trust is responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, overdrafts and any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Officers and Trustees. Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated. Fees paid to the Trustees reduce the fees paid to the Investment Adviser pursuant to the Administrative Services Agreement as described above.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Government Money Market Fund declares dividends, if any, daily and reinvests monthly. The Tax-Free Funds, Core Bond, Corporate Bond, High Income and Diversified Income Funds declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality, Dividend Income and Covered Call & Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value, Investors, Mid Cap, Small Cap, International Stock and Hansberger International Growth Funds declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2016

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2016, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$–	$–	$58,535,861	$59,780,207
Moderate Allocation	–	–	133,898,002	135,460,902
Aggressive Allocation	–	–	58,039,988	58,817,843
Tax-Free Virginia	–	–	2,627,051	2,772,426
Tax-Free National	–	–	2,568,930	3,491,606
High Quality Bond	21,943,364	18,997,197	7,559,963	6,236,629
Core Bond	26,428,514	28,992,551	57,504,947	62,183,370
Corporate Bond	–	–	8,292,809	8,892,884
High Income	–	–	15,673,829	18,658,864
Diversified Income	7,540,892	9,330,322	42,547,454	41,584,009
Covered Call & Equity Income	–	–	121,272,045	104,404,383
Dividend Income	–	–	92,231,677	20,610,358
Large Cap Value	–	–	94,762,250	162,320,673
Investors	–	–	59,370,791	54,079,513
Mid Cap	–	–	93,866,958	70,779,295
Small Cap	–	–	23,861,760	16,971,704
International Stock	–	–	13,009,703	12,326,632
Hansberger International Growth	–	–	7,412,613	25,320,303

6. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Covered Call & Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the Fund by providing protection from declining stock prices.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in option contracts in the Core Bond and Covered Call & Equity Income Funds during the year ended October 31, 2016 were as follows:

Core Bond Fund	Number of Contracts	Premiums Received
Options outstanding, beginning of period	50	$ 9,225
Options written during the period	190	129,295
Options closed during the period	(70)	(62,813)
Options exercised during the period	–	–
Options expired during the period	(170)	(75,707)
Options outstanding, end of period	–	$ –

Covered Call & Equity Income Fund	Number of Contracts	Premiums Received
Options outstanding, beginning of period	9,656	$ 1,916,685
Options written during the period	57,371	11,841,462
Options closed during the period	(24,049)	(5,225,435)
Options exercised during the period	(14,396)	(2,849,945)
Options expired during the period	(18,334)	(3,843,452)
Options outstanding, end of period	10,248	$ 1,839,315

7. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Effective May 1, 2015, the Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or other assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Core Bond Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2016

8. FOREIGN SECURITIES

Each Fund, other than the Tax-Free Funds and the Government Money Market Fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities.

Certain of the Funds have reclaims receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

9. SECURITIES LENDING

The Core Bond, High Income, Diversified Income, Large Cap Value, Mid Cap and International Stock Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

The Funds did not engage in any securities lending activity during the year ended October 31, 2016.

10. FEDERAL AND FOREIGN INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2016. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended 2013 through 2016. Effective as of the market close of April 19, 2013, the Mosaic Funds reorganized into the Madison Funds (formerly known as the MEMBERS Mutual Funds).

The tax character of distributions paid during the years ended October 31, 2015 and 2016 were as follows:

	Ordinary Income		Capital Gain
Fund	2016	2015	2016	2015
Conservative Allocation	$888,827	$1,359,702	$2,273,262	$2,826,131
Moderate Allocation	1,312,247	1,877,315	7,797,267	7,986,977
Aggressive Allocation	507,867	869,616	4,818,260	4,556,655
Government Money Market	–	–	–	–
High Quality Bond	1,213,921	1,074,047	290,255	118,544
Core Bond	5,728,510	5,345,069	1,493,182	1,673,616
Corporate Bond	682,749	698,396	67,455	20,295
High Income	1,173,280	1,772,903	–	1,376,166
Diversified Income	2,433,885	2,224,686	3,337,689	21,794
Covered Call & Equity Income	5,814,327	5,333,810	–	161,657
Dividend Income	1,027,860	355,808	838,307	1,219,689
Large Cap Value	1,314,675	1,753,926	19,496,697	27,390,440
Investors	2,061,390	6,779,021	13,672,109	25,518,364
Mid Cap	–	6,182,447	14,926,055	42,647,564
Small Cap	241,523	342,916	3,076,610	3,717,251
International Stock	351,712	775,849	–	–
Hansberger International Growth	338,984	2,496,632	276,203	–

	Tax Exempt Income		Ordinary Income		Capital Gain
Fund	2016	2015	2016	2015	2016	2015
Tax-Free Virginia	$481,442	$557,020	$ –	$10,501	$ 69,797	$140,087
Tax-Free National	637,014	691,135	1,913	–	160,361	217,904

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Tax Exempt Income	Capital Gain
Conservative Allocation	$48,745	$–	$1,025,666
Moderate Allocation	754,280	–	3,970,826
Aggressive Allocation	197,562	–	1,551,203
Government Money Market	–	–	–
Tax-Free Virginia	–	3,097	36,276
Tax-Free National	19,827	8,200	161,259
High Quality Bond	111,636	–	124,208
Core Bond	389,393	–	750,417
Corporate Bond	54,439	–	36,169
High Income	7,868	–	–
Diversified Income	526,394	–	5,013,935
Covered Call & Equity Income	2,460,649	–	–
Dividend Income	901,485	–	1,581,819
Large Cap Value	6,508,943	–	8,291,976
Investors	2,283,277	–	6,645,336
Mid Cap	–	–	13,577,178
Small Cap	303,434	–	3,158,323
International Stock	386,353	–	–
Hansberger International Growth	–	–	112,892

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2016, which are available to offset future capital gains, if any, realized through the fiscal year listed:

				No Expiration Date
Fund	2017	2018	2019	Short Term	Long Term
Government Money Market	$16	$5	$–	$147	$–
High Income	–	–	–	414,170	1,323,841
International Stock	–	710,871	–	796,302	1,271,428

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect.

For the year ended October 31, 2016, the Mid Cap Fund elected to defer $546,715 in late-year ordinary losses.

For the year ended October 31, 2016, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
Mid Cap	$1,244,694
Small Cap	675,894
Hansberger International Growth	145,361

Madison Funds | Notes to the Financial Statements - continued | October 31, 2016

At October 31, 2016, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, excluding options, as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$ 1,350,579	$ 235,328	$ 1,115,251
Moderate Allocation	4,833,017	170,195	4,662,822
Aggressive Allocation	2,837,899	151,650	2,686,249
Government Money Market	–	–	–
Tax-Free Virginia	955,978	31,757	924,221
Tax-Free National	1,591,271	28,124	1,563,147
High Quality Bond	1,386,060	69,616	1,316,444
Core Bond	7,139,050	544,391	6,594,659
Corporate Bond	930,056	38,366	891,690
High Income	758,413	270,751	487,662
Diversified Income	19,430,870	754,432	18,676,438
Covered Call & Equity Income	1,543,661	11,735,334	(10,191,673
Dividend Income	6,013,442	1,036,466	4,976,976
Large Cap Value	11,340,149	703,724	10,636,425
Investors	43,899,940	2,243,863	41,656,077
Mid Cap	83,493,424	6,056,237	77,437,187
Small Cap	14,956,086	8,095,870	6,860,216
International Stock	4,842,134	1,489,147	3,352,987
Hansberger International Growth	2,239,502	614,638	1,624,864

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

Reclassification Adjustments. Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

Differences relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, distributions from real estate investment trusts, distribution re-designations from investments in other regulated investment companies, and unusable capital loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2016, reclassifications were recorded as follows:

		Undistributed	Accumulated
	Paid-in	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gain (Loss)
Conservative Allocation	$–	$117,914	$(117,914)
Moderate Allocation	–	280,340	(280,340)
Aggressive Allocation	–	131,454	(131,454)
Government Money Market	–	–	–
Tax-Free Virginia	–	–	–
Tax-Free National	–	–	–
High Quality Bond	–	–	–
Core Bond	–	471,827	(471,827)
Corporate Bond	–	–	–
High Income	–	–	–
Diversified Income	–	123,390	(123,390)
Covered Call & Equity Income	–	4,019,356	(4,019,356)
Dividend Income	(1)	(5,456)	5,457
Large Cap Value	–	–	–
Investors Fund	–	(11,957)	11,957
Mid Cap	(2,403,733)	2,378,760	24,973
Small Cap	–	(15,775)	15,775
International Stock	–	(13,008)	13,008
Hansberger International Growth	(7,784,361)	71,198	7,713,163

11. CERTAIN RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the Fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to the risk. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, while the Fund has maintained a constant share price since inception, and will continue to try to do so, neither the Investment Adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the Fund’s share price from falling below $1.00.

The Tax-Free Funds invest in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. The Trust will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the Funds. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the Funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

Effective May 1, 2015, the Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks such as: unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Perfect correlation between the Fund’s futures positions and portfolio positions may be difficult to achieve.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2016

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its net assets in high yield securities.

The Covered Call & Equity Income Fund invests in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Allocation Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that Fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Funds. The Funds do monitor this risk closely.

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

12. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in Underlying Funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Underlying Funds”). A summary of the transactions with each Affiliated Underlying Fund during the year ended October 31, 2016 follows:

	Balance of			Balance of		Realized
	Shares Held at	Gross	Gross	Shares Held at	Value at	Gain	Distributions
Fund/Underlying Fund	10/31/2015	Additions	Sales	10/31/2016	10/31/2016	(Loss)	Received[1]

Conservative Allocation Fund
Madison Core Bond Fund Class Y	1,574,009	83,954	(132,246)	1,525,716	$15,516,535	$(35,545)	$514,093
Madison Corporate Bond Fund Class Y	446,801	–	–	446,801	5,223,099	–	164,632
Madison Dividend Income Fund Class Y	–	178,313	–	178,313	3,990,637	–	37,387
Madison Investors Fund Class Y	–	183,567	(15,275)	168,292	3,301,894	(16,059)	–
Madison Large Cap Growth Fund Class Y	204,750	46,950	(251,700)	–	–	(328,570)	887,824
Madison Large Cap Value Fund Class Y	235,565	91,902	(327,467)	–	–	715,670	471,398
Madison Mid Cap Fund Class Y	–	128,011	–	128,011	1,106,016	–	–
Madison NorthRoad International Fund Class Y	158,257	–	(158,257)	–	–	(327,328)	55,852

Totals					$29,138,181	$8,168	$2,131,186

Moderate Allocation Fund
Madison Core Bond Fund Class Y	2,097,384	49,950	–	2,147,334	21,838,385	–	717,075
Madison Dividend Income Fund Class Y	–	623,441	–	623,441	13,952,619	–	123,397
Madison Investors Fund Class Y	–	705,317	–	705,317	13,838,313	–	–
Madison Large Cap Growth Fund Class Y	740,132	174,530	(914,662)	–	–	(860,287)	3,298,879
Madison Large Cap Value Fund Class Y	991,432	169,782	(980,229)	180,985	2,801,641	1,752,697	1,966,059
Madison Mid Cap Fund Class Y	–	340,479	–	340,479	2,941,740	–	–
Madison NorthRoad International Fund Class Y	430,751	–	(430,751)	–	–	(598,533)	168,554

Totals					$55,372,698	$293,877	$6,273,964

Madison Funds | Notes to the Financial Statements - concluded | October 31, 2016

	Balance of			Balance of		Realized
	Shares Held at	Gross	Gross	Shares Held at	Value at	Gain	Distributions
Fund/Underlying Fund	10/31/2015	Additions	Sales	10/31/2016	10/31/2016	(Loss)	Received[1]

Aggressive Allocation Fund
Madison Core Bond Fund Class Y	499,599	–	((14,577)	485,022	4,932,672	(146)	165,835
Madison Dividend Income Fund Class Y	–	322,227	(7,750)	314,476	7,037,980	(2,790)	64,669
Madison Investors Fund Class Y	–	360,116	(4,975)	355,141	6,967,873	16,317	–
Madison Large Cap Growth Fund Class Y	390,860	90,398	(481,258)	–	–	(559,033)	1,709,135
Madison Large Cap Value Fund Class Y	530,122	71,466	(521,176)	80,411	1,244,769	652,206	1,051,258
Madison Mid Cap Fund Class Y	–	252,207	(14,401)	237,806	2,054,643	9,649	–
Madison NorthRoad International Fund Class Y	222,260	–	(222,260)	–	–	(140,817)	84,123

Totals					$22,237,937	$(24,614)	$3,075,020

1Distributions received include distributions from net investment income and from capital gains from the underlying funds.

13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. On November 9, 2016, the Board of the Trust of Madison Hansberger International Growth Fund, determined that it is in the best interest of the Fund and its shareholders to liquidate the Fund. Accordingly, the Board authorized the Trust to enter into a plan of liquidation (the “Plan”) on behalf of the Fund to accomplish this goal. All outstanding shares of the Fund were redeemed and the Fund discontinued operations at the close of business on December 15, 2016, pursuant to the Plan.

Other than the liquidation noted above, no other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

Madison Funds | October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Madison Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Madison Funds, comprising the Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Government Money Market (formerly Madison Cash Reserves Fund), Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Corporate Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Equity Income Fund, Madison Dividend Income Fund, Madison Large Cap Value Fund, Madison Investors Fund, Madison Mid Cap Fund, Madison Small Cap Fund, Madison International Stock Fund, and Madison Hansberger International Growth Fund (collectively, the “Funds”) as of October 31, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for all periods presented, the financial highlights of Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Government Money Market Fund, Madison Core Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Equity Income Fund, Madison Large Cap Value Fund, Madison Small Cap Fund, Madison International Stock Fund, for each of the periods presented, the financial highlights of Madison Tax-Free Virginia Fund and Madison Tax-Free National Fund for the years ended October 31, 2016, 2015 and 2014, and each of the two periods in the period ended October 31, 2013, the financial highlights of Madison High Quality Bond Fund, Madison Corporate Bond Fund, Madison Dividend Income Fund, Madison Investors Fund, and Madison Mid Cap Fund for the years ended October 31, 2016, 2015 and 2014, and the period ended October 31, 2013, and the financial highlights of Madison Hansberger International Growth Fund for the year ended October 31, 2016 and 2015, and the period ended October 31, 2014. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Madison Tax-Free Virginia Fund and Madison Tax-Free National Fund for the period ended September 30, 2012 were audited by other auditors, whose report, dated November 14, 2012, expressed an unqualified opinion on those financial highlights. The financial highlights of Madison High Quality Bond Fund, Madison Corporate Bond Fund, Madison Dividend Income Fund, and Madison Investors Fund for the period ended December 31, 2012 were audited by other auditors, whose report, dated February 26, 2013, expressed an unqualified opinion on those financial highlights. The financial highlights of the Madison Mid Cap Fund for the period ended December 31 2012, before the effects of adjustments to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote 7 to the financial highlights, were audited by other auditors, whose report, dated February 26, 2013, expressed an unqualified opinion on those financial highlights. The financial highlights of Madison Hansberger International Growth Funds for the periods ended prior to January 1, 2014 were audited by other auditors, whose report, dated February 24, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2016, the results of their operations for the year then ended, the statements of changes in net assets for all periods presented, the financial highlights of Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Government Money Market Fund, Madison Core Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Equity Income Fund, Madison Large Cap Value Fund, Madison Small Cap Fund, and Madison International Stock Fund for each of the periods presented, the financial highlights of Madison Tax-Free Virginia Fund and Madison Tax-Free National Fund for the years ended October 31, 2016, 2015, and 2014, and each of the two periods in the period ended October 31, 2013, the financial highlights of Madison High Quality Bond Fund, Madison Corporate Bond Fund, Madison Dividend Income Fund, Madison Investors Fund, and Madison Mid Cap Fund for the years ended October 31, 2016, 2015, and 2014, and the period ended October 31, 2013, and the financial highlights of Madison Hansberger International Growth Fund for the years ended October 31, 2016 and 2015, and the period ended October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the adjustments to the financial highlights of the Madison Mid Cap Fund for the period ended December 31, 2012, to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote 7 to the financial highlights. Our procedures included recalculating the conversion factor discussed in that footnote. In our opinion, such retrospective adjustments are appropriate and have been appropriately applied. However, we were not engaged to audit, review, or perform any procedures to the financial statements and financial highlights of the Madison Mid Cap Fund for the period ended December 31, 2012 other than with respect to the retrospective adjustment described herein, and accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of Madison Mid Cap Fund for the period ended December 31, 2012.

/s/ Deloitte & Touche, LLP

Chicago, IL
December 21, 2016

Madison Funds | October 31, 2016

Other Information (unaudited)

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS

The Board of Trustees reviewed a variety of materials provided by the Adviser and Sub-advisers in connection with the Board’s consideration of the renewal of the Trust’s investment advisory contract with the Investment Adviser and the subadvisory contracts with the applicable Sub-advisers at an in-person meeting of the Board held in July 2016. The following summarizes the Board’s process and considerations during that meeting.

With regard to the nature, extent and quality of the services provided by the Adviser and each sub-adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable sub-adviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and each sub-adviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each Fund’s investment objectives under various market scenarios.

The Board discussed the various administrative services provided directly by the Adviser. The Board took into account that the services provided by the Adviser included arranging for third-party service providers to provide all necessary Fund administration as well as ongoing monitoring of any sub-advisers to Fund portfolios.

Based on their review of the information provided, the Independent Trustees determined that the nature, extent and quality of services provided to the Fund were satisfactory.

With regard to the investment performance of the Trust and the Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed with the Adviser the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the fund, may have a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. They discussed with the Adviser the unique aspects of the securities markets applicable to particular Funds so that the performance of any such Funds could be reviewed in context.

They reviewed with the Adviser both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous portfolio managers to any Fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They took into account that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board also noted that it reviews on a quarterly basis detailed information about investment performance results, portfolio composition and investment strategies. The Board and the portfolio managers discussed the Funds that adhere to the Adviser’s “participate and protect” investment philosophy and, recognizing that this is a conservative investment philosophy, the portfolio managers explained that individual Fund performance indicative of the strategy may be reflected in relative underperformance during periods of high risk market environments, such as the recent market environment. The Board performed this review in connection with the Adviser and each sub-adviser that manages a sub-advised Fund portfolio. In connection with the review of performance, the Board engaged in a comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. With regard to the equity Funds, the Board noted relative outperformance of the Large Cap Value Fund, Investors Fund, Mid Cap Fund, Small Cap and the Dividend Income Fund for the one-year period compared to their respective benchmarks. Regarding the allocation Funds, the Board noted the risk-adjusted performance of all three allocation funds rank in the top quartile over the trailing five year period. With regard to fixed-income Funds, the Board considered each Fund’s relatively conservative investment philosophy and high-quality bias during a period of historically low interest rates and the relative risks to fixed-income Funds in the current environment. For example, the Board took into account that the High Quality Bond Fund, the Core Bond Fund and the Tax-Free Funds held more conservative shorter duration exposure than their respective benchmarks for the period, resulting in those Funds’ relative underperformance. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. The Board also considered that sometimes the Morningstar categories the Funds fall into do not precisely match a Fund’s investment strategy and philosophy. Based on their review, the Independent Trustees determined that, given the totality of the above factors and considerations, each Fund’s investment performance had been satisfactory.

With regard to the costs of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund portfolio’s peer group with similar investment objectives. The Board reviewed these matters in connection with the Adviser and each sub-adviser that manages a sub-advised Fund portfolio. Based on their review, the Independent Trustees concluded that the level of profitability to the Adviser and its affiliates was reasonable in light of the services provided.

The Board noted that the Adviser or its affiliates, and, as applicable, each sub-adviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective sub-adviser) to such Funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or sub-adviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require. They considered that, if the services rendered by the Adviser (or sub-adviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or sub-adviser, if applicable) may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board also noted the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or sub-adviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees reviewed each Fund’s fee structure based on the total Fund expense ratio as well as by comparing each Fund’s advisory fee to the advisory fees of funds with similar investment objectives. The Board noted the simple expense structure

Madison Funds | Other Information (unaudited) - continued | October 31, 2016

maintained by the Trust: an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Funds pursuant to its administrative services agreements with the Trust (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that any administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each Fund portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a Fund portfolio invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Fund portfolio and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to the Trust’s “Fund of funds” portfolios and the underlying mutual funds in which each such Fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller Fund portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g ., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as one of a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates of approximately $15 billion at the time of the meeting. The Trustees took into account that although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization.

In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Advisory and Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving certain fees (pursuant to its investment management agreement or pursuant to the applicable Services Agreement, as the case may be) with regard to: the Dividend Income Fund and Government Money Market Fund.

The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on their review, the Independent Trustees concluded that the current advisory fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously outside of the presence of management and had reviewed the written contract renewal materials provided by the Adviser and applicable sub-advisers. He noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the sub-advisers, and representatives of the Adviser and sub-advisers, respectively, discussed with the Independent Trustees each of those additional inquiries.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees (including applicable sub-advisory fees) are fair and reasonable for each respective Fund portfolio and that renewal of their respective Advisory, Sub-Advisory and Services Agreements are in the best interests of each respective Fund and its shareholders.

Madison Funds | Other Information (unaudited) - continued | October 31, 2016

FUND EXPENSES PAID BY SHAREHOLDERS

As shareholders of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2016. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS A				CLASS B
	Beginning	Ending	Annual	Expenses Paid	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio	During Period	Account Value	Expense Ratio	During Period
Conservative Allocation*	$1,000	$1,016.80	0.71%	$3.55	$1,011.90	1.46%	$7.33
Moderate Allocation*	1,000	1,021.90	0.71%	3.56	1,017.50	1.46%	7.35
Aggressive Allocation*	1,000	1,023.90	0.71%	3.56	1,019.80	1.46%	7.36
Government Money Market	1,000	1,000.00	0.28%	1.61	1,000.00	0.28%	1.61
Core Bond	1,000	1,016.00	0.91%	4.56	1,012.20	1.66%	8.35
High Income	1,000	1,056.40	1.01%	5.17	1,051.00	1.76%	9.02
Diversified Income	1,000	1,000.20	1.11%	5.53	1,000.20	1.86%	9.30
Covered Call & Equity Income	1,000	1,024.50	1.25%	6.36	N/A	N/A	N/A
Large Cap Value	1,000	1,049.60	1.17%	5.98	1,045.70	1.92%	9.82
Investors	1,000	1,026.80	1.20%	6.11	1,000.00	N/A	N/A
Mid Cap	1,000	1,009.70	1.41%	7.07	1,007.20	2.16%	10.85
Small Cap	1,000	980.50	1.51%	7.47	976.60	2.26%	11.18
International Stock	1,000	956.30	1.61%	7.87	952.90	2.36%	11.59

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,012.90	1.45%	$7.34
Moderate Allocation*	1,000	1,017.50	1.45%	7.35
Aggressive Allocation*	1,000	1,020.70	1.45%	7.37
Diversified Income	1,000	1,000.20	1.85%	9.30
Covered Call & Equity Income	1,000	1,021.80	2.00%	10.16

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$1,002.70	0.85%	$4.28
Tax-Free National	1,000	1,002.40	0.75%	3.78
High Quality Bond	1,000	1,002.90	0.49%	2.47
Core Bond	1,000	1,018.30	0.65%	3.30
Corporate Bond	1,000	1,026.50	0.65%	3.31
High Income	1,000	1,056.80	0.75%	3.88
Covered Call & Equity Income	1,000	1,026.30	1.00%	5.09
Dividend Income	1,000	1,030.50	0.95%	4.85
Large Cap Value	1,000	1,050.90	0.91%	4.69
Investors	1,000	1,027.80	0.95%	4.84
Mid Cap	1,000	1,011.70	1.01%	5.11
Small Cap	1,000	981.20	1.25%	6.23
International Stock	1,000	957.10	1.35%	6.64
Hansberger International Growth	1,000	1,051.00	1.15%	5.93

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$999.00	0.52%	$2.64
Covered Call & Equity Income	1,000	976.60	0.87%	4.43
Investors	1,000	1,019.50	0.77%	3.93
Mid Cap	1,000	1,002.20	0.77%	3.90

	CLASS I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Hansberger International Growth	$1,000	$1,051.70	1.01%	$5.21

*The annual expense ratio does not include the expenses of the underlying funds.

71

Madison Funds | Other Information (unaudited) - continued | October 31, 2016

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B
	Beginning	Ending	Annual	Expenses Paid	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio	During Period	Account Value	Expense Ratio	During Period
Conservative Allocation*	$1,000	$1,021.62	0.71%	$3.56	$1,017.85	1.46%	$7.35
Moderate Allocation*	1,000	1,021.62	0.71%	3.56	1,017.85	1.46%	7.35
Aggressive Allocation*	1,000	1,021.62	0.71%	3.56	1,017.85	1.46%	7.35
Government Money Market	1,000	1,023.53	0.28%	1.63	1,023.53	0.28%	1.63
Core Bond	1,000	1,020.61	0.91%	4.57	1,016.84	1.66%	8.36
High Income	1,000	1,020.11	1.01%	5.08	1,016.34	1.76%	8.87
Diversified Income	1,000	1,019.61	1.11%	5.58	1,015.84	1.86%	9.37
Covered Call & Equity Income	1,000	1,018.85	1.25%	6.34	N/A	N/A	N/A
Large Cap Value	1,000	1,019.30	1.17%	5.89	1,015.53	1.92%	9.68
Investors	1,000	1,019.10	1.20%	6.09	1,000.00	N/A	N/A
Mid Cap	1,000	1,018.10	1.41%	7.10	1,014.33	2.16%	10.89
Small Cap	1,000	1,017.60	1.51%	7.61	1,013.83	2.26%	11.39
International Stock	1,000	1,017.09	1.61%	8.11	1,013.27	2.36%	11.94
	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,017.85	1.45%	$7.35
Moderate Allocation*	1,000	1,017.85	1.45%	7.35
Aggressive Allocation*	1,000	1,017.85	1.45%	7.35
Diversified Income	1,000	1,015.84	1.85%	9.37
Covered Call & Equity Income	1,000	1,015.08	2.00%	10.13
	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$1,020.86	0.85%	$4.32
Tax-Free National	1,000	1,021.37	0.75%	3.81
High Quality Bond	1,000	1,022.67	0.49%	2.49
Core Bond	1,000	1,021.87	0.65%	3.30
Corporate Bond	1,000	1,021.87	0.65%	3.30
High Income	1,000	1,021.37	0.75%	3.81
Covered Call & Equity Income	1,000	1,020.11	1.00%	5.08
Dividend Income	1,000	1,020.36	0.95%	4.82
Large Cap Value	1,000	1,020.56	0.91%	4.62
Investors	1,000	1,020.36	0.95%	4.82
Mid Cap	1,000	1,020.06	1.01%	5.13
Small Cap	1,000	1,018.85	1.25%	6.34
International Stock	1,000	1,018.35	1.35%	6.85
Hansberger International Growth	1,000	1,019.36	1.16%	5.84
	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$1,022.52	0.52%	$2.64
Covered Call & Equity Income	1,000	$1,020.76	0.87%	4.42
Investors	1,000	$1,021.27	0.77%	3.91
Mid Cap	1,000	$1,021.27	0.77%	3.91
	CLASS I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Hansberger International Growth	$1,000	$1,020.06	1.01%	$5.13

*The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

72

Madison Funds | Other Information (unaudited) - continued | October 31, 2016

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www. sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.madisonfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credits: The Funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended 2016, the following Funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Stock	$95,651	$1,078,096

Complete information regarding the Funds’ foreign tax credit pass through to shareholders for 2016 will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year ended 2016, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	18.29%	Dividend Income	80.42%
Moderate Allocation	32.40%	Large Cap Value	79.57%
Aggressive Allocation	46.75%	Investors	75.02%
Diversified Income	72.38%	Small Cap	100.0%
Covered Call Equity Income	15.01%

Qualified Dividend Income: For the taxable year ended 2016, the Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each Fund’s income distributions paid during the calendar year 2016, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Fund	Amount	Fund	Amount
Conservative Allocation	$283,804	Dividend Income	$1,703,628
Moderate Allocation	886,344	Large Cap Value	2,862,244
Aggressive Allocation	513,285	Investors	2,434,017
Diversified Income	2,331,264	Small Cap	432,646
Covered Call & Equity Income	1,199,395	International Stock	482,004

73

Madison Funds | October 31, 2016

Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds’ website at www.madisonfunds.com or by calling 1-800-877-6089.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/Trustee During Past Five Years

Katherine L. Frank[2] 1960	Trustee and President, 2009 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of the Adviser), Executive Committee Member and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010

Madison Asset Management, LLC ( “Madison”), Executive Committee Member and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010

Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of the Adviser), Executive Committee Member and Chief Operating Officer, 2010 - Present; President, 1996 - 2010

		Madison Strategic Sector Premium Fund (closed-end fund), President, 2005 - Present; Ultra Series Fund (14) (mutual funds), President, 2009 - Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, December 2012 - Present	34	Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (14), 2009 - Present

Jay R. Sekelsky 1959	Vice President, 2009 - Present	MIH, Executive Committee Member and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010

Madison, Executive Committee Member and Chief Investment Officer, 2010 - Present

MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010

		Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Ultra Series Fund (14), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present	N/A	N/A

Paul A. Lefurgey 1964	Vice President, 2009 - Present	MIH, Chairman, Executive Committee and Director of Fixed Income Investments, 2005 - Present; Madison and MIA, Managing Director and Head of Fixed Income Investments, 2010 - Present

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 - 2005

		Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Ultra Series Fund (14), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present	N/A	N/A

Greg D. Hoppe 1969	Treasurer, 2009 - Present	MIH, MIA and Madison, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present

		Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Ultra Series Fund (14), Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Treasurer, December 2012 - Present	N/A	N/A

Holly S. Baggot 1960	Secretary, 1999 - Present Assistant Treasurer, 1999 - 2007; 2009 - Present Treasurer, 2008	MIH, MIA and Madison, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005

		Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Ultra Series Fund (14), Secretary, 1999 - Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 - Present	N/A	N/A

Lisa R. Lange 1969	Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present	MIH, MIA and Madison, Chief Compliance Officer and Chief Legal Officer, April 2015-Present

NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Chief Legal Officer April 2015 – Present

Madison Strategic Sector Premium Fund, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 – Present

Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary April 2015 - Present

Ultra Series Fund (14), Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present

		Whyte Hirschboeck Dudek S.C. (law firm), Attorney and Shareholder, 2003-2015	N/A	N/A

1 As of the date of this report, the fund complex consists of Madison Funds with 19 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 35 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.
2 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds.

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Madison Funds | Trustees and Officers - concluded | October 31, 2016

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships Held by Director/ Trustee During Past Five Years

Philip E. Blake 1944	Trustee, 2009 - Present	Retired Investor Lee Enterprises, Inc. (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	35	Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012

Nerites Corporation (technology company), 2004 - Dec. 2013

				Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (14), 2009 - Present; Madison Covered Call & Equity Strategy Fund, December 2012 - Present

James R. Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	35	Park Bank, 1978 - Present Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Ultra Series Fund (14), 2009 - Present

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/ President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	35	Forward Service Corporation (employment training non-profit), 2010 - Present
Stanek Tool Corp., 1990 - December 2016

Ultra Series Fund (14), 2005 - Present

				Madison Strategic Sector Premium Fund, 2014 - Present Madison Covered Call & Equity Strategy Fund, 2015 - Present

Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012 IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	33	Park Nicolet Health Services, 2001 - 2012 HealthPartners, 2013 - Present Ultra Series Fund (14), 2004 - Present

1 Independent Trustees serve in such capacity until the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this report, the fund complex consists of Madison Funds with 19 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 35 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

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Presorted Standard U.S. POSTAGE PAID Louisville, KY Permit No. 1051
Madison Funds Post Office Box 8390 Boston, MA 02266-8390 1 (800) 877-6089 www.madisonfunds.com SEC File Number: 811-08261

4460-P1053
Rev. 1016

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of “the Madison Funds Sarbanes Oxley Code of Ethics.”

Item 3. Audit Committee Financial Expert.

In July 2016, James Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to continue to serve as the Trust’s audit committee financial expert among the four independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant’s principal accountant for the fiscal years ended October 31, 2016 and 2015, respectively were $201,800 ($446,800 including the Ultra Series Fund, the Madison Strategic Sector Premium Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $204,000 ($512,000 including the Affiliated Funds).

(b) Audit-Related Fees. For the fiscal years ended October 31, 2016 and October 31, 2015, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust’s annual financial statements other than those referenced in paragraph (a) above, totaled $22,500 and $0, respectively.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended October 31, 2016 and October 31, 2015, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $99,294 and $106,517, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) None.

(g) None.

(h) None.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust’s procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics - See Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Funds

/s/ Lisa R. Lange
Lisa R. Lange, Chief Legal Officer and Chief Compliance Officer

Date: December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank
Katherine L. Frank, Principal Executive Officer

Date: December 30, 2016

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer

Date: December 30, 2016